UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

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NOVUS THERAPEUTICS, INC.

19900 MacArthur Boulevard, Suite 550

Irvine, California 92612

(949) 238-8090

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held                 , 2020

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Novus Therapeutics, Inc. (the “Company”), will be held at 19900 MacArthur Boulevard, Irvine, California 92612 on                 , 2020 at 10:00 a.m. Pacific Time. The purpose of the Special Meeting is the following:

1.

To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon conversion of the Company’s Series X1 Preferred Stock, par value $0.001 per share (“Series X1 Preferred Stock”), issued in September 2020 (the “Conversion Proposal” or “Proposal No. 1”);

2.	To approve the Novus Therapeutics, Inc. 2020 Long Term Incentive Plan (the “Equity Compensation Plan Proposal” or “Proposal No. 2”);

3.	To ratify an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology (the “Virtual Meeting Proposal” or “Proposal No. 3”); and

4.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3 (the “Adjournment Proposal” or “Proposal No. 4”).

Only Company stockholders of record at the close of business on                 , 2020, will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

Thank you for your ongoing support and continued interest in Novus Therapeutics, Inc.

By order of the Board of Directors,

David-Alexandre C. Gros, M.D.
Chief Executive Officer
Director

Irvine, California

October     , 2020

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholders Meeting to Be Held on                 , 2020:

This proxy statement is available at https://www.proxydocs.com/NVUS and is also available to any stockholder who wishes to receive a paper copy by calling (866) 648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at https://www.investorelections.com/NVUS.

Novus Therapeutics, Inc.

19900 MacArthur Boulevard, Suite 550

Irvine, California 92612

(949) 238-8090

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on                 , 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Special Meeting of Stockholders of Novus Therapeutics, Inc. (the “Special Meeting”), which will be held at 19900 MacArthur Boulevard, Irvine, California 92612 on                 , 2020 at 10:00 a.m. Pacific Time. The board of directors of Novus Therapeutics, Inc. (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Novus,” “the Company,” “we,” “us,” and “our” refer to Novus Therapeutics, Inc. The mailing address of our principal executive offices is Novus Therapeutics, Inc., 19900 MacArthur Blvd., Suite 550, Irvine, California 92612.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

At the Special Meeting:

1.

Novus will ask its stockholders to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s Common Stock, upon conversion of the Company’s Series X1 Preferred Stock issued in September 2020;

2.

Novus will ask its stockholders to approve a new Novus Therapeutics, Inc. 2020 Long Term Incentive Plan, which we refer to below as the “2020 Incentive Plan.” The Board of Directors currently intends that upon approval of the 2020 Incentive Plan, awards will no longer be made under the Novus Therapeutics, Inc. 2014 Stock Incentive Plan (the “2014 Plan”);

3.	Novus will ask its stockholders to ratify an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology; and

4.	Novus will ask its stockholders to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3.

After careful consideration, the Board of Directors has approved the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Novus’s stockholders. Accordingly, the Board of Directors recommends that stockholders vote “FOR” each of the proposals set forth above.

Your vote is important. Whether or not you expect to attend the Special Meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.

This proxy statement is dated                 , 2020 and is first being mailed to stockholders on or about                 , 2020.

OVERVIEW

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about                 , 2020, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.

When and where will the Special Meeting take place?

The Special Meeting will be held at 19900 MacArthur Boulevard, Irvine, California 92612 on                 , 2020 at 10:00 a.m. Pacific Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on                 , 2020, you are welcome to attend the meeting. Please bring photo identification and proof of ownership as of the record date,                 , 2020. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

Who is soliciting my vote?

The Novus Board of Directors is soliciting your vote for the Special Meeting.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on                 , 2020 (the “record date”).

How many votes can be cast by all stockholders?

There were                 shares of our Common Stock, par value $0.001 per share, outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Special Meeting. On the record date, there were                 shares of Series X1 Preferred Stock issued and outstanding; the Series X1 Preferred Stock is not entitled to vote on the matters being considered at the Special Meeting. As previously disclosed, on October 5, 2020, we effected a reverse stock split of our issued and outstanding Common Stock at a ratio of 1-for-18. The figures provided throughout this proxy statement give retroactive effect to the reverse stock split. As such, the figures presented below differ from those previously disclosed in the Company’s filings with the Securities and Exchange Commission.

Of the shares of our Common Stock issued and outstanding and entitled to vote, 214,307 shares of Common Stock were issued in the Acquisition (as described in “Proposal No. 1 – General – Anelixis Acquisition Agreement” below) and are not entitled to vote on Proposal No. 1 for purposes of the listing rules of the Nasdaq Stock Market. The Company anticipates that these 214,307 shares of Common Stock will be voted in favor of Proposal No. 1 for purposes of adopting the proposal under Delaware law. However, to comply with Nasdaq rules, the Company will instruct the inspector of elections to conduct a separate tabulation that subtracts 214,307 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether that proposal has been adopted in accordance with applicable Nasdaq rules.

How do I vote?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Continental Stock Transfer & Trust Company, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting in person during the Special Meeting.

Over the Internet: To vote over the Internet, please go to the following website: www.proxupush.com/NVUS, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy before the polls close on                     , 2020, the date of the Special Meeting, for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please call (866) 229-2195, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy before the polls close on                     , 2020, the date of the Special Meeting, for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must complete, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received not later than the time the polls close on                     , 2020, the date of the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

In Person at the Special Meeting: If you attend the Special Meeting you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.	Sign and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.

Attend the Special Meeting and vote in person as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.

How is a quorum reached?

Our Amended and Restated By-laws (the “Bylaws”), provide that a majority of the shares entitled to vote, present at the Special Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What proposals will be voted on at the Special Meeting?

There are four proposals scheduled to be voted on at the meeting:

•	Proposal No. 1 – Approval of the issuance of shares of Common Stock upon conversion of the Series X1 Preferred Stock.

•	Proposal No. 2 – Approval of the 2020 Incentive Plan.

•	Proposal No. 3 – Ratification of an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology.

•	Proposal No. 4 – Approval, if necessary, of the adjournment or postponement of the Special Meeting, to continue to solicit votes for Proposal No. 1, No. 2 and/or Proposal No. 3.

What vote is required to approve each item at the Special Meeting?

You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders. Under our Bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Certificate of Incorporation or Bylaws.

•

Proposal No. 1 – The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of the Conversion Proposal, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•

Proposal No. 2 – The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of the Equity Compensation Plan Proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•

Proposal No. 3 – The affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of the Virtual Meeting Proposal. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

•

Proposal No. 4 – If a quorum is present at the Special Meeting, the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast on the matter is required for the approval of the Adjournment Proposal. If a quorum is not present at the Special Meeting, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting or represented by proxy is required for the approval of the Adjournment Proposal.

Do I Have Appraisal Rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to any of the proposals being voted on.

How is the vote counted?

If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting in person during the Special Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.

“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker or other nominee holding the shares as to how to vote. If your shares are held in “street name” and you do not give voting instructions to your broker, your broker or nominee may vote the shares with respect to matters that are considered to be “discretionary” (if any), but may not vote the shares with respect to “non-discretionary” matters. Where a broker does not have discretion to vote on a given proposal, the unvoted shares are considered “broker non-votes.” For each of the proposals, broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal. Similarly, abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of the proposal.

Who will count the vote?

The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board of Directors.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote:

•	Proposal No. 1 – FOR the approval of the Conversion Proposal.

•	Proposal No. 2 – FOR the approval of the Equity Compensation Plan Proposal.

•	Proposal No. 3 – FOR the approval of the Virtual Meeting Proposal.

•	Proposal No. 4 – FOR the approval of the Adjournment Proposal.

Who pays the cost for soliciting proxies?

We will bear the cost of soliciting proxies, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to stockholders. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the internet. Novus may use the services of its directors, officers and other employees to solicit proxies from Novus’s stockholders without additional compensation. In addition, Novus has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total. Arrangements will also be made with banks, brokers, nominees, custodians and fiduciaries who are record holders of Common Stock for the forwarding of solicitation materials to the beneficial owners of Common Stock. Novus will reimburse these banks, brokers, nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

How can I know the voting results?

We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact The Proxy Advisory Group, LLC, Novus’s proxy solicitor, by telephone at (212) 616-2181.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the development of AT-1501; uses of proceeds; projected cash runways; future performance, business prospects, events and product development plans; and stockholder approval of the conversion rights of the Series X1 Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in this Proxy Statement and in Novus’ most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

RISK FACTOR SUMMARY

The following summarizes the principal factors that make an investment in the Company speculative or risky, all of which are more fully described in the Risk Factors section below. This summary should be read in conjunction with the Risk Factors section and should not be relied upon as an exhaustive summary of the material risks facing our business. The occurrence of any of these risks could harm our business, financial condition, results of operations and/or growth prospects or cause our actual results to differ materially from those contained in forward-looking statements we have made in this report and those we may make from time to time. You should consider all of the risk factors described in our public filings when evaluating our business.

Risks Related to Our Operations

•	Our short operating history and the Anelixis acquisition may make it difficult to evaluate the success of our business to date and to assess our future viability.

•

We are required to use reasonable best efforts to solicit stockholder approval for the conversion of the Preferred Stock and if we are unable to obtain such approval by March 13, 2021, then the holders of this preferred stock may demand cash settlement upon attempted conversions. If stockholders demand this cash-settlement right, the Company may not have sufficient capital to funds its operations.

•	We have incurred significant operating losses since our inception and expect that we will continue to incur losses over the next several years and may never achieve or maintain profitability.

•

Our product candidates are in the early stages of clinical development and may not be successfully developed. If we are unable to successfully develop and commercialize these or any other product candidate, or if we experience significant delays in doing so, our business will be materially harmed.

•	The ongoing COVID-19 pandemic and actions taken in response to it may result in additional disruptions to our business operations, which could have a material adverse effect on our business.

•

Drug development involves a lengthy and expensive process with an uncertain outcome, including failure to demonstrate safety and efficacy to the satisfaction of the FDA or similar regulatory authorities outside the United States. We may incur additional costs or experience delays in completing, or ultimately be unable to complete, the formulation and commercialization of our product candidates.

•

Delays or difficulties in the enrollment of patients in clinical trials, could delay or prevent our receipt of necessary regulatory approvals and increase expenses for the development of our product candidates.

•

If serious adverse events or unacceptable side effects are identified during the development of our product candidates, we may need to abandon or limit our development of some of our product candidates.

•

We will require additional funding to be able to complete the development of our lead drug candidate. If we are unable to raise capital when needed, we may be forced to significantly alter our business strategy, substantially curtail our current operations, or liquidate and cease operations altogether.

•	Our future success depends on our ability to retain executives and key employees and to attract, retain and motivate qualified personnel in the future.

Risks Related to Regulatory Approval of Our Product Candidates and Other Legal Compliance Matters

•

If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals, or the approvals may be for a narrow indication, we may not be able to commercialize our product candidates, and our ability to generate revenue may be materially impaired.

•

Any product candidate for which we obtain marketing approval will be subject to extensive post-marketing regulatory requirements and could be subject to post-marketing restrictions or withdrawal from the market, and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our products, when and if any of them are approved.

•

Legislation regulating the pharmaceutical and healthcare industries may increase the difficulty and cost for us to obtain marketing approval of and commercialize our product candidates and affect the prices we may obtain.

•

Our business operations and relationships will be subject to applicable anti-kickback, fraud and abuse and other broadly applicable healthcare laws, which could expose us to criminal sanctions, civil penalties, program exclusion, contractual damages, reputational harm and diminished profits and future earnings.

•

Our internal computer systems, or those of our third-party collaborators, service providers, contractors or consultants, may fail or suffer security breaches, disruptions, or incidents, which could result in a material disruption of our development programs or loss of data or compromise the privacy, security, integrity or confidentiality of sensitive information related to our business and have a material adverse effect on our reputation, business, financial condition or results of operations.

•	European data collection is governed by restrictive regulations governing the collection, use, processing and cross-border transfer of personal information.

•	If we fail to comply with environmental, health and safety laws and regulations, we could become subject to fines or penalties or incur costs that could harm our business.

Risks Related to the Commercialization of Our Product Candidates

•

Even if any of our product candidates receives marketing approval, we may fail to achieve the degree of market acceptance by physicians, patients, third-party payers and others in the medical community necessary for commercial success.

•

If our current product candidates, or a future product candidate receives marketing approval and we, or others, later discover that the product is less effective than previously believed or causes undesirable side effects that were not previously identified, the ability to market the product could be compromised.

•

If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and sell our product candidates, if approved, or generate product revenues.

•	We face substantial competition, which may result in others discovering, developing or commercializing competing products before or more successfully than we do.

•

The insurance coverage and reimbursement status of newly approved products is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for new or current products could limit our ability to market those products and decrease our ability to generate revenue.

•	Product liability lawsuits against us could cause us to incur substantial liabilities and to limit commercialization of any products that we may develop.

Risks Related to Our Dependence on Third Parties

•

The reliance on third parties for the manufacture of our product candidates for nonclinical and clinical trials, and for eventual commercialization, increases the risk that we will not have sufficient quantities of our product candidates or products at an acceptable cost and quality, which could delay, prevent or impair our development or commercialization efforts.

•

We depend on CROs and other contracted third parties to perform nonclinical and clinical testing and certain other research and development activities. As a result, the outcomes of the activities performed by these organizations will be, to a certain extent, beyond our control.

Risks Related to Our Intellectual Property

•

If we are unable to obtain and maintain intellectual property protection for our technology and products or if the scope of the intellectual property protection obtained is not sufficiently broad, our competitors could develop and commercialize technology and products similar or identical to ours, and our ability to successfully commercialize our technology and products may be impaired.

•	We may become involved in lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

•	We may need to license certain intellectual property from third parties, and such licenses may not be available or may not be available on commercially reasonable terms.

•	If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

•	We may be subject to trade secret claims from former employers of Company personnel.

Risks Related to Our Common Stock

•	Our stock price could be volatile as holders of our preferred stock become able to convert their shares to common stock and sell these shares in the open market.

•	If we fail to establish and maintain proper and effective internal control over financial reporting, our operating results and our ability to operate our business could be harmed.

•

Provisions in our corporate charter and under Delaware law could make an acquisition of the Company more difficult and may prevent attempts by our stockholders to replace or remove our current management.

•	We do not expect to pay any cash dividends in the foreseeable future.

DESCRIPTION OF THE TRANSACTIONS

Acquisition of Anelixis

On September 14, 2020, Novus acquired Anelixis Therapeutics, Inc., a Delaware corporation (“Anelixis”) pursuant to an Agreement and Plan of Merger (the “Anelixis Acquisition Agreement”), after which Anelixis became a wholly-owned subsidiary of Novus (the “Acquisition”). Following the Acquisition, the Company shifted its drug development activities to focus on developing next-generation anti-CD40 Ligand (CD40L) antibodies for patients in need of a potentially life-saving treatment, including patients undergoing organ or cellular transplantation, as well as those living with autoimmune or neurodegenerative diseases. The Company continues to maintain its corporate headquarters in Southern California and, as a result of the Anelixis acquisition, now also maintains research and development facilities in the Boston area.

Under the terms of the Anelixis Acquisition Agreement, Novus issued to the stockholders of Anelixis 214,307 shares of Novus common stock, par value $0.001 per share (the “Common Stock”) and 146,765 shares of Series X1 Preferred Stock (the “Preferred Stock”), which was a newly designated series of preferred stock that is intended to have economic rights equivalent to the Company’s Common Stock, but with only limited voting rights. The rights of the Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations that Novus filed with the Secretary of State of the State of Delaware (the “Certificate of Designation”). Please see “Description of the Series X1 Preferred Stock” under Proposal No. 1 for a complete description of the Certificate of Designation and the rights of the Preferred Stock.

In connection with the execution of the Anelixis Acquisition Agreement, Novus and Anelixis entered into stockholder support agreements (the “Support Agreements”) with Novus’ directors and certain officers and two of Novus’ largest stockholders, which collectively owned an aggregate of approximately 26% of the shares of Novus Common Stock outstanding immediately prior to the Acquisition. The Support Agreements provide that, among other things, each of the stockholders has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of Proposal No. 1 at the Special Meeting.

Financing Transaction

Concurrent with the Acquisition, Novus entered into a Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”), pursuant to which Novus issued and sold approximately 217,200 shares of Preferred Stock for an aggregate purchase price of approximately $108.15 million (the “Financing”). On an as-converted basis, the shares were sold at a price of approximately $9.00 per share (split-adjusted), which represented a premium of approximately 35% over the closing stock price prior to announcing the Transactions. The Financing was exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

At the closing of the Financing, Novus entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, Novus will prepare and file a resale registration statement with the SEC within 90 calendar days following the closing of the Financing. The Registration Rights Agreement also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.

Conversion of Preferred Stock

Subject to stockholder approval of Proposal No. 1, each share of Preferred Stock will be convertible into approximately 55.5 shares of Common Stock. If stockholders have not approved the conversion of the Preferred Stock into Common Stock by March 13, 2021 (180 days from the closing of the Acquisition), then, upon any attempted conversion, holders of Preferred Stock may thereafter require the Company to repurchase the Preferred Stock at the then-current fair value of the underlying Common Stock.

REASONS FOR THE TRANSACTIONS

In approving the Acquisition and the Financing (together, the “Transactions”), the Board of Directors considered the pros and cons of the Transactions versus other alternatives, including continuing to focus the Company’s resources on the Company’s legacy drug development programs, other potential business development opportunities reviewed by the Board and the opportunities and risks presented with the Transactions. In particular, the Board of Directors took into account the following events, facts and circumstances in approving the Transactions:

•

In June 2020, Novus announced topline results from the phase 2a clinical trial of OP0201, Novus’s lead program at the time. Novus reported that while the drug candidate showed signs of efficacy, the Company had not been able to achieve the primary endpoint in the study and that the Company would need to reformulate the drug candidate before additional clinical trials could be conducted. At the time of this announcement, Novus had less than 12 months’ of working capital and did not have sufficient financial resources to continue the development of OP0201.

•

In connection with the June 2020 announcement and in light of the Company’s limited capital resources, the Board of Directors initiated a process to explore strategic options intended to maximize stockholder value. The Board of Directors engaged financial advisors to assist in the review and evaluation of strategic options, including a financing to continue development of OP0201, a company sale, merger, asset sale, in-license, out-license, or other business combination transaction.

•

The Board of Directors believes that, as a result of arm’s length negotiations with Anelixis, Novus and its management team negotiated the most favorable equity split for Novus stockholders that Anelixis was willing to agree to, and that the terms of the Anelixis Acquisition Agreement include the most favorable terms to Novus in the aggregate to which Anelixis was willing to agree. Moreover, the Company was able to successfully attract significant additional working capital in connection with the Acquisition (as described below), such that the Company would have adequate resources to fund the near-term development of the Company’s pipeline.

•

The Board of Directors believes, after a thorough review of strategic alternatives and discussions with Novus senior management, financial advisors and legal counsel, that the Acquisition is more favorable to Novus’s stockholders than the potential value that might have resulted from other strategic options available to Novus, including to a liquidation of Novus and the distribution of any available cash. The Board of Directors also took into account the premium at which the Company was able to raise capital in the Financing.

•

The Board of Directors believes, based in part on a scientific diligence and analysis process conducted by Novus’s management and reviewed with the Board of Directors, that Anelixis’s lead drug candidate (AT-1501) represents a potential best-in-class Anti-CD40L antibody, potentially positioning Novus to develop therapies to help patients undergoing organ or cellular transplantation, as well as those living with autoimmune or neurodegenerative diseases, thereby creating value for the stockholders of the combined company.

After giving consideration to these and other factors, the Board approved the Transactions, which the Board believes better position the Company for long-term success.

RISK FACTORS

Risks Related to Our Operations

Our short operating history and the Anelixis acquisition may make it difficult to evaluate the success of our business to date and to assess our future viability.

We are an early development stage pharmaceutical company. Our ongoing operations to date have been limited to organizing and staffing the Company, business planning, raising capital, acquiring and developing technology, and identifying potential product candidates. We have not yet demonstrated our ability to successfully manufacture drug product in large enough quantities and with stability to support additional clinical trials, execute either large or pivotal clinical trials, obtain marketing approvals, manufacture a commercial scale product or arrange for a third party to do so on our behalf, or conduct sales and marketing activities necessary for successful product commercialization. It can take many years to develop a new medicine from the time it is discovered to when it is available for treating patients and, to date, we have had only limited interactions with the FDA and foreign regulatory authorities regarding the development pathway for our drug candidates. Consequently, any predictions made about our future success or viability based on our short operating history to date may not be as accurate as they could be if we had a longer operating history. In addition, as a result of the acquisition of Anelixis our future business, prospects, financial position and operating results could be significantly different than those in historical periods or projected by our management.

In addition, as an early stage business, we may encounter unforeseen expenses, difficulties, complications, delays and other known and unknown factors. To successfully market any of our product candidates, we will need to transition from a company with a clinical development focus to a company capable of supporting commercial activities. We may not be successful in such a transition.

We are required to use reasonable best efforts to solicit stockholder approval for the conversion of the Preferred Stock and if we are unable to obtain such approval by March 13, 2021 (180 days from the closing of the Acquisition), then the holders of this preferred stock may demand cash settlement upon attempted conversions. If stockholders demand this cash-settlement right, the Company may not have sufficient capital to fund its operations.

Pursuant to the Anelixis Agreement, the Company is required to hold a special meeting of stockholders for the purpose of obtaining stockholder approval to allow for the conversion of the Preferred Stock into Common Stock in accordance with Nasdaq Marketplace Rule 5635(a). If such stockholder approval is not received, the Company is required to convene additional stockholder meetings every 90 days thereafter until such approval is obtained, which could result in substantial costs and be a distraction to management.

Moreover, if stockholders do not approve the conversion of the Preferred Stock into Common Stock by March 13, 2021 (180 days from the closing of the Transactions), then the holders of the Preferred Stock will have the right, in lieu of the conversion of the Preferred Stock into Common Stock, to require the Company to repurchase their Preferred Stock at the then-current fair value of the underlying common stock (determined on an as-converted basis). Based on the closing price of one share of Common Stock on the record date ($                , as reported on Nasdaq), the potential cash settlement feature of the Preferred Stock could potentially reach $                million, which significantly exceeds our total cash and cash equivalents as of the record date. Accordingly, if stockholders do not approve the conversion of the Preferred Stock, the Company may have insufficient working capital to fund its operations.

We have incurred significant operating losses since our inception and expect that we will continue to incur losses over the next several years and may never achieve or maintain profitability.

We have incurred significant annual net operating losses in every year since our inception. We have no products approved for commercial sale and have not generated any revenue from product sales to date, and we continue to incur significant research and development and other expenses related to our ongoing operations. If AT-1501 or any future product candidates we develop are not successfully developed and approved, we may never generate any revenue from sales of products. The Company has experienced recurring net losses and negative cash flows from operating activities since its inception. The Company’s net loss for the nine months ended September 30, 2020 is $10.8 million. As of September 30, 2020, the Company had cash of $8.8 million, working capital of $8.7 million and an accumulated deficit of $68.3 million. We have not generated any revenues from product sales, have not completed the development of any product candidate and may never have a product candidate approved for commercialization. We expect it will be several years, if ever, before we have a product candidate ready for commercialization. We have financed our operations to date primarily through sales of equity. We have devoted substantially all of our financial resources and efforts to research and development, including preclinical studies and our clinical trials. Our net losses may fluctuate significantly from quarter to quarter and year to year and will depend, in part, on the rate at which we incur expenses and our ability to generate revenue. Net losses and negative cash flows have had, and will continue to have, an adverse effect on our stockholders’ equity and working capital.

Although we raised approximately $108 million in gross offering proceeds from our September 2020 financing, we anticipate that we will continue to incur significant expenses as we:

•	conduct nonclinical and clinical development of our product candidates or any future product candidate;

•	seek to identify and acquire additional product candidates;

•	acquire or in-license other products and technologies;

•	enter into collaboration arrangements with regards to product discovery or development;

•	develop manufacturing processes;

•	seek marketing approvals for any of our product candidates that successfully complete clinical trials;

•	establish a sales, marketing, and distribution infrastructure to commercialize any products for which we may obtain marketing approval;

•	maintain, expand, and protect our intellectual property portfolio;

•	hire additional personnel;

•	add operational, financial and management information systems and personnel, including personnel to support our product development and planned future commercialization efforts; and

•	operate as a public company.

To become and remain profitable, we must develop and eventually commercialize a product or products with significant market potential. This will require us to be successful in a range of challenging activities, including completing clinical trials of our product candidates, obtaining marketing approval for these product candidates and manufacturing, marketing and selling those products for which we obtain marketing approval. We may never succeed in these activities and, even if we do, may never generate revenues that are significant or large enough to achieve profitability. If we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis. Our failure to become and remain profitable would decrease the value of the Company, could impair our ability to raise capital, maintain our nonclinical and clinical development efforts, and expand our business or continue our operations and may require us to raise additional capital that may dilute the ownership interest of common stockholders. A decline in the value of the Company could also cause stockholders to lose all or part of their investment.

Our product candidates are in the early stages of clinical development and may not be successfully developed. If we are unable to successfully develop and commercialize these or any other product candidate, or if we experience significant delays in doing so, our business will be materially harmed.

We currently do not have any products that have gained regulatory approval. We have invested substantially all our efforts and financial resources in product development, including funding our formulation and device development, manufacturing, nonclinical studies, and clinical trials. A significant portion of our financial resources were devoted to the development of products for patients with disorders of the ear, nose, and throat, particularly our surfactant-based product for the treatment of OM; however, in June 2020 topline results from our phase 2a clinical trial of OP0201 nasal aerosol in infants and children with acute otitis media did not meet the primary efficacy endpoints in the trial and our board of directors initiated a review of strategic alternatives that resulted in the acquisition of Anelixis, a privately held clinical stage biotechnology company with a single product candidate in clinical development (AT-1501) and a second candidate in pre-clinical development (AT-2001). Our ability to generate product revenues, which we do not expect will occur for several years, if ever, will depend heavily on the successful development and eventual commercialization of one or more drug candidates. As a result, our business is substantially dependent on our ability to successfully complete the development of and obtain regulatory approval for one of our or potential future additional product candidates.

We have not yet demonstrated an ability to successfully overcome many of the risks and uncertainties frequently encountered by companies in new and rapidly evolving fields, particularly in the pharmaceutical area. For example, to execute our business plan, we will need to successfully:

•	execute formulation, manufacturing, clinical, and nonclinical development activities;

•	the scale-up of manufacturing drug product for later-stage clinical trials and at a commercial scale;

•	establish and confirm commercially acceptable stability (shelf-life) of our drug products;

•	in-license or acquire other product candidates and advance them through clinical development;

•	obtain required regulatory approvals for the development and commercialization of AT-1501 or other product candidates;

•	maintain, leverage, and expand our intellectual property portfolio;

•	build and maintain robust sales, distribution and marketing capabilities, either on our own or in collaboration with strategic partners;

•	gain market acceptance for any approved and marketed drug products;

•	obtain and maintain adequate product pricing and reimbursement;

•	develop and maintain any strategic relationships we elect to enter; and

•	manage our spending as costs and expenses increase due to product manufacturing, nonclinical development, clinical trials, regulatory approvals, post-marketing commitments, and commercialization.

If we are unsuccessful in accomplishing these objectives, we may not be able to successfully develop and commercialize our or other product candidates, and our business will suffer.

The ongoing COVID-19 pandemic and actions taken in response to it may result in additional disruptions to our business operations, which could have a material adverse effect on our business.

Our business and its operations, including but not limited to ongoing or planned research and development activities, have been adversely affected by the ongoing COVID-19 pandemic, which has also caused significant disruption in the operations of third parties upon whom we rely. The COVID-19 pandemic and actions taken by governments, businesses, and individuals in response to it, including executive orders, shelter-in-place orders and work-from-home policies, have had effects that have and may continue to negatively impact productivity and disrupt our business. For example, in response to public health directives and orders, we have ceased all non-essential business travel and implemented work-from-home policies for all of our employees, which may have the potential to result in reduced productivity. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition.

Quarantines, shelter-in-place, executive and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business operations could occur, related to COVID-19 or other infectious diseases, could also impact personnel at the third parties on whom we are highly dependent for clinical trials, regulatory support, data analysis, manufacturing, formulation and device support, as well as administrative support, in the United States and other countries, or the timing, availability or cost of materials we use or require to conduct our business.

If COVID-19 continues to spread in the United States and elsewhere, we may experience additional disruptions that could severely impact our business and development activities, including, but not limited to:

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delays in necessary interactions with and receiving approvals from local regulators, ethics committees and other important agencies and contractors due to limitations in employee resources or forced furlough of government employees;

•	delays in manufacturing of our drug candidates due to increased competition for manufacturing capacity as a result of the pandemic;

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limitations in employee resources that would otherwise be focused on the conduct of our development activities, including because of sickness of employees or their families or the desire of employees to avoid contact with large groups of people;

•	refusal of the FDA to accept data from clinical trials in affected geographies;

•	delays in procuring drug substance and/or in manufacturing drug product due to limitations in employee resources or forced furloughs at our contract manufacturing organizations; and

•

delays in initiation of future clinical trials, including delays in receiving authorization from local regulatory authorities to initiate such clinical trials, and delays in enrollment as patients may elect to forego visits to medical facilities or undertake voluntary medical procedures.

Drug development involves a lengthy and expensive process with an uncertain outcome, including failure to demonstrate safety and efficacy to the satisfaction of the FDA or similar regulatory authorities outside the United States. We may incur additional costs or experience delays in completing, or ultimately be unable to complete, the formulation and commercialization of our product candidates.

Given the early stage of development for our product candidates, the risk of failure is high. Before obtaining marketing approval from regulatory authorities for the sale of any product candidate, we must conduct nonclinical trials, and then conduct extensive clinical trials to demonstrate the safety and efficacy of our product candidates in humans. Formulation and device development, nonclinical and clinical testing are all expensive activities, difficult to design and implement, and can take years to complete. Failure can occur at any time during the development program, including during the clinical trial process. Further, the results of nonclinical studies and early clinical trials of our product candidates, as well as earlier generation formulations may not be predictive of the results of later-stage clinical trials. Interim results of a clinical trial do not necessarily predict final results. Moreover, nonclinical and clinical data are often susceptible to varying interpretations and analyses, and many companies that have believed their product candidates performed satisfactorily in nonclinical and clinical trials have nonetheless failed to obtain marketing approval of their products. There is a risk that additional nonclinical and/or clinical safety studies will be required by the FDA or similar regulatory authorities outside the United States. and/or that subsequent studies will not match results seen in prior studies. It is impossible to predict when or if any of our product candidates will prove effective, safe and well-tolerated in humans or will receive regulatory approval.

We may experience delays in our clinical trials, and we do not know whether planned clinical trials will begin or enroll subjects on time, need to be redesigned or be completed on schedule, if at all. There can be no assurance that the FDA or equivalent foreign regulatory bodies will approve investigational new drug applications and allow us to start clinical trials for any of our product candidates in the future, including for islet cell transplant. Once a clinical trial has commenced, there is also no assurance that the FDA or equivalent foreign regulatory body will not put any of our product candidates on clinical hold. We may experience numerous unforeseen events during, or as a result of, clinical trials that could delay or prevent our ability to receive marketing approval or commercialize our product candidates. Clinical trials may be delayed, suspended or prematurely terminated for a variety of reasons, such as:

•	delay or failure in reaching agreement with the FDA or a comparable foreign regulatory authority on a trial design that we want to execute;

•	delay or failure in obtaining authorization to commence a trial or inability to comply with conditions imposed by a regulatory authority regarding the scope or design of a clinical trial;

•	delays in reaching, or failure to reach, agreement on acceptable clinical trial contracts or clinical trial protocols with prospective trial sites;

•	delays in completing formulation development and manufacturing as a prerequisite to commencing clinical work;

•	inability, delay, or failure in identifying and maintaining a sufficient number of trial sites, many of which may already be engaged in other clinical programs;

•	delay or failure in recruiting and enrolling suitable subjects to participate in a trial;

•	delay or failure in having subjects complete a trial or return for post-treatment follow-up;

•	clinical sites and investigators deviating from trial protocol, failing to conduct the trial in accordance with regulatory requirements, or dropping out of a trial;

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lack of adequate funding to continue the clinical trial, including the incurrence of unforeseen costs due to enrollment delays, requirements to conduct additional clinical trials and increased expenses associated with the services of our contract research organizations (“CROs”) and other third parties;

•

clinical trials of our product candidates may produce negative or inconclusive results, and we may decide, or regulators may require us, to conduct additional clinical trials or abandon product development programs;

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the number of patients required for clinical trials of our product candidates may be larger than we anticipate, enrollment in these clinical trials may be slower than we anticipate, or participants may drop out of these clinical trials at a higher rate than we anticipate, including for reasons relating to the ongoing COVID-19 pandemic;

•	we may experience delays or difficulties in the enrollment of patients that our product candidates are designed to target;

•	our third-party contractors may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner, or at all;

•	we may have difficulty partnering with experienced CROs and study sites that can identify patients that our product candidates are designed to target and run our clinical trials effectively;

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regulators or IRBs may require that we or our investigators suspend or terminate clinical research for various reasons, including noncompliance with regulatory requirements or a finding that the participants are being exposed to unacceptable health risks;

•	the cost of clinical trials of our product candidates may be greater than we anticipate;

•	the supply or quality of our product candidates or other materials necessary to conduct clinical trials of our product candidates may be insufficient or inadequate; or

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there may be changes in governmental regulations or administrative actions. In addition, our development and commercialization activities could be harmed or delayed by a shutdown of the U.S. government, including the FDA. For example, a prolonged shutdown may significantly delay the FDA’s ability to timely review and process any submissions we may file or cause other regulatory delays, which could materially and adversely affect our business.

If we are required to conduct additional clinical trials or other testing of our product candidates beyond those that we currently contemplate, if we are unable to successfully complete clinical trials of our product candidates or other testing, if the results of these trials or tests are not positive or are only modestly positive, or if there are safety concerns, we may:

•	be delayed in obtaining marketing approval for our product candidates;

•	not obtain marketing approval at all;

•	obtain approval for indications or patient populations that are not as broad as intended or desired;

•

obtain approval with labeling that includes significant use or distribution restrictions or safety warnings that would reduce the potential market for our products or inhibit our ability to successfully commercialize our products;

•	be subject to additional post-marketing restrictions and/or testing requirements; or

•	have the product removed from the market after obtaining marketing approval.

Our product development costs will also increase if we experience delays in testing or marketing approvals. We do not know whether any of our nonclinical studies or clinical trials will need to be restructured or will be completed on schedule, or at all. Significant nonclinical or clinical trial delays also could shorten any periods during which we may have the exclusive right to commercialize our product candidates or may allow our competitors to bring products to market before we do and impair our ability to successfully commercialize our product candidates and may harm our business and results of operations.

Additionally, because we are planning to develop some of our product candidates as drug-device combination products, we will be subject to greater regulatory scrutiny and technical challenges. Devices such as injectable pens and syringes, are regulated by a separate division within the FDA. Even if our drug compounds are shown to be safe and effective, our delivery devices must also demonstrate that they can reliably deliver a consistent dose of the drug across repeated uses. This is challenging and is subject to a further layer of regulatory review before our product can be approved. If we are unsuccessful in addressing these technical and regulatory challenges, our prospects could be adversely affected.

If we experience delays or difficulties in the enrollment of patients in clinical trials, our receipt of necessary regulatory approvals could be delayed or prevented and expenses for the development of our product candidates could increase.

We may not be able to initiate or continue clinical trials for our product candidates if we are unable to locate and enroll a sufficient number of eligible patients to participate in these trials to demonstrate safety and efficacy. We do not know whether the ongoing or planned clinical trials will enroll subjects in a timely fashion, require redesign of essential trial elements or be completed on its projected schedule. In addition, competitors may have ongoing clinical trials for product candidates that treat related or the same indications as our product candidates, and patients who would otherwise be eligible for our clinical trials may instead enroll in clinical trials of our competitors’ product candidates. Our inability to enroll a sufficient number of patients for our clinical trials would result in significant delays and could require us to abandon one or more clinical trials altogether.

Patient enrollment is affected by other factors including:

•	the eligibility criteria for the study in question;

•	the perceived risks and benefits of the product candidate under study;

•	the efforts to facilitate timely enrollment in clinical trials;

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the inability to identify and maintain a sufficient number of trial sites, many of which may already be engaged in other clinical trial programs, including some that may be for the same disease indication;

•	the patient referral practices of physicians;

•	the proximity and availability of clinical trial sites for prospective patients;

•	the seasonality and severity of diseases that affect enrollment (e.g. influenzae season)

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ambiguous or negative interim results of our clinical trials, or results that are inconsistent with earlier results; feedback from regulatory authorities, IRBs, ethics committees (“ECs”), or data safety monitoring boards, or results from earlier stage or concurrent nonclinical and clinical trials, that might require modifications to the protocol;

•

decisions by regulatory authorities, IRBs, ECs, or the Company, or recommendations by data safety monitoring boards, to suspend or terminate clinical trials at any time for safety issues or for any other reason; and

•	unacceptable risk-benefit profile or unforeseen safety issues or adverse effects.

Enrollment delays in our clinical trials may result in increased development costs for our product candidates, which would cause the value of the Company to decline and limit our ability to obtain additional financing.

If serious adverse events or unacceptable side effects are identified during the development of our product candidates, we may need to abandon or limit our development of some of our product candidates.

If our product candidates are associated with undesirable effects in nonclinical or clinical trials or have characteristics that are unexpected, we may need to interrupt, delay or abandon their development or limit development to more narrow uses or subpopulations in which the undesirable side effects or other characteristics are less prevalent, less severe or more acceptable from a risk-benefit perspective. Any occurrences of clinically significant adverse events with our product candidates may harm our business, financial condition and prospects significantly.

AT-1501 is an early product candidate, and the side effect profile in humans has not been fully established. Currently unknown, drug-related side effects may be identified through ongoing and future clinical trials and, as such, these possible drug-related side effects could affect patient recruitment, the ability of enrolled subjects to complete the trial, or result in potential product liability claims.

Although we have raised significant capital, we will require additional funding to be able to complete the development of our lead drug candidate. If we are unable to raise capital when needed, we may be forced to significantly alter our business strategy, substantially curtail our current operations, or liquidate and cease operations altogether.

We expect our expenses to increase in parallel with our ongoing activities, particularly as we incur expenses relating to our advancing drug candidates into and through clinical trials. This include requiring additional capital to conduct manufacturing and formulation activities as well as pursuing development activities related to AT-1501 and any additional product candidates that we may develop. If we are unable to raise capital when needed or on attractive terms, we may be forced to significantly alter our business strategy, substantially curtail our current operations, or liquidate and cease operations altogether. Our funding needs may fluctuate significantly based on a number of factors, such as:

•	the scope, progress, results and costs of manufacture of drug product and formulation development to support nonclinical and clinical development of our product candidates;

•	the extent to which we enter into additional collaboration arrangements regarding product discovery or development, or acquire or in-license products or technologies;

•	our ability to establish additional collaborations with favorable terms, if at all;

•	the costs, timing, and outcome of regulatory review of our product candidates;

•	the costs for previously unexpected and unplanned modification to clinical trial designs

•	the costs of future commercialization activities, including product sales, marketing, manufacturing and distribution, for any of our product candidates for which we receive marketing approval;

•	revenue, if any, received from commercial sales of our product candidates, should any of our product candidates receive marketing approval; and

•	the costs of preparing, filing and prosecuting patent applications, maintaining and enforcing our intellectual property rights and defending intellectual property-related claims.

Identifying potential product candidates and conducting formulation development, nonclinical testing and clinical trials is a time-consuming, expensive and uncertain process that takes years to complete, and we may never generate the necessary data or results required to obtain marketing approval and achieve product sales. Until such time, if ever, as we can generate substantial product revenues, we expect to finance our cash needs through a combination of equity offerings and debt financings. We do not have any committed external source of funds. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of common stockholders will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect the rights of common stockholders. Debt financing and preferred equity financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. If we are unable to raise sufficient capital to fund our planned operations, we may be forced to significantly alter our business strategy, substantially curtail our current operations, or liquidate and cease operations altogether.

Our future success depends on our ability to retain executives and key employees and to attract, retain and motivate qualified personnel in the future.

We are highly dependent on the product development, clinical and business development expertise of the principal members of our management, scientific and clinical team. Although we have entered into employment agreements with our executives and key employees, each of them may terminate their employment with us at any time. We do not maintain “key person” insurance for any of our executives or other employees. Our recent acquisition of Anelixis and the resulting integration of the company may increase the likelihood that employees depart in the foreseeable future.

Recruiting and retaining qualified scientific, clinical, manufacturing, sales and marketing personnel is critical to our success. Due to the small size of the Company and the limited number of employees, each of our executives and key employees serves in a critical role. The loss of the services of our executive officers or other key employees could impede the achievement of our development and commercialization objectives and seriously harm our ability to successfully implement our business strategy. Furthermore, replacing executive officers and key employees may be difficult and may take an extended period of time because of the limited number of individuals in our industry with the breadth of skills and experience required to successfully develop, gain regulatory approval of, and commercialize products. Competition to hire from this limited pool is intense, and we may be unable to hire, train, retain or motivate these key personnel on acceptable terms given the competition among numerous pharmaceutical and biotechnology companies for similar personnel. We also experience competition for the hiring of scientific and clinical personnel from universities and research institutions. In addition, we rely on consultants and advisors, including scientific and clinical advisors, to assist us in formulating drug product, nonclinical development, clinical development, regulatory strategy, and commercial strategy. Our consultants and advisors may be employed by employers other than us and may have commitments under consulting or advisory contracts with other entities that may limit their availability to provide services to us. If we are unable to continue to attract and retain high quality personnel, our ability to pursue our growth strategy will be limited.

Risks Related to Regulatory Approval of Our Product Candidates and Other Legal Compliance Matters

If we are not able to obtain, or if there are delays in obtaining, required regulatory approvals, or the approvals may be for a narrow indication, we may not be able to commercialize our product candidates, and our ability to generate revenue may be materially impaired.

Our product candidates must be approved by the FDA pursuant to a new drug application in the United States and by other regulatory authorities outside the United States prior to commercialization in the respective regions. The process of obtaining marketing approvals, both in the United States and outside the United States, is expensive and takes several years, if approval is obtained at all, and can vary substantially based upon a variety of factors, including the type, complexity and novelty of the product candidates involved. Failure to obtain marketing approval for a product candidate will prevent us from commercializing the product candidate. We have not received approval to market any of our product candidates from regulatory authorities in any country. We have no experience in filing and supporting the applications necessary to gain marketing approvals for our products and may engage third-party consultants to assist in this process. Securing marketing approval requires the submission of extensive nonclinical and clinical data, and other supporting information to regulatory authorities for each therapeutic indication to establish the product candidate’s safety and efficacy. Securing marketing approval also requires the submission of information about the product formulation and manufacturing process to, and inspection of manufacturing facilities by, the regulatory authorities. Our product candidates may not be effective, may be only moderately effective or may prove to have undesirable or unintended side effects, toxicities or other characteristics that may preclude our obtaining marketing approval or prevent or limit commercial use. Regulatory authorities have substantial discretion in the approval process and may refuse to accept any application or may decide that our data are insufficient for approval and require additional nonclinical, clinical or other data. In addition, varying interpretations of the data obtained from nonclinical and clinical trials could delay, limit or prevent marketing approval of a product candidate. Changes in marketing approval policies during the development period, changes in or the enactment of additional statutes or regulations, or changes in regulatory review for each submitted product application, may also cause delays in or prevent the approval of an application.

Any marketing approval we ultimately obtain may be for fewer or more limited indications than requested or subject to restrictions or post-approval commitments that render the approved product not commercially viable or its market potential significantly impaired. In addition, regulatory agencies may not approve the labeling claims that are necessary or desirable for the successful commercialization of our product candidates.

In order to market and sell our products outside of the United States, we or our third-party collaborators must obtain separate marketing approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and may require additional nonclinical, clinical or health outcome data. In addition, the time required to obtain approval may differ substantially amongst international jurisdictions. The regulatory approval process outside the United States generally includes all the risks associated with obtaining FDA approval. In addition to regulatory approval, in many countries outside the United States, it is required that the product be approved for reimbursement before the product can be approved for sale in that country.

If we experience delays in obtaining approval or if we fail to obtain approval of our product candidates, the commercial prospects for our product candidates may be harmed and our ability to generate revenues will be materially impaired.

Any product candidate for which we obtain marketing approval will be subject to extensive post-marketing regulatory requirements and could be subject to post-marketing restrictions or withdrawal from the market, and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our products, when and if any of them are approved.

Our product candidates and the activities associated with their development and commercialization, including their testing, manufacture, recordkeeping, labeling, storage, approval, advertising, promotion, sale and distribution, are subject to comprehensive regulation that are specific to those defined by regulatory authorities in the countries where the product is approved. In the United States and other countries that follow the International Conference on Harmonization, these requirements include submissions of safety and other post-marketing information and reports, registration and listing requirements, cGMP requirements relating to manufacturing, quality control, quality assurance and corresponding maintenance of records and documents, including periodic inspections by the FDA and other regulatory authorities, requirements regarding the distribution of samples to physicians and recordkeeping.

The FDA, or other regulatory authorities, may also impose requirements for costly post-marketing studies or clinical trials and surveillance to monitor the safety or efficacy of the product. The FDA closely regulates the post-approval marketing and promotion of drugs to ensure drugs are marketed only for the approved indications and in accordance with the provisions of the approved labeling. The FDA imposes stringent restrictions on manufacturers’ communications regarding use of their products and if we promote our products beyond their approved indications, we may be subject to enforcement action for off-label promotion. Violations of the Federal Food, Drug, and Cosmetic Act relating to the promotion of prescription drugs may lead to investigations alleging violations of federal and state healthcare fraud and abuse laws, as well as state consumer protection laws.

In addition, later discovery of previously unknown adverse events or other problems with our products, manufacturers or manufacturing processes, or failure to comply with regulatory requirements, may yield various results, including:

•	restrictions on such products, manufacturers, or manufacturing processes;

•	restrictions on the labeling or marketing of a product;

•	restrictions on product distribution or use;

•	requirements to conduct post-marketing studies or clinical trials;

•	warning or untitled letters;

•	withdrawal of the products from the market;

•	refusal to approve pending applications or supplements to approved applications that we submit;

•	recall of products;

•	fines, restitution or disgorgement of profits or revenues;

•	suspension or withdrawal of marketing approvals;

•	refusal to permit the import or export of our products;

•	product seizure; or

•	injunctions or the imposition of civil or criminal penalties.

Non-compliance with EU requirements regarding safety monitoring or pharmacovigilance, and with requirements related to the development of products for the pediatric population, can also result in significant financial penalties. Similarly, failure to comply with the EU’s requirements regarding the protection of personal information can also lead to significant penalties and sanctions.

Legislation regulating the pharmaceutical and healthcare industries may increase the difficulty and cost for us to obtain marketing approval of and commercialize our product candidates and affect the prices we may obtain.

In the United States and some foreign jurisdictions, there have been a number of legislative and regulatory changes and proposed changes intended to contain healthcare costs and modify the regulation of drug and biologic products. These and other regulatory changes could prevent or delay marketing approval of our product candidates, restrict or regulate post-approval activities and affect our ability to profitably sell any product candidates for which we obtain marketing approval.

We expect that additional state and federal healthcare reform measures and regulations will be adopted in the future. Any of these measures and regulations could limit the amounts that federal and state governments will pay for healthcare products and services, result in reduced demand for our product candidates or additional pricing pressures and affect our product development, testing, marketing approvals and post-market activities.

Laws, restrictions, and other regulatory measures are also imposed by healthcare laws and regulations in international jurisdictions and in those jurisdictions we face the same issues as in the United States regarding difficulty and cost for us to obtain marketing approval and commercialization of our product candidates and which may affect the prices we may obtain.

In some countries, particularly the countries of the EU, the pricing of prescription pharmaceuticals is subject to governmental control. In these countries, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, we may be required to conduct a clinical trial that compares the cost-effectiveness of our product candidate to other available therapies. The United States may enact additional pharmaceutical price control legislation in the future. If reimbursement of our products is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, our business could be harmed, possibly materially.

Our business operations and relationships with healthcare providers, physicians, third-party payers, and customers will be subject to applicable anti-kickback, fraud and abuse and other broadly applicable healthcare laws, which could expose us to criminal sanctions, civil penalties, program exclusion, contractual damages, reputational harm and diminished profits and future earnings.

Healthcare providers, physicians and third-party payers will play a primary role in the recommendation and prescription of any product candidates for which we receive marketing approval. Our current and future arrangements may expose us to broadly applicable fraud and abuse and other healthcare laws that may constrain the business or financial arrangements and relationships through which we would market, sell and distribute the products for which we receive marketing approval. Even though we will not control referrals of healthcare services or bill directly to Medicare, Medicaid or other third-party payers, federal and state healthcare laws are and will be applicable to our business. Such laws include, but are not limited to federal false claims, false statements and civil monetary penalties laws, including the federal civil False Claims Act (“FCA”), the federal Anti-Kickback Statute, the federal Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), patient data privacy and security regulation, including, in the United States, HIPAA, as amended by the Health Information Technology for Clinical Health Act of 2009 (“HITECH”), the federal transparency requirements under the Physician Payments Sunshine Act, and analogous state, local or foreign law. Pharmaceutical and other healthcare companies have been prosecuted under these laws for a variety of promotional and marketing activities, such as: providing free trips, free goods, sham consulting fees and grants and other monetary benefits to prescribers; reporting to pricing services inflated average wholesale prices that were then used by federal programs to set reimbursement rates; engaging in off-label promotion; and submitting inflated best price information to the Medicaid Rebate Program to reduce liability for Medicaid rebates. Efforts to ensure that our business arrangements with third parties will comply with applicable healthcare laws and regulations will involve substantial costs. It is possible that governmental authorities will conclude that our business practices may not comply with current or future statutes, regulations or case law involving applicable fraud and abuse or other healthcare laws and regulations.

If our operations are found to be in violation of any of these laws or any other governmental regulations that may apply to us, we may be subject to significant civil, criminal and administrative penalties, damages, disgorgement, fines, imprisonment, exclusion from government funded healthcare programs, such as Medicare and Medicaid, additional oversight and reporting obligations, contractual damages, reputational harm, diminished profits and future earnings, and the curtailment or restructuring of our operations. If any of the physicians or other healthcare providers or entities with whom we expect to do business are found to be not in compliance with applicable laws, that person or entity may be subject to criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs.

Laws, restrictions, and other regulatory measures are also imposed by anti-kickback, fraud and abuse, and other healthcare laws and regulations in international jurisdictions, and in those jurisdictions we face the same issues as in the United State regarding exposure to criminal sanctions, civil penalties, program exclusion, contractual damages, reputational harm, and diminished profits and future earnings.

We depend on our information technology systems and those of our third-party collaborators, service providers, contractors or consultants. Our internal computer systems, or those of our third-party collaborators, service providers, contractors or consultants, may fail or suffer security breaches, disruptions, or incidents, which could result in a material disruption of our development programs or loss of data or compromise the privacy, security, integrity or confidentiality of sensitive information related to our business and have a material adverse effect on our reputation, business, financial condition or results of operations.

In the ordinary course of our business, we collect, store and transmit large amounts of confidential information, including intellectual property, proprietary business information and personal information. Our internal technology systems and infrastructure, and those of our current or future third-party collaborators, service providers, contractors and consultants are vulnerable to damage from computer viruses, unauthorized access or use resulting from malware, natural disasters, terrorism, war and telecommunication and electrical failures, denial-of-service attacks, cyber-attacks or cyber-intrusions over the Internet, hacking, phishing and other social engineering attacks, persons inside our organizations (including employees or contractors), loss or theft, or persons with access to systems inside our organization. Attacks on information technology systems are increasing in their frequency, levels of persistence, sophistication and intensity, and they are being conducted by increasingly sophisticated and organized foreign governments, groups and individuals with a wide range of motives and expertise. In addition to extracting or accessing sensitive information, such attacks could include the deployment of harmful malware, ransomware, denial-of-service attacks, social engineering and other means to affect service reliability and threaten the security, confidentiality, integrity and availability of information. The prevalent use of mobile devices that access sensitive information also increases the risk of data security incidents which could lead to the loss of confidential information or other intellectual property. While to our knowledge we have not experienced any material system failure, accident or security breach to date, if such an event were to occur and cause interruptions in our operations or the operations of third-party collaborators, service providers, contractors and consultants, it could result in a material disruption of our development programs and significant reputational, financial, legal, regulatory, business or operational harm. The costs to us to mitigate, investigate and respond to potential security incidents, breaches, disruptions, network security problems, bugs, viruses, worms, malicious software programs and security vulnerabilities could be significant, and while we have implemented security measures to protect our data security and information technology systems, our efforts to address these problems may not be successful, and these problems could result in unexpected interruptions, delays, cessation of service and other harm to our business and our competitive position.

For example, the loss of clinical trial data from completed, ongoing or planned clinical trials for our product candidates could result in delays in our regulatory approval efforts and significantly increase our costs to recover or reproduce the data. To the extent that any real or perceived security breach affects our systems (or those of our third-party collaborators, service providers, contractors or consultants), or results in the loss of or accidental, unlawful or unauthorized access to, use of, release of, or other processing of personally identifiable information or damage to our data or applications or other data or applications relating to our technology or product candidates, or inappropriate disclosure of confidential or proprietary information, we could incur liabilities and the further development of our product candidates could be delayed. Such a breach may require notification to governmental agencies, the media or individuals pursuant to various foreign, domestic (federal and state) privacy and security laws, if applicable, including HIPAA, as amended by HITECH, and its implementing rules and regulations, as well as regulations promulgated by the Federal Trade Commission and state breach notification laws. In addition, our liability insurance may not be sufficient in type or amount to cover us against claims related to security breaches, cyberattacks and other related incidents.

Any failure or perceived failure by us or any third-party collaborators, service providers, contractors or consultants to comply with our privacy, confidentiality, data security or similar obligations, or any data security incidents or other security breaches that result in the accidental, unlawful or unauthorized access to, use of, release of, processing of, or transfer of sensitive information, including personally identifiable information, may result in negative publicity, harm to our reputation, governmental investigations, enforcement actions, regulatory fines, litigation or public statements against us, could cause third parties to lose trust in us or could result in claims by third parties, including those that assert that we have breached our privacy, confidentiality, data security or similar obligations, any of which could have a material adverse effect on our reputation, business, financial condition or results of operations. To the extent we maintain individually identifiable health information, we could be subject to fines and penalties (including civil and criminal) under HIPAA for any failure by us or our business associates to comply with HIPAA’s requirements. Moreover, data security incidents and other security breaches can be difficult to detect, and any delay in identifying them may lead to increased harm. While we have implemented data security measures intended to protect our information, data, information technology systems, applications and infrastructure, there can be no assurance that such measures will successfully prevent service interruptions or data security incidents.

European data collection is governed by restrictive regulations governing the collection, use, processing and cross-border transfer of personal information.

We may collect, process, use or transfer personal information from individuals located in the European Economic Area in connection with our business, including in connection with conducting clinical trials in the EEA. Additionally, if any of our product candidates are approved, we may seek to commercialize those products in the European Economic Area. The collection and use of personal health data in the European Economic Area is governed by the provisions of the General Data Protection Regulation ((EU) 2016/679) (the “GDPR”), along with other European Union and country-specific laws and regulations. The United Kingdom and Switzerland have also adopted data protection laws and regulations. These legislative acts (together with regulations and guidelines) impose requirements relating to having legal bases for processing personal data relating to identifiable individuals and transferring such data outside of the European Economic Area, including to the United States, providing details to those individuals regarding the processing of their personal data, keeping personal data secure, having data processing agreements with third parties who process personal data, responding to individuals’ requests to exercise their rights in respect of their personal data, reporting security breaches involving personal data to the competent national data protection authority and affected individuals, appointing data protection officers or corporate representatives, conducting data protection impact assessments and record-keeping. The GDPR imposes additional responsibilities and liabilities in relation to personal data that we process, and we may be required to put in place additional mechanisms ensuring compliance with the new data protection rules. Failure to comply with the requirements of the GDPR and related national data protection laws of the member states of the European Economic Area and other states in the European Economic Area may result in substantial fines, other administrative penalties and civil claims being brought against us, which could have a material adverse effect on our business, financial condition and results of operations. European data protection authorities may interpret the GDPR and national laws differently and may impose additional requirements, which adds to the complexity of processing personal data in or from the EEA or United Kingdom. Guidance on implementation and compliance practices are often updated or otherwise revised.

If we fail to comply with environmental, health and safety laws and regulations, we could become subject to fines or penalties or incur costs that could harm our business.

We may incur substantial costs in order to comply with current or future environmental, health and safety laws and regulations. These current or future laws and regulations may impair our nonclinical or clinical development or production efforts. Our failure to comply with these laws and regulations also may result in substantial fines, penalties or other sanctions.

Risks Related to the Commercialization of Our Product Candidates

Even if any of our product candidates receives marketing approval, we may fail to achieve the degree of market acceptance by physicians, patients, third-party payers and others in the medical community necessary for commercial success.

If any of our product candidates receives marketing approval, we may nonetheless fail to gain sufficient market acceptance by physicians, patients, third-party payers and others in the medical community. In addition, physicians, patients and third-party payers may prefer other novel products to ours. If our product candidates do not achieve an adequate level of acceptance, we may not generate significant product revenues and we may not become profitable. The degree of market acceptance of our product candidates, if approved for commercial sale, will depend on a number of factors, including:

•	the efficacy and safety and potential advantages and disadvantages compared to alternative treatments;

•	the ability to offer our products for sale at competitive prices;

•	the convenience and ease of administration compared to alternative treatments;

•	the willingness of the target patient population to try new therapies and of physicians to prescribe these therapies;

•	the strength of our marketing and distribution support;

•	the availability of third-party coverage and adequate reimbursement, including patient cost-sharing programs such as copays and deductibles;

•	the ability to develop or partner with third-party collaborators to develop companion diagnostics;

•	the prevalence and severity of any side effects; and

•	any restrictions on the use of our products together with other medications.

If our current product candidates, or a future product candidate receives marketing approval and we, or others, later discover that the product is less effective than previously believed or causes undesirable side effects that were not previously identified, the ability to market the product could be compromised.

Clinical trials are conducted in carefully defined subsets of patients who have agreed to enter into clinical trials. Consequently, it is possible that our clinical trials may indicate an apparent beneficial effect of a product candidate that is greater than the actual positive effect in a broader patient population or alternatively fail to identify undesirable side effects. If, following approval of a product candidate, we, or others, discover that the product is less effective than previously believed or causes undesirable side effects that were not previously identified, any of the following events could occur:

•	regulatory authorities may withdraw their approval of the product or seize the product;

•	the product may be required to be recalled or changes may be required to the way the product is administered;

•	additional restrictions may be imposed on the marketing of, or the manufacturing processes for, the product;

•	regulatory authorities may require the addition of labeling statements, such as a “black box” warning or a contraindication;

•	the creation of a Medication Guide outlining the risks of the previously unidentified side effects for distribution to patients;

•	additional restrictions may be imposed on the distribution or use of the product via a Risk Evaluation and Mitigation Strategy;

•	we could be sued and held liable for harm caused to patients;

•	the product may become less competitive; and

•	our reputation may suffer.

Any of these events could have a material and adverse effect on our operations and business. The commercial prospects for our product candidates may be harmed and our ability to generate revenues will be materially impaired.

We currently have no marketing and sales force. If we are unable to establish effective marketing and sales capabilities or enter into agreements with third parties to market and sell our product candidates, we may not be able to effectively market and sell our product candidates, if approved, or generate product revenues.

We currently do not have a marketing or sales team for the marketing, sales and distribution of any of our product candidates that are able to obtain regulatory approval. In order to commercialize any product candidates, we must build on a territory-by-territory basis marketing, sales, distribution, managerial and other non-technical capabilities or make arrangements with third parties to perform these services, and we may not be successful in doing so. If our product candidates receive regulatory approval, we intend to establish an internal sales and marketing team with technical expertise and supporting distribution capabilities to commercialize our product candidates, which will be expensive and time-consuming, will require significant attention of our executive officers to manage and may nonetheless fail to effectively market and sell our product candidates. Any failure or delay in the development of our internal sales, marketing and distribution capabilities would adversely impact the commercialization of any of our products that we obtain approval to market. With respect to the commercialization of all or certain of our product candidates, we may choose to collaborate, either globally or on a territory-by-territory basis, with third parties that have direct sales forces and established distribution systems, either to augment our own sales force and distribution systems or in lieu of our own sales force and distribution systems. If we are unable to enter into such arrangements when needed on acceptable terms or at all, we may not be able to successfully commercialize any of our product candidates that receive regulatory approval, or any such commercialization may experience delays or limitations. If we are not successful in commercializing our product candidates, either on our own or through collaborations with one or more third parties, our future product revenue will suffer, and we may incur significant additional losses.

We face substantial competition, which may result in others discovering, developing or commercializing competing products before or more successfully than we do.

The development and commercialization of new drug products is highly competitive. We face competition with respect to our current product candidates and will face competition with respect to any product candidates that we may seek to develop or commercialize in the future, from major pharmaceutical companies, specialty pharmaceutical companies and biotechnology companies worldwide. There are several large pharmaceutical and biotechnology companies that currently market and sell products or are pursuing the development of products for the treatment of the disease indications for which we are developing our product candidates. Some of these competitive products and therapies are based on scientific approaches that are the same as or similar to our approach, and others are based on entirely different approaches. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization.

Specifically, there are a number of companies developing competing anti CD40 and anti CD40L therapeutics, including Novartis, Boehringer Ingelheim, Astellas, Abbvie, Sanofi, UCB, Viela Bio, Bristol Myers Squibb and Kiniksa. All of these companies are larger than Novus and have significantly greater resources to develop their drug candidates.

If approved, we expect that AT-1501 will face competition from numerous FDA-approved therapeutics for the prevention of transplant rejection, including PROGRAF®, ASTAGRAF XL®, ENVARSUS XR®, NULOJIX®, CELLCEPT®, MYFORTIC®, and numerous other branded and generic immunosuppressive agents. Multiple companies are working on islet cell and kidney transplant solutions that may ultimately potentially negate the need for immunosuppressive agents in these indications altogether.

Although there are currently no drug therapies approved in the United States for the treatment or prevention of LN or FSGS, many compounds are in different stages of development for these indications, and numerous other branded and generic medicines are already being used “off-label” to treat them.

We expect that AT-1501 will face competition from FDA-approved therapeutics for the treatment of ALS including RADICAVA®, riluzole, and numerous other branded and generic immunosuppressive agents. Multiple pharmaceutical and biotechnology companies, including but not limited to Biogen, Ionis Pharmaceuticals, Alexion Pharmaceuticals, Orion Pharma, Orphazyme, AZTherapies, Voyager Therapeutics, Apic Bio, Brainstorm Cell Therapeutics, Cytokinetics and Amylyx Pharmaceuticals are also working on competing ALS pharmaceutical, gene therapy and cell therapy approaches.

Our commercial opportunity could be reduced or eliminated if our competitors develop and commercialize products that are safer, more effective, have fewer or less severe side effects, are more convenient or are less expensive than any products that we may develop. In addition, our ability to compete may be affected in many cases by insurers or other third-party payers seeking to encourage the use of generic products.

Generic products are currently available, with additional products expected to become available over the coming years, potentially creating pricing pressure. If our product candidates achieve marketing approval, we expect that they will be priced at a significant premium over competitive generic products.

Many of the companies against which we are competing or against which we may compete in the future have significantly greater financial resources and expertise in research and development, manufacturing, conducting nonclinical studies, conducting clinical trials, obtaining regulatory approvals and marketing approved products than we do. Mergers and acquisitions in the pharmaceutical and biotechnology industries may result in even more resources being concentrated among a smaller number of our competitors. Smaller and other early stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies. These third parties compete with us in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites and patient registration for clinical trials, as well as in acquiring technologies complementary to, or necessary for, our programs.

The insurance coverage and reimbursement status of newly approved products is uncertain. Failure to obtain or maintain adequate coverage and reimbursement for new or current products could limit our ability to market those products and decrease our ability to generate revenue.

The availability and extent of reimbursement by governmental and private payers is essential for most patients to be able to afford expensive treatments. Sales of our product candidates will depend substantially, both domestically and internationally, on the extent to which the costs of our product candidates will be paid by health maintenance, managed care, pharmacy benefit and similar healthcare management organizations, or reimbursed by government health administration authorities, private health coverage insurers and other third-party payers. If reimbursement is not available, or is available only to limited levels, we may not be able to successfully commercialize our product candidates. Even if coverage is provided, the approved reimbursement amount may not be high enough to allow us to establish or maintain pricing sufficient to realize a sufficient return on our investment.

There is significant uncertainty related to the insurance coverage and reimbursement of newly approved products. In the United States, the principal decisions about reimbursement for new medicines are typically made by CMS, as CMS decides whether and to what extent a new medicine will be covered and reimbursed under Medicare. Private payers tend to follow CMS to a substantial degree. It is difficult to predict what CMS will decide with respect to reimbursement for fundamentally novel products such as ours, as there is no body of established practices and precedents for these new products. Reimbursement agencies in Europe may be more conservative than CMS. Outside the United States, international operations are generally subject to extensive governmental price controls and other market regulations, and we believe the increasing emphasis on cost-containment initiatives in Europe, Canada, and other countries has and will continue to put pressure on the pricing and usage of our product candidates. In many countries, the prices of medical products are subject to varying price control mechanisms as part of national health systems. In general, the prices of medicines under such systems are substantially lower than in the United States. Other countries allow companies to fix their own prices for medicines but monitor and control company profits. Additional foreign price controls or other changes in pricing regulation could restrict the amount that we are able to charge for our product candidates. Accordingly, in markets outside the United States, the reimbursement for our products may be reduced compared with the United States and may be insufficient to generate commercially reasonable revenues and profits.

Moreover, increasing efforts by governmental and third-party payers, in the United States and internationally, to cap or reduce healthcare costs may cause such organizations to limit both coverage and level of reimbursement for new products approved and, as a result, they may not cover or provide adequate payment for our product candidates. Increased expense is incurred to cover costs of health outcome focused research used to generate data necessary to justify the value of our products in order to secure reimbursement. We expect to experience pricing pressures in connection with the sale of any of our product candidates, due to the trend toward managed healthcare, the increasing influence of health maintenance organizations and additional legislative changes. The downward pressure on healthcare costs in general, particularly prescription drugs and surgical procedures and other treatments, has become very intense. As a result, increasingly high barriers are being erected to the entry of new products into the healthcare market.

In addition, many private payers contract with commercial vendors who sell software that provide guidelines that attempt to limit utilization of, and therefore reimbursement for, certain products deemed to provide limited benefit to existing alternatives. Such organizations may set guidelines that limit reimbursement or utilization of our products.

Product liability lawsuits against us could cause us to incur substantial liabilities and to limit commercialization of any products that we may develop.

We face an inherent risk of product liability exposure related to the testing of our product candidates in human clinical trials and will face an even greater risk if we commercially sell any products that we may develop. If we cannot successfully defend against claims that our product candidates or products caused injuries, we will incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in decreased demand for any product candidates or products that we may develop; injury to our reputation and significant negative media attention; withdrawal of clinical trial participants; significant costs to defend the related litigation; substantial monetary awards to trial participants or patients; loss of revenue; reduced resources of our management to pursue our business strategy; and the inability to commercialize any products that we may develop.

We currently hold $5.0 million in product liability insurance coverage in the aggregate, with a per incident limit of $5.0 million, which may not be adequate to cover all liabilities that we may incur. We may need to increase our insurance coverage as we expand our clinical trials or if we commence commercialization of our product candidates. Insurance coverage is increasingly expensive. We may not be able to maintain insurance coverage at a reasonable cost or in an amount adequate to satisfy any liability that may arise.

Risks Related to Our Dependence on Third Parties

We contract with third parties for the manufacture of our product candidates for nonclinical and clinical trials and expect to continue to do so for commercialization. This reliance on third parties increases the risk that we will not have sufficient quantities of our product candidates or products at an acceptable cost and quality, which could delay, prevent or impair our development or commercialization efforts.

We have utilized, and intend to continue utilizing, third parties to formulate, manufacture, package, and distribute clinical supplies of our drug candidates. We have no experience in manufacturing and do not have any manufacturing facilities. Currently, we rely on third parties for the manufacturing of drug substance and drug product for nonclinical and clinical activities. Our manufacturing vendors utilize proprietary cell culture media, cell lines, buffers, manufacturing equipment, manufacturing supplies, and storage buffers for the manufacturing of AT-1501 and other product candidates. These materials are custom-made and available from only a limited number of sources. Although we believe that our third-party suppliers maintain a significant supply of these materials and equipment on hand, any sustained disruption in this supply equipment failure could adversely affect our operations. We do not have any long-term agreements in place with our current suppliers. If we are required to change manufacturers, we may experience delays associated with finding an alternate manufacturer that is properly qualified to produce supplies of our products and product candidates in accordance with regulatory requirements and our specifications. Any delays or difficulties in obtaining or in manufacturing, packaging or distributing approved product candidates could negatively impact our clinical trials.

We expect to rely on third-party manufacturers or third-party collaborators for the manufacture of commercial supply of any other product candidates for which our collaborators or we obtain marketing approval. Despite drug substance and product risk management, this reliance on third parties presents a risk that we will not have sufficient quantities of our product candidates or products or such quantities at an acceptable cost or quality, which could delay, prevent or impair our development or commercialization efforts. In addition, the operations of these third parties have been and may continue to be significantly disrupted by the ongoing COVID-19 pandemic. Any delay or performance failure on the part of our existing or future manufacturers of drug substance or drug products could delay clinical development or marketing approval. We do not currently have arrangements in place for redundant supply. If suppliers cannot supply us with our requirements, we may be required to identify alternative manufacturers, which would lead us to incur added costs and delays in identifying and qualifying any such replacement.

Formulations and devices used in early studies are not final formulations and devices for commercialization. Additional changes may be required by the FDA or other regulatory authorities on specifications and storage conditions. These may require additional studies and may result in a delay in our clinical trials and commercialization activities.

We also expect to rely on other third parties to label, store, and distribute drug supplies for our clinical trials. Any performance failure on the part of our distributors could delay clinical development or marketing approval of our product candidates or commercialization of our products, producing additional losses and depriving us of potential product revenue.

We may be unable to establish any agreements with third-party manufacturers or to do so on acceptable terms. Even if we are able to establish agreements with third-party manufacturers, reliance on third-party manufacturers entails additional risks, including:

•	reliance on the third party for regulatory compliance and quality assurance;

•	the possible breach of the manufacturing agreement by the third party;

•	the possible misappropriation of our proprietary information, including our trade secrets and know-how; and

•	the possible termination or nonrenewal of the agreement by the third party at a time that is costly or inconvenient for us.

The third parties we rely on for manufacturing and packaging are also subject to regulatory review, and any regulatory compliance problems with these third parties could significantly delay or disrupt our clinical or commercialization activities. Third-party manufacturers may not be able to comply with cGMP regulations or similar regulatory requirements outside the United States. Our failure, or the failure of our third-party manufacturers, to comply with applicable regulations could result in sanctions being imposed on us, including clinical holds, fines, injunctions, civil penalties, delays, suspension or withdrawal of approvals, license revocation, seizures or recalls of product candidates or products, operating restrictions and criminal prosecutions, any of which could significantly and adversely affect supplies of our products. Additionally, macro-economic conditions may adversely affect these third parties, causing them to suffer liquidity or operational problems. If a key third-party vendor becomes insolvent or is forced to lay off workers assisting with our projects, our results and development timing could suffer.

Our product candidates and any products that we may develop may compete with other product candidates and products for access to manufacturing facilities. There are a limited number of manufacturers that operate under cGMP regulations and that might be capable of manufacturing for us.

Our current and anticipated future dependence upon others for the manufacture of our product candidates or products may adversely affect our future profit margins and our ability to commercialize any products that receive marketing approval on a timely and competitive basis.

We depend on CROs and other contracted third parties to perform nonclinical and clinical testing and certain other research and development activities. As a result, the outcomes of the activities performed by these organizations will be, to a certain extent, beyond our control.

The nature of outsourcing a substantial portion of our business will require that we rely on CROs and other contractors to assist us with research and development, clinical testing activities, patient enrollment, data collection, and regulatory submissions to the FDA or other regulatory bodies. As a result, our success will depend partially on the success of these third parties in performing their responsibilities. Although we intend to pre-qualify our CROs and other contractors and we believe that the contractors selected will be fully capable of performing their contractual obligations, we cannot directly control the adequacy and timeliness of the resources and expertise that they apply to these activities. Additionally, macro-economic conditions may affect our development partners and vendors, which could adversely affect their ability to timely perform their tasks. If our contractors do not perform their obligations in an adequate and timely manner, the pace of clinical development, regulatory approval and commercialization of our drug candidates could be significantly delayed, and our prospects could be adversely affected.

Risks Related to Our Intellectual Property

If we are unable to obtain and maintain intellectual property protection for our technology and products or if the scope of the intellectual property protection obtained is not sufficiently broad, our competitors could develop and commercialize technology and products similar or identical to ours, and our ability to successfully commercialize our technology and products may be impaired.

Our success depends in large part on our ability to obtain and maintain patent protection in relevant countries with respect to our proprietary technology and products. We seek to protect our proprietary position by filing patent applications in the United States and internationally that are related to our novel technologies and product candidates. This patent portfolio includes issued patents and pending patent applications covering pharmaceutical compositions and methods of use.

The patent prosecution process is expensive and time-consuming, and we may not be able to file and prosecute all necessary or desirable patent applications at a reasonable cost or in a timely manner. We may choose not to seek patent protection for certain innovations and may choose not to pursue patent protection in certain jurisdictions, and under the laws of certain jurisdictions, patents or other intellectual property rights may be unavailable or limited in scope. It is also possible that we will fail to identify patentable aspects of our discovery and nonclinical development output before it is too late to obtain patent protection. Moreover, in some circumstances, we may not have the right to control the preparation, filing and prosecution of patent applications, or to maintain the patents, covering technology that we license from third parties. Therefore, these patents and applications may not be prosecuted and enforced in a manner consistent with the best interests of our business.

The patent position of biotechnology and pharmaceutical companies generally is highly uncertain, involves complex legal and factual questions and has in recent years been the subject of much litigation. In addition, the laws of foreign countries may not protect our rights to the same extent as the laws of the United States. For example, India and China do not allow patents for methods of treating the human body. Publications of discoveries in the scientific literature often lag behind the actual discoveries, and patent applications in the United States and other jurisdictions are typically not published until 18 months after filing, or in some cases not at all. Therefore, we cannot know with certainty whether we were the first to make the inventions claimed in our owned or licensed patents or pending patent applications, or that we were the first to file for patent protection of such inventions. As a result, the issuance, scope, validity, enforceability and commercial value of our patent rights are highly uncertain. Our pending and future patent applications may not result in patents being issued which protect our technology or products, in whole or in part, or which effectively prevent others from commercializing competitive technologies and products. Changes in either the patent laws or interpretation of the patent laws in the EU, the United States and other countries may diminish the value of our patents or narrow the scope of our patent protection.

The risks described pertaining to our patents and other intellectual property rights also apply to the intellectual property rights that we license, and any failure to obtain, maintain and enforce these rights could have a material adverse effect on our business. In some cases, we may not have control over the prosecution, maintenance or enforcement of the patents that we license, and our licensors may fail to take the steps that we believe are necessary or desirable in order to obtain, maintain and enforce the licensed patents. Any inability on our part to protect adequately our intellectual property may have a material adverse effect on our business, operating results and financial position.

The USPTO and various non-U.S. governmental patent agencies require compliance with several procedural, documentary, fee payment and other similar provisions during the patent application process. In certain situations, non-compliance can result in abandonment or lapse of the patent or patent application, resulting in partial or complete loss of patent rights in the relevant jurisdiction. In such an event, our competitors might be able to enter the market and this circumstance would have a material adverse effect on our business.

In addition, we have acquired rights to AT-1501 and other product candidates through a license agreement with The ALS Therapy Development Institute, and may in the future enter into other license agreements with third parties for other intellectual property rights or assets. These license agreements may impose various diligence, milestone payment, royalty, and other obligations on us. If we fail to comply with our obligations under these agreements, or we are subject to a bankruptcy, we may be required to make certain payments to the licensor, we may lose the exclusivity of our license, or the licensor may have the right to terminate the license, in which event we would not be able to develop or market products covered by the license. Additionally, the milestone and other payments associated with these licenses will make it less profitable for us to develop our drug candidates than if we had developed the licensed technology internally.

In some cases, patent prosecution of our licensed technology may be controlled solely by the licensor. If our licensors fail to obtain and maintain patent or other protection for the proprietary intellectual property we license from them, we could lose our rights to the intellectual property or our exclusivity with respect to those rights, and our competitors could market competing products using the intellectual property. In certain cases, we may control the prosecution of patents resulting from licensed technology. In the event we breach any of our obligations related to such prosecution, we may incur significant liability to our licensing partners. If disputes over intellectual property and other rights that we have licensed prevent or impair our ability to maintain our current licensing arrangements on acceptable terms, we may be unable to successfully develop and commercialize the affected product candidates.

We may become involved in lawsuits to protect or enforce our patents or other intellectual property, which could be expensive, time-consuming and unsuccessful.

Our commercial success depends upon our ability, and the ability of our collaborators, to develop, manufacture, market and sell our product candidates and use our proprietary technologies without infringing the proprietary rights of third parties. There is considerable intellectual property litigation in the biotechnology and pharmaceutical industries. We may become party to, or threatened with, future adversarial proceedings or litigation regarding intellectual property rights with respect to our products and technology, including interference or derivation proceedings before the USPTO. Third parties may assert infringement claims against us based on existing patents or patents that may be granted in the future.

If we are found to infringe a third party’s intellectual property rights, we could be required to obtain a license from such third party to continue developing and marketing our products and technology. However, we may not be able to obtain any required license on commercially reasonable terms or at all. Even if we were able to obtain a license, it could be non-exclusive, thereby giving our competitors access to the same technologies licensed to us. We could be forced, including by court order, to cease commercializing the infringing technology or product. In addition, we could be found liable for monetary damages, including treble damages and attorneys’ fees if we are found to have willfully infringed a patent. A finding of infringement could prevent us from commercializing our product candidates or force us to cease some of our business operations, which could materially harm our business. Claims that we have misappropriated the confidential information or trade secrets of third parties could have a similar negative impact on our business.

Because competition in our industry is intense, competitors may infringe or otherwise violate our issued patents, patents of our licensors or other intellectual property. To counter infringement or unauthorized use, we may be required to file infringement claims, which can be expensive and time-consuming. Any claims we assert against perceived infringers could provoke these parties to assert counterclaims against us alleging that we infringe their patents. In addition, in a patent infringement proceeding, a court may decide that a patent of ours is invalid or unenforceable, in whole or in part, construe the patent’s claims narrowly, or refuse to stop the other party from using the technology at issue on the grounds that our patents do not cover the technology in question. An adverse result in any litigation proceeding could put one or more of our patents at risk of being invalidated or interpreted narrowly. We may also elect to enter into license agreements in order to settle patent infringement claims or to resolve disputes prior to litigation, and any such license agreements may require us to pay royalties and other fees that could be significant. Furthermore, because of the substantial amount of discovery required in connection with intellectual property litigation, there is a risk that some of our confidential information could be compromised by disclosure.

We may need to license certain intellectual property from third parties, and such licenses may not be available or may not be available on commercially reasonable terms.

A third party may hold intellectual property, including patent rights, that are important or necessary to the development of our products. It may be necessary for us to use the patented or proprietary technology of third parties to commercialize our products, in which case we would be required to obtain a license from these third parties on commercially reasonable terms, or our business could be harmed, possibly materially. If we were not able to obtain a license, or are not able to obtain a license on commercially reasonable terms, our business could be harmed, possibly materially.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

In addition to seeking patents for some of our technology and product candidates, we also rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. Any non-disclosure or similar agreements entered into by the Company may not be with all relevant parties, or adequately protect the confidentiality of our trade secrets. Moreover, to the extent we enter into such agreements, any of these parties may breach the agreements and disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for such breaches. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they communicate them, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

We may be subject to claims of misappropriation of trade secrets from former employers of Company personnel.

Many of our employees and certain of our directors were previously employed at or affiliated with research foundations or other biotechnology or pharmaceutical companies. Although we try to ensure that our employees and directors do not use the proprietary information or know-how of others in their work for us, we may be subject to claims that we or these employees or directors have used or disclosed intellectual property, including trade secrets or other proprietary information, of any such employee’s or director’s former employer. Litigation may be necessary to defend against these claims. If we fail in defending any such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel. Even if we are successful in defending against such claims, litigation could result in substantial costs and be a distraction to management.

Risks Related to Our Common Stock

Our stock price could be volatile as holders of our preferred stock become able to convert their shares to common stock and sell these shares in the open market.

As of the record date, we had approximately                 shares of Common Stock issued and outstanding,                  shares potentially issuable under issued and outstanding preferred stock and                  additional shares reserved for issuance upon exercise of outstanding options and warrants, including options and warrants assumed in connection with the Aquisition. The shares underlying our Series X Preferred Stock (representing                  shares in total) can be converted and sold at any time. The Series X1 Preferred Stock that is issued and outstanding will be automatically converted into approximately 20.2 million shares of common stock (without regard to the application of potential beneficial ownership limitations) two business days following approval of Proposal No. 1 and become eligible for resale in two stages: first, upon effectiveness of a resale registration statement covering the shares sold in our September 2020 financing, and second starting 180 days after the closing of the acquisition of Anelixis. As these shares become eligible for conversion and resale in the open market, our stock may experience higher volatility. If a significant number of stockholders seek to sell their shares upon becoming eligible to do so, our stock price may decline.

If we fail to establish and maintain proper and effective internal control over financial reporting, our operating results and our ability to operate our business could be harmed.

Ensuring that we will have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that needs to be re-evaluated frequently. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”).

If we are unable to successfully maintain internal controls over financial reporting, the accuracy and timing of our financial reporting, and our stock price, may be adversely affected and we may be unable to maintain compliance with the applicable stock exchange listing requirements. Additionally, as we become a larger company, we will become subject to Section 404(b) of the Sarbanes-Oxley Act, which requires our independent auditors to document and test our internal controls. These additional requirements are costly, and our auditors may identify control deficiencies.

Implementing any appropriate changes to our internal controls may distract the officers and employees of the Company, entail substantial costs to modify its existing processes and take significant time to complete. These changes may not, however, be effective in maintaining the adequacy of the internal controls of the Company, and any failure to maintain that adequacy, or consequent inability to produce accurate financial statements on a timely basis, could increase operating costs and harm the business. In addition, investors’ perceptions that the internal controls of the Company are inadequate or that we are unable to produce accurate financial statements on a timely basis may harm the stock price of the Company.

Provisions in our corporate charter documents and under Delaware law could make an acquisition of the Company, which may be beneficial to our stockholders, more difficult and may prevent attempts by our stockholders to replace or remove our current management.

Provisions in our corporate charter and bylaws may discourage, delay or prevent a merger, acquisition or other change in control of the Company that stockholders may consider favorable, including transactions in which our stockholders might otherwise receive a premium for their shares. These provisions could also limit the price that investors might be willing to pay in the future for shares of our common stock, thereby depressing the market price of our common stock. In addition, because the board of directors is responsible for appointing the members of our management team, these provisions may frustrate or prevent any attempts by stockholders to replace or remove the current management by making it more difficult for stockholders to replace members of the board of directors. Among other things, these provisions:

•	establish a classified board of directors such that not all members of the board are elected at one time;

•	allow the authorized number of our directors to be changed only by resolution of our board of directors;

•	limit the manner in which stockholders can remove directors from the board;

•	establish advance notice requirements for stockholder proposals that can be acted on at stockholder meetings and nominations to our board of directors;

•	require that stockholder actions must be effected at a duly called stockholder meeting and prohibit actions by our stockholders by written consent;

•	limit who may call stockholder meetings;

•

authorize the board of directors to issue preferred stock without stockholder approval, which could be used to institute a “poison pill” that would work to dilute the stock ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by our board of directors; and

•	require the approval of the holders of at least 75% of the votes that all our stockholders would be entitled to cast to amend or repeal certain provisions of the Company’s charter or bylaws.

Moreover, because the Company is incorporated in Delaware, it is governed by the provisions of Section 203 of the General Corporation Law of the State of Delaware, which prohibits a person who owns in excess of 15% of its outstanding voting stock from merging or combining with us for a period of three years after the date of the transaction in which the person acquired in excess of 15% of our outstanding voting stock, unless the merger or combination is approved in a prescribed manner.

We do not expect to pay any cash dividends in the foreseeable future.

We expect to retain our future earnings to fund the development and growth of our business. As a result, capital appreciation, if any, of our common stock will be the sole source of gain, if any, for any stockholders for the foreseeable future.

DESCRIPTION OF BUSINESS

Company Overview

Novus Therapeutics, Inc. (“Novus” or the “Company”) is a biopharmaceutical company focused on developing life-changing, targeted medicines for patients undergoing organ or cellular transplantation, as well as those living with immunological diseases. Our lead product candidate, AT-1501, is a humanized monoclonal antibody (mAb), designed to target CD40 Ligand (“CD40L,” also called CD154), a molecule expressed on the surface of human immune system T cells. The central role of CD40/CD40L signaling in generating pro-inflammatory responses makes it an attractive candidate for therapeutic intervention in autoimmune disease, induction and maintenance of transplant tolerance, and neuroinflammation. Blocking the activation of the CD40L pathway ameliorates disease progression and pathology in preclinical models of autoimmunity and prevents acute and long-term allograft transplant rejection in multiple animal species.

We plan to develop AT-1501 in up to 4 indications: prevention of kidney allograft rejection, prevention of islet cell allograft rejection, treatment of autoimmune nephritis, and treatment of amyotrophic lateral sclerosis (“ALS”). AT-1501 successfully completed a Phase 1 study in healthy subjects and a cohort of subjects with ALS.

In September 2020, we acquired Anelixis Therapeutics, Inc., the company that owned or controlled the intellectual property related to AT-1501, a humanized IgG1 anti-CD40L antibody lacking Fc effector function. AT-1501 is designed to inhibit signaling via CD40L, a costimulatory type II membrane receptor expressed on activated T cells and CD40, a receptor expressed on Antigen Presenting Cells (“APC”s). Interactions between B cell expressing CD40, and activated CD4+ “helper” T cells expressing CD40L, play a critical role in promoting germinal center formation, clonal expansion, antibody production, and secretion of pro-inflammatory cytokines that amplify immune response. The role of CD40 in B cells has been extensively characterized and has been shown to be essential for productive primary and secondary humoral immune responses to T cell dependent antigens. Anti CD40L antibodies also inhibit both CD40 as well as CD11 costimulatory receptors on antigen presenting cells, thus inhibiting the pro-inflammatory polarization of CD4+ and CD8+ lymphocytes. Blocking the ligand also polarizes CD4+ lymphocytes to FoxP3 positive Tregs, a specialized subpopulation of T cells that act to suppress immune response, which functionally secrete IL10 and other cytokines creating a more tolerogenic environment. Finally, blocking the CD-CD40L pathway has not been shown to cause systemic lymphopenia.

Our business strategy is to optimize the clinical and commercial value of AT-1501 and become a global biopharmaceutical company with a focused autoimmune franchise.

Safety and pharmacokinetics

In the late 1990s, hu5c8, a historical monoclonal IgG1 antibody against CD40L, was evaluated in clinical trials for a range of autoimmune diseases. Results from a phase 2 study in patients with systemic lupus erythematosus (SLE) were encouraging, but development of hu5c8 was discontinued because of an increased incidence of treatment-emergent cardiovascular thrombotic events due to Fc effector function activity and high affinity binding to platelets.

AT-1501 is designed to negate the risk of thrombolytic events by introducing multiple point substitutions in the hu5c8 heavy chain hinge and hinge-proximal CH2 constant domain sequence. These structural modifications have been shown in preclinical models to eliminate binding to the Fcg receptors associated with platelet activation without altering binding of AT-1501 to CD40L. In non-human primate studies, dosing of AT-1501 up to 200 mg/kg per week for 26 weeks, demonstrated no adverse events regarding coagulation, platelet activation or thromboembolism.

We have completed a single ascending dose Phase 1 study of AT-1501 in healthy volunteers and people with ALS. In this study, the doses of AT-1501 studied were well tolerated in healthy subjects and adults with ALS, and demonstrated a safety profile comparable to placebo (Table 1). AT-1501 also demonstrated a half-life of up to 26 days.

Table 1: Safety Data: AT-1501 Phase 1 Study

Overall, 54.2% of subjects treated with AT-1501 had at least 1 TEAE and 62.5% of subjects treated with placebo had at least 1 TEAE. Headache, somnolence, and upper respiratory tract infection were the only TEAEs that were reported by more than 1 subject in either the all AT-1501 group or in the placebo group. Neither event of upper respiratory tract infection was considered drug-related.

In the 8 mg/kg cohort of the Phase 1 study, we conducted an immune challenge with Keyhole limpet hemocyanin (“KLH”), a shellfish protein that was injected subcutaneously in four subjects. In the control subject that did not receive AT-1501, there was a robust antibody response to the foreign KLH protein which peaked at 15 days. AT-1501, however, completely abrogated an immune response to KLH in two of the three treated subjects (Figure 1).

Figure 1 Phase 1 KLH Challenge: KLH was administered at a dose of 1 mg subcutaneously prior to dosing with AT-1501 in Cohort 6 (8 mg/kg) on Day 1. In order to assess immunoglobulin class switching 2 mL of blood was collected on Day 8, Day 15 and Day 29 for assessment of immunoglobulins in plasma. The first sentinel received the KLH Challenge, then the first three subjects after the second sentinel received the KLH Challenge. The KLH assay is a sandwich ELISA protocol with KLH utilized as the capture protein and human anti-KLH antibodies are detected with an HRP labelled donkey anti-human IgG (Fc) specific conjugate.

Market Opportunity

We plan to develop AT-1501 in up to 4 indications: prevention of kidney allograft rejection, prevention of islet cell allograft rejection, autoimmune nephritis, and ALS. We selected our indications based on preclinical and clinical data that was generated with either our molecule or historical anti CD40L molecules.

Kidney transplantation: prevention of allograft rejection

Kidney transplantation is the most common type of solid organ transplantation with an estimated 23,000 kidneys having been transplanted in the U.S. in 2019. While 10-15% of all kidney transplants are re-transplants, over 90,000 people in the U.S. are waiting for a kidney transplant and in 2014, nearly 5,000 Americans died waiting for a kidney with another nearly 4,000 becoming too sick to receive a transplant.

Calcineurin inhibitor (“CNI”s) are a critical component of many immunosuppressive regimens to prevent acute and long-term kidney transplant rejection. However chronic exposure to certain CNIs including tacrolimus is associated with nephrotoxicity, an increase in opportunistic infections, increased malignancies, and an increase in Type 1 Diabetes due to pancreatic Beta cell toxicity. These liabilities may result in a requirement for reduced exposures to CNIs over long periods of time and a decrease in the ability to prevent long-term rejection.

AT-1501 seeks to address challenges associated with current immunosuppressive transplantation regimens using CNI-based therapies. The ability to prevent acute and chronic transplant rejection without the need for CNIs has the potential to transform the clinical management of preventing graft rejection by mitigating the adverse events associated with CNIs and improving long-term graft survival.

Several historical studies have described the effects of anti CD40L antibodies in nonhuman primate models of kidney transplant and shown that anti CD40L therapy can prevent both acute rejection and long-term rejection in nonhuman primates (Figure 2).

Figure 2: Historical Anti CD40L Antibody 5c8 Prevents Acute and Long Term Kidney Transplant Rejection in Nonhuman Primates. (A) Kaplan Meier Graph: ABI793, an anti CD40L antibody or an IgG isotype control antibody was given intravenously to seven monkeys on postoperative days (PODs) 0, 1, 4, 11, 18, 28, 56, and 84 at a dose of 20 mg/kg (Kanmaz, 2004). (B) The combination of anti-CD154 dAb with basiliximab, mycophenolate mofetil, and steroids significantly improved rejection-free allograft survival (Kim, 2017).

Islet cell transplantation (ICT): prevention of allograft rejection

Type 1 diabetes (T1D) is a T cell mediated autoimmune disease with progressive loss of insulin producing pancreatic beta cells and affects over one million persons in U.S. Of these individuals, an estimated 70,000 people have a particularly hard to control T1D called Brittle Diabetes (“BT1D”) which is in part characterized by extreme swings in blood glucose levels and impaired awareness of hypoglycemia. Impaired awareness of hypoglycemia for people with Type I Diabetes is associated with severe hypoglycemic events which can lead to significant symptoms and even death. Pancreatic islet cell transplantation is gaining attention as a therapeutic option for type 1 diabetes mellitus because it can restore physiological insulin secretion, minimize the risk of hypoglycemic unawareness, and reduce the risk of death due to severe hypoglycemia. The advances made in this field over the past decade have dramatically improved patient outcomes, and the procedure has been evolving from an experimental treatment towards a clinical treatment option.

A number of issues continue to hamper the success of ICT and must be addressed in order for there to be widespread clinical acceptance. These include the acute loss of transplanted islets with current immunosuppressive treatments, particularly those with CNI-based therapies, due to islet cell toxicity and alloreactive immunologic responses to transplanted islets. The progressive loss of islet cells and islet cell function over time often leads to the need for multiple donors to achieve insulin independence. The replacement of CNIs in islet cell transplant could thus potentially transform treatment options for people living with type 1 diabetes. CD40L blockade can abolish many effector mechanisms of inflammation, prevent and intervene in the progression of autoimmunity, and instill transplant tolerance. AT-1501 thus seeks to address the challenges associated with current immunosuppressive transplantation regimens using CNI-based therapies, by replacing the CNIs with AT-1501.

Historical studies in nonhuman primate models of islet cell transplantation showed that treatment with anti-CD40L antibodies induces long term islet cell function and graft survival even as a monotherapy in the absence of any additional immunosuppressive agents. AT-1501 has shown proof-of-concept efficacy in a non-human primate model of Type 1 Diabetes, where animals undergoing ICT maintained glucose control and sustained levels of C-peptide with chronic AT-1501 treatment for up to a year. AT-1501 monotherapy was more effective in preventing long term islet cell rejection, associated with better graft function, and showed an improved safety profile compared to combination immunosuppressive therapy including CNIs (Figure 3).

Figure 3: Fasting, Postprandial Blood Glucose and C-Peptide Levels Over Time. Top Graphs: Daily fasting glucose levels (black circles); post prandial glucose levels (green line) and exogenous insulin (blue line) versus time (days). Bottom Graphs: C peptide levels fasting blue bars) and post prandial (red bars) versus time (days). Left Panel Standard of Care (SOC): Thymoglobulin at 5 mg/kg on post-operative day (POD) -2, -1, 0, 1, 2, Enbrel at 0.8 mg/kg on POD 0 and at 0.4 mg/kg on POD 3, 7, 10. Sirolimus, starting on POD -2 at 0.02 mg/kg; target trough levels 8-12 ng/ml and Tacrolimus, starting on POD 1 at 0.025 mg/kg target trough levels 4-6 ng/ml. Right Panels AT-1501 Monotherapy: AT-1501 at 23-26 mg/kg in the first 3 months post-transplant on POD -1, 0, 3, 10, 18, 23, 28 and then every 14 days until end of study.

Autoimmune Nephritis

Autoimmune Nephritis refers to a group of autoimmune disorders associated with inflammation and eventual destruction of the kidney. These disorders include Lupus Nephritis (“LN”) and focal segmental glomerulosclerosis (“FSGS”). Systemic lupus erythematosus, or “SLE,” is one of the largest autoimmune populations globally with an estimated 65,000 to 120,000 patients in the United States. Up to 40 percent of people with SLE develop LN, and may experience kidney dysfunction, dialysis and end stage renal disease. FSGS is also an orphan disease with a prevalence of 40,000 people in the US and variable progression to end stage renal failure. FSGS results from renal podocyte injury associated with immune complex formation in the glomeruli. There are currently no European Medicines Agency (“EMA”) or U.S. Food and Drug Administration (“FDA”) approved treatments for LN or FSGS although immunosuppressants such as systemic steroids and CNIs are prescribed off-label.

In historical preclinical animal models of lupus nephritis, anti CD40L antibodies ameliorated disease progression, improved kidney function, reduced immune cell infiltrate into the kidney, and improved survival. Systemic biomarkers of SLE such as anti dsDNA antibodies have also been reduced with anti CD40L treatment in animal models. Similar data has been described in preclinical models of FSGS. FSGS models using historical anti CD40L treatments have shown ameliorated kidney function as measured by a reduction in proteinuria and were associated with a decrease in immune cell infiltrate into the glomeruli (Figure 3).

Figure 4: Blocking CD40L Improves Survival and Pathophysiology Associated with Autoimmune Nephritis

Figure 4: Effect of anti-CD40L in the SNF1 rodent model of Lupus. (A) The survival curves of anti CD40L treated and HIg controls differ significantly (p < 0.001 by Wilcoxon test). Control mice receiving HIgG control die rapidly with the onset of severe nephritis, and all but one are dead by age 12 mo while all anti CD40L treated mice are alive when the study is terminated at age 15.5 months (Kalled.1998). (B) Urine was monitored weekly for proteinuria. Proteinuria was scored as follows: 0.5+ (15 to 30 mg/dl); 1+ (30 mg/dl); 2+ (100 mg/dl); 3+ (300 mg/dl) and 4+ (>20000 mg/dl). The proportion of mice with => +3 proteinuria differed significantly between anti CD40L treated and HIg controls at all timepoints ( p < 0.001 by x2 test). Controls that did not have => 3+ proteinuria at the start of treatment became 4+ soon after, as opposed to anti CD40L treated mice where the proteinuria levels of six of seven mice declined and only one mouse developed 3+ proteinuria (Kalled, 1998). (C)

MR1 treatment was associated with a significant reduction in the number of infiltrating macrophages. The number of infiltrating CD4+ and CD8+ cells was not statistically different from the Adriamycin alone group. Bars represent mean values + standard deviation. **P < 0.01 vs. Adriamycin alone group (Kairatis, 2003).

Amyotrophic Lateral Sclerosis

ALS is a progressive, paralytic disorder characterized by degeneration of motor neurons in the brain and spinal cord. In the U.S., the incidence is estimated at approximately 5,000 cases per year with a prevalence of approximately 30,000 cases overall. Despite 2 approved drugs, in most cases, death from respiratory failure occurs approximately 2 to 5 years after diagnosis, with 50% of patients living ≥3 years from diagnosis, 20% living ≥5 years, and only 10% living ≥10 years after diagnosis.

Neuroinflammation in ALS is characterized by infiltration of lymphocytes and macrophages into the central nervous system, activation of microglia and reactive astrocytes, as well as the involvement of complement. Reactive astrocytes and microglia as well as infiltrating lymphocytes, dendritic cells, monocytes, macrophages and immune complexes have been identified in cerebrospinal fluid and neural tissues in animal models of ALS and at autopsy in patients. While the exact pathogenic mechanism of ALS is still not fully understood, there is strong evidence indicating that this neuroinflammation plays an important role in the disease’s pathogenesis.

AT-1501 is designed to block CD40L binding to CD40, thereby potentially inhibiting neuroinflammatory pathways leading to disease progression in ALS. In vitro proof-of-concept studies have shown that AT-1501 binds to CD40L in human cells and blocks CD40L binding on APCs and activated T cells. The potential for therapeutic benefit of CD40L blockage in treating ALS has been demonstrated in a SOD1 mouse model of ALS, where a murine anti CD40L antibody, MR1, prolonged survival and delayed the onset of neurological disease progression. These clinical manifestations are believed to be due to reduced immune cell infiltration of macrophages into skeletal muscle and their destroying denervated nerves. The plasticity of the nervous system to repair itself in the absence of this immune cell attack results in improved neuromuscular junction occupancy and improved muscle function. Blocking CD40L signaling also prevents pro-inflammatory polarization of lymphocytes, reduced neuroinflammation and improved motor neuron survival in rodent ALS models (Figure 5).

Figure 5: Blocking CD40L Improves Survival and Pathophysiology Associated with ALS

Anti CD40L (MR1) treatment decreases CD68+ macrophages, improves neuromuscular junction occupancy and improves motor neuron survival. (A) Quantification of reduction of CD68+ macrophages by anti CD40L treatment at day 100. (White bar, control IgG) ; gray bar (anti-CD40L–treatment); black bar (untreated age-matched non-transgenic mice) (B) Quantification of neuromuscular occupancy in SOD1 mice prior to overt symptoms (day 70) versus after symptom onset (day 85) treated with an IgG control antibody (veh) or anti CD40L antibody. (C) Quantitative comparison of lumbar spinal cord motor neuron counts per mm2 in IgG vehicle control (White bar) versus anti CD40L treated mice (grey bar) at day 100 (Lincecum, 2010).

In October 2020, we initiated a Phase 2, open-label, multi-center study to evaluate the safety and tolerability of multiple doses of AT-1501 in adult subjects with ALS. Approximately 54 subjects with ALS are planned to be enrolled into the study in the United States at up to 12 ALS treatment sites. Four ascending doses of AT-1501 will be administered as a 1-hour IV infusion to sequentially enrolling cohorts. The first 2 cohorts will consist of 9 participants, and the last 2 cohorts of 18 participants, who will each receive 6 bi-weekly infusions of AT-1501 over a 12-week study period followed by an optional 12 week extension study. Blood samples for AT-1501 plasma concentration, immunogenicity, and exploratory biomarkers for inflammation and neurodegeneration will be taken and analyzed. Participant-focused clinical outcomes will also be assessed.

Recent Developments

On September 14, 2020, the Company acquired Anelixis, a privately held clinical stage biotechnology company developing a next generation anti-CD40L antibody as a potential treatment for organ and cellular transplantation, autoimmune diseases, and neurodegenerative diseases. Following the acquisition of Anelixis, the Company continues to maintain its corporate headquarters in Southern California and maintains research and development facilities in the Boston area.

Corporate Information

We were incorporated under the laws of the State of Delaware on March 26, 2004 under the name Tokai Pharmaceuticals, Inc. and we changed our name to Novus Therapeutics on May 9, 2017. Our principal executive offices are located at 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612, and our telephone number is (949) 238-8090. Our website address is novustherapeutics.com. The information contained in, or accessible through, our website does not constitute part of this prospectus. We have included our website address in this prospectus solely as an inactive textual reference.

SUMMARY DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ANELIXIS

Set forth below is a summary of Management’s Discussion and Analysis of Financial Condition and Results of Operations of Anelixis (“MD&A”) for the years ended December 31, 2019 and 2018 and for the six months ended June 30, 2020 and 2019. The complete MD&A for these periods is attached to this proxy statement as Annex E. The MD&A should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 2019 and 2018 attached as Annex B and the unaudited financial statements and notes thereto for the six months ended June 30, 2020 and 2019 attached as Annex C. In addition to historical information, this MD&A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. See “Cautionary Information Regarding Forward-Looking Statements.”

Results of Operations

Anelixis has operated with a net operating loss since inception. In 2019 and 2018, the total net operating loss for Anelixis was $4.8 million and $4.3 million, respectively. Net operating losses remained largely unchanged year-over-year due to an increase in general and administrative expenses associated with a larger headcount, which was offset by a reduction in research and development expenses in 2019. Anelixis’ only revenue in 2019 and 2108 came from research grants, which were in the amount of $500,000 and $649,000, respectively. Grant revenue is expected to decrease in the future following the acquisition of Anelixis and the reliance on general working capital raised by Novus.

For the six months ended June 30, 2020 and 2019, Anelixis’ net operating losses were $3.0 million and $2.2 million, respectively. The increase in Anelixis’ operating loss was primarily attributed to an increase in research and development expenditures, specifically relating to clinical costs and manufacturing costs for AT-1501 in anticipation of phase 2 clinical activity and the completion of certain non-clinical research activities. Research and development costs are expected to increase substantially in future periods as R&D activity scales up following Novus’s acquisition of Anelixis. Similarly, general and administrative expenses are expected to increase in future periods as the combined company hires additional employees needed to support the clinical development of AT-1501.

Liquidity and Capital Resources

Anelixis has historically funded its operations from the sale of preferred and common stock, the issuance of convertible promissory notes, and cash received from research grants. As of June 30, 2020, Anelixis had cash and cash equivalents of approximately $4.6 million. The net cash used in operating activities in the six months ended June 30, 2020 and 2019 was $3.9 million and $1.9 million, respectively. At the same time, net cash provided by financing activities in these periods remained largely unchanged at $3.2 million and $3.4 million, respectively.

The entirety of Management’s Discussion and Analysis of Financial Condition and Results of Operations is attached as Annex E hereto.

PROPOSALS

PROPOSAL NO. 1:

APPROVAL OF CONVERSION PROPOSAL

Overview

As described above, the Company issued 146,765 shares of Series X1 Preferred Stock (the “Preferred Stock”) in the Acquisition and 217,198 shares of Preferred Stock in the Financing. Additionally, the Company reserved: (i) 79,820 shares of Preferred Stock for issuance pursuant to options and warrants assumed in the Acquisition, and (ii) 38,271 shares of Preferred Stock for issuance pursuant to options granted to officers, directors and employees. The Preferred Stock is intended to have rights that are generally equivalent to common stock, provided that the Preferred Stock does not have the right to vote on most matters (including the election of directors).

Subject to stockholder approval, each share of Preferred Stock is convertible into approximately 55.5 shares of common stock. This Proposal No. 1 would provide the necessary approval to permit such conversions. In the event that the stockholders do not elect to permit conversion of the Preferred Stock, then the holders of the Preferred Stock may, commencing in March 2021, elect to have such shares redeemed by the Company at the then-current fair value. See “Risk Factors - Risks Related to Our Operations.”

Shares Issuable Upon Conversion

Set forth below is a table summarizing the issued and outstanding Preferred Stock and reserves for future issuance of Preferred Stock, as well as the number of shares of Common Stock that are potentially issuable upon conversion of the Preferred Stock. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock. See “Risk Factors – Risks Related to Our Common Stock.”

	Preferred Stock
	Issued and Outstanding	Reserved for Issuance	Common Stock (as converted)
Acquisition	146,765	—	8,153,601
Financing	217,197	—	12,066,524
Assumed Warrants	—	55,584	3,087,999
Assumed Options	—	24,235	1,346,400
Inducement Grants	—	26,135	1,451,919
Novus Option Grants	—	12,137	674,265

Description of Preferred Stock

Conversion. Subject to stockholder approval of this Proposal No. 1, the Preferred Stock is convertible into Common Stock at rate of approximately 55.5 shares of Common Stock for every one share of Preferred Stock that is converted. Following stockholder approval of this Proposal No. 1, (i) effective as of 5:00 p.m. (Eastern time) on the second business day after the date on which such stockholder approval is received, each share of Preferred Stock then outstanding automatically converts into approximately 55.5 shares of Common Stock, and (ii) at any time thereafter at the option of the holder thereof, into approximately 55.5 shares of Common Stock, in the case of each of (i) and (ii) subject to certain beneficial ownership limitations, including that a holder of Preferred Stock is prohibited from converting shares of Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be initially set at 9.9% and thereafter adjusted by the holder between to a number between 4.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. Except as otherwise required by law, the Preferred Stock does not have voting rights. However, as long as any shares of Preferred Stock are outstanding, Novus will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing. Additionally, the approval of the holders of a majority of the Preferred Stock is required for certain change of control transactions, provided that this approval right will terminate upon stockholder approval of Proposal No. 1.

Dividends. Holders of Preferred Stock are entitled to receive dividends on shares of Preferred Stock equal, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.

Liquidation and Dissolution. The Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of Novus.

Reasons for Stockholder Approval

Novus’s Common Stock is listed on the Nasdaq Capital Market, and, as such, Novus is subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any common stock in the Acquisition and the Financing would be aggregated together. Thus, in order to permit the issuance of common stock upon conversion of the Preferred Stock, the Company must first obtain stockholder approval of this issuance.

Additionally, the Company will need stockholder approval for the issuance of the Common Stock underlying certain option awards granted to Company officers, directors and employees (reflected in the table above in the row captioned “Novus Option Grants”), which approval is being sought pursuant to Proposal No. 2.

Beneficial Ownership Limitations

The Company is not seeking stockholder approval of a potential “change in control” under Nasdaq Listing Rule 5635(b), which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own more than 20% of the then-outstanding common stock (subject to certain exceptions). Assuming that Proposal No. 1 is approved, the Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting their shares if, as a result of such conversion, they would beneficially own a number of shares above their applicable conversion blocker (which cannot exceed 19.9% of the outstanding common stock).

Vote Required; Recommendation of Board of Directors

Stockholder approval of this Proposal No. 1 requires a “FOR” vote from the holders of a majority of votes properly cast at the Special Meeting (subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above).

THE BOARD OF DIRECTORS RECOMMENDS THAT NOVUS’ STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE PREFERRED STOCK.

PROPOSAL NO. 2:

APPROVAL OF 2020 LONG TERM INCENTIVE PLAN

The Board of Directors believes that stock-based incentive awards can play an important role in the success of our Company. These incentives are given to employees, officers, directors and other key persons of our Company and provide these individuals with a proprietary interest in our Company. Our Board believes a compensation policy that includes a balanced mix of cash and equity is the most effective way to attract and retain talented employees whose interests are aligned with stockholders.

Background

Previously, we have adopted our 2007 Stock Incentive Plan (the “2007 Incentive Plan”) and 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan) to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives intended to better align the interests of such persons with those of the Company’s stockholders. No shares remain available for future issuance under the 2007 Incentive Plan and our equity-based compensation needs exceed the remaining shares available under the 2014 Incentive Plan.

Accordingly, our Board of Directors approved the Novus Therapeutics, Inc. 2020 Long Term Incentive Plan (the “2020 Incentive Plan”) in October 2020, subject to stockholder approval, as the successor to the 2014 Incentive Plan in order to continue to provide employees, officers, directors and other key persons with stock-based incentives. The 2020 Incentive Plan will become effective as of the date of stockholder approval (the “Effective Date”). Upon approval of the 2020 Incentive Plan, the 2014 Incentive Plan will be frozen and no further awards will be made under the 2014 Incentive Plan from and after stockholder approval of the 2020 Incentive Plan.

If the 2020 Incentive Plan is approved by our stockholders, the aggregate number of shares of stock available for issuance under the 2020 Incentive Plan will initially be                 shares of Common Stock, which will represent approximately     % of the total issued and outstanding shares of the Company’s Common Stock as of the record date (calculated on an as-converted basis and without regard to the potential application of beneficial ownership conversion limitations on the Preferred Stock). Based on projected utilization rates, the Board of Directors currently intends that the initial shares under the 2020 Incentive Plan will be sufficient to fund the Company’s equity compensation needs for approximately                     years.

In approving the 2020 Incentive Plan, the Board of Directors considered, among other things, the following:

•	Potential dilution to its current stockholders as measured by burn rate and overhang (as described in “Key Data” below);

•	Market standards and peer group companies; and

•

The continued importance of motivating, recruiting and retaining key employees, particularly in light of the Company’s recent acquisition of Anelixis and the need to further expand the Company’s employee base.

Key Data

When approving the 2020 Incentive Plan, the Board of Directors considered the burn rate with respect to the equity awards granted by the Company, as well as the Company’s overhang, under the 2007 Incentive Plan and the 2014 Incentive Plan. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the weighted average common stock outstanding during the year. Overhang is equal to the total number of equity awards outstanding plus the total number of shares available for grant under the Company’s equity plans, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under the Company’s equity plans.

The Company’s three-year average burn rate through December 31, 2019 relating to the 2014 Incentive Plan, at the time the Board of Directors approved the 2020 Incentive Plan, was approximately     %. The Company’s overhang relating to the 2007 Incentive Plan and the 2014 Incentive Plan as of the record date was     %. If the 2020 Incentive Plan is approved, the Company’s overhang would increase to approximately     %.

The following table sets forth certain information about the 2020 Incentive Plan, as well as the Company’s 2014 Incentive Plan:

Total shares remaining available for new grants under the 2014 Incentive Plan as of September 30, 2020
Total shares underlying outstanding stock options (excluding contingent options)
Weighted average exercise price of outstanding stock options	$
Weighted average remaining contractual life of outstanding stock options (in years)
Total shares underlying outstanding unvested restricted stock unit awards
Number of new shares being authorized under the 2020 Incentive Plan
Number of shares underlying options that are contingent upon approval of the 2020 Incentive Plan
Total number of shares available for future awards if this proposal is approved (excluding contingent option awards)
Total shares of common stock outstanding as of the record date

If the 2020 Incentive Plan is approved, the Company’s total potential dilution from the shares available for issuance under its equity incentive plans would increase from approximately     % as of the record date to approximately     %. The Compensation Committee has considered this potential dilution level in the context of competitive data from its peer group and the Company’s expected growth needs following the Anelixis acquisition, and believes that the resulting dilution levels are reasonable and in the best interests of stockholders.

In addition to overall dilution, the Compensation Committee considered annual dilution from the Company’s equity incentive plans in approving the 2020 Incentive Plan. The Company measures annual dilution as the total number of shares subject to equity awards granted during the year less cancellations and other shares returned to the reserve, divided by total common shares outstanding at the end of the year. The Company’s annual dilution under the 2007 Incentive Plan and the 2014 Incentive Plan for fiscal 2019 was     %.

Promotion of Good Corporate Governance Practices

The 2020 Incentive Plan provides for the following governance features:

•

Awards subject to exercise, including stock options and stock appreciation rights, may not have a term in excess of ten years and may not be granted at a discount to the fair market value of our stock on the grant date;

•	Awards may not be repriced without stockholder approval;

•

Awards under the 2020 Incentive Plan, including any shares subject to an award, may be subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company now or in the future; and

•	Dividend and dividend equivalent rights may not be paid on any unvested restricted stock or restricted stock units or unearned performance awards.

Plan Summary

The following summary of the material terms of the 2020 Incentive Plan is qualified in its entirety by reference to the complete text of the 2020 Incentive Plan which is set forth in Appendix F to this Proxy Statement. Stockholders are encouraged to read the text of the 2020 Incentive Plan in its entirety.

Purpose. The 2020 Incentive Plan is intended to help us secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates and provide a means by which the eligible recipients may benefit from increases in the value of our stock.

Eligibility. Awards may be granted to our and our subsidiaries’ employees, including officers, non-employee directors and consultants. Only our employees and those of our subsidiaries are eligible to receive incentive stock options. As of the record date,                     employees and                     non-employee directors would have been eligible to receive awards under the 2020 Incentive Plan.

Types of Awards. The 2020 Incentive Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”), non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance cash awards.

Authorized Shares. Subject to adjustment for certain dilutive or related events, the aggregate maximum number of shares of our stock that may be issued pursuant to stock awards under the 2020 Incentive Plan initially will not exceed                 shares of stock consisting of                 shares of the Company’s Common Stock and 12,137 shares of Preferred Stock, plus (i) any shares of common stock that remain available for grant under the 2014 Incentive Plan as of the Effective Date, and (ii) any shares of common stock subject to outstanding awards under the 2014 Incentive Plan as of the Effective Date that on or after the Effective Date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash.

If a stock award or any portion of a stock award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the stock award having been issued, then the shares of stock subject to the stock award (or portion thereof) that expires, is cancelled or forfeited or otherwise terminates shall revert and again be available for issuance under the 2020 Incentive Plan. In addition, the aggregate number of shares of stock available for issuance under the 2020 Incentive Plan at any time will not be reduced by (i) shares of stock subject to stock awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares of stock subject to stock awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a stock award, or (iii) shares of stock subject to stock awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares of stock that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a stock award will be available for issuance under the 2020 Incentive Plan.

The aggregate maximum number of shares of stock that may be issued on the exercise of incentive stock options is                 shares of the Company’s Common Stock and 12,137 shares of the Company’s Series X1 Preferred Stock. Shares issued under the 2020 Incentive Plan may consist of our authorized but unissued or reacquired stock, including shares repurchased by us on the open market or otherwise or shares classified as treasury shares.

Plan Administration. Our Board of Directors has the authority to administer the 2020 Incentive Plan, including the powers to: (i) determine who will be granted awards and what type of award, when and how each award will be granted, the provisions of each award (which need not be identical), the number of shares or cash value subject to an award and the fair market value applicable to an award; (ii) construe and interpret the 2020 Incentive Plan and awards granted thereunder and establish, amend and revoke rules and regulations for administration of the 2020 Incentive Plan and awards, including the ability to correct any defect, omission or inconsistency in the 2020 Incentive Plan or any award document; (iii) settle all controversies regarding the 2020 Incentive Plan and awards granted thereunder; (iv) accelerate or extend, in whole or in part, the time during which an award may be exercised or vested or at which cash or shares may be issued; (v) suspend or terminate the 2020 Incentive Plan; (vi) amend the 2020 Incentive Plan; (vii) submit any amendment to the 2020 Incentive Plan for stockholder approval; (viii) approve forms of award documents for use under the 2020 Incentive Plan and to amend the terms of any one or more outstanding awards; (ix) generally exercise such powers and perform such acts as our Board of Directors may deem necessary or expedient to promote our best interests and that are not in conflict with the provisions of the 2020 Incentive Plan or any award documents; and (x) adopt procedures and sub-plans as are necessary or appropriate.

Subject to the provisions of the 2020 Incentive Plan, our Board of Directors may delegate all or some of the administration of the 2020 Incentive Plan to a committee of one or more directors and may delegate to one or more officers the authority to designate employees who are not officers to be recipients of options and stock appreciation rights (and, to the extent permitted by applicable law, other stock awards) and, to the extent permitted by applicable law, to determine the terms of such awards and the number of shares of stock to be subject to such stock awards granted to such employees. Unless otherwise provided by our Board of Directors, delegation of authority by our Board of Directors to a committee or an officer will not limit the authority of our Board of Directors. All determinations, interpretations and constructions made by our Board of Directors (or another authorized committee or officer exercising powers delegated by our Board of Directors) in good faith will be final, binding and conclusive on all persons.

Stock Options. A stock option may be granted as an incentive stock option or a nonqualified stock option. The option exercise price may not be less than the fair market value of the stock subject to the option on the date the option is granted (or, with respect to incentive stock options, less than 110% of the fair market value if the recipient owns stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of any affiliate (a “Ten Percent Stockholder”) unless the option was granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Options will not be exercisable after the expiration of ten years from the date of grant (or five years, in the case of an incentive stock option issued to a Ten Percent Stockholder). Each award agreement will set forth the number of shares subject to each option. The purchase price of any shares acquired pursuant to an option may be payable in cash, check, bank draft, money order, net exercise or as otherwise determined by our Board of Directors and set forth in the award agreement, including through an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under the option and the delivery of previously owned shares. The vesting schedule applicable to any option, including any performance conditions, will be as set forth in the award agreement.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right that entitles the participant to receive, in cash or shares of stock or a combination thereof, as determined by our Board of Directors, value equal to or otherwise based on the excess of (i) the fair market value of a specified number of shares at the time of exercise over (ii) the exercise price of the right, as established by our Board of Directors on the date of grant. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the stock at the time of exercise exceeds the exercise price of the SAR. The exercise price of each SAR may not be less than the fair market value of the stock subject to the award on the date the SAR is granted, unless the SAR was granted pursuant to an assumption of or substitution for another option in a manner satisfying the provisions of Section 409A. SARs will not be exercisable after the expiration of ten years from the date of grant. Each award agreement will set forth the number of shares subject to the SAR. The vesting schedule applicable to any SAR, including any performance conditions, will be as set forth in the award agreement.

Provisions Applicable to Both Options and SARs.

Transferability. Our Board of Directors may, in its sole discretion, impose limitations on the transferability of options and SARs. Unless our Board of Directors provides otherwise, an option or SAR will not be transferable except by will or the laws of descent and distribution and will be exercisable during the lifetime of a participant only by such participant. Our Board of Directors may permit transfer of an option or SAR in a manner not prohibited by applicable law. Subject to approval by our Board of Directors, an option or SAR may be transferred pursuant to the terms of a domestic relations order or similar instrument or pursuant to a beneficiary designation.

Termination of Service. Except as otherwise provided in an applicable award document or other agreement between us or any affiliate and a participant, upon a termination for any reason other than for cause or due to death or disability, a participant may exercise his or her option or SAR (to the extent such award was exercisable as of the date of termination) for a period of three months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s disability, unless otherwise provided in an applicable award or other agreement, the participant may exercise his or her option or SAR (to the extent that such award was exercisable as of the date of termination) for a period of 12 months following the termination date or, if earlier, until the expiration of the term of such award. Upon a termination due to a participant’s death, unless otherwise provided in an applicable award or other agreement, the participant’s estate may exercise the option or SAR (to the extent such award was exercisable as of the termination date) for a period of eighteen months following the termination date or, if earlier, until the expiration of the term of such award. Unless provided otherwise in an award or other agreement, an option or SAR will terminate on the date that a participant is terminated for cause and the participant will not be permitted to exercise such award.

Neither an option nor SAR may be modified to reduce the exercise price thereof nor may a new option, SAR or other award at a lower price be substituted or exchanged for a surrendered option or SAR (other than adjustments or substitutions in accordance with the 2020 Incentive Plan relating to certain dilutive or related events), unless such action is approved by the stockholders of the Company.

Awards Other Than Options and SARs.

Restricted Stock and Restricted Stock Units. Restricted Stock is an award of shares, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment) and terms as our Board of Directors deems appropriate. Restricted stock units (“RSUs”) are an award denominated in units under which the issuance of shares (or cash payment in lieu thereof) is subject to such conditions (including continued employment) and terms as our Board of Directors deems appropriate. Each award document evidencing a grant of restricted stock or RSUs will set forth the terms and conditions of the award, including vesting and forfeiture provisions, transferability and, if applicable, right to receive dividends or dividend equivalents.

Performance Awards. A performance award is a stock or cash award that is payable contingent upon the attainment during a performance period of certain performance goals. A performance award may, but need not, require the completion of a specified period of service. The length of any performance period, the applicable performance goals and the measurement of whether and to what degree such performance goals have been attained will be as determined by the Compensation Committee, our Board of Directors or an authorized officer. We retain the discretion to define the manner of calculating the performance criteria it selects to use for a performance period.

Certain Adjustments. In the event of any change in our capitalization, our Board of Directors will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the 2020 Incentive Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding stock awards. Our Board of Directors will make such adjustments, and its determination will be final, binding and conclusive. Unless provided otherwise in an award or other agreement, in the event of our dissolution or liquidation, all outstanding stock awards (other than stock awards consisting of vested and outstanding shares of our stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of stock subject to our repurchase rights or subject to forfeiture may be repurchased or reacquired by us notwithstanding the fact that the holder of such stock award is providing continuous service; provided, however, that our Board of Directors may, in its sole discretion, provide that some or all stock awards will become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent not already expired or terminated) before the dissolution or liquidation is completed but contingent upon its completion.

Change in Control. Unless provided otherwise in an award agreement or other agreement between us or an affiliate and the participant, in the event of Change in Control (as defined in the 2020 Incentive Plan), our Board of Directors will take one or more of the following actions with respect to each outstanding award, contingent upon the closing or completion of the Change in Control:

(i)

arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar stock award for the award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the company pursuant to the Change in Control);

(ii)

arrange for the assignment of any reacquisition or repurchase rights held by us in respect of stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(ii)

accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as determined by our Board of Directors, with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective;

(iii)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

(v)

cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as our Board of Directors, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled award; and

(vi)

cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment equal to the excess, if any, of (A) the value in the Change in Control of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

Our Board of Directors need not take the same action or actions with respect to all awards or portions thereof or with respect to all participants and may take different actions with respect to the vested and unvested portions of an award. In the absence of any affirmative determination by our Board of Directors at the time of a Change in Control, each outstanding award will be assumed or an equivalent award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, referred to as a successor corporation, unless the successor corporation does not agree to assume the award or to substitute an equivalent award, in which case the vesting of such award will accelerate in its entirety (along with, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Change in Control as our Board of Directors will determine (or, if our Board of Directors does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

Acceleration of Awards upon a Change in Control. An award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement for such award or as may be provided in any other written agreement between us or an affiliate and the participant, but in the absence of such provision, no such acceleration will occur.

Termination and Amendment. Our Board of Directors or the Compensation Committee may suspend or terminate the 2020 Incentive Plan at any time. No incentive stock options may be granted under the 2020 Incentive Plan after the tenth anniversary of the date our Board of Directors adopted the 2020 Incentive Plan. No awards may be granted under the 2020 Incentive Plan while the 2020 Incentive Plan is suspended or after it is terminated.

Certain U.S. Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2020 Incentive Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by participants, who are urged to consult their individual tax advisors.

Stock Options. ISOs and Non-qualified stock options (“NQSOs”) are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements. An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to the exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO as described below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on a subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

SARs. An optionee is not taxed on the grant of a SAR. On exercise, the optionee recognizes ordinary income equal to the cash or the fair market value of any shares received. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

Restricted Stock and Restricted Stock Units. Grantees of restricted stock or restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Cash Awards. A participant will have taxable income at the time a cash award becomes payable, and, if the participant has timely elected deferral to a later date, such later date. At that time, the participant will recognize ordinary income equal to the value of the amount then payable.

Company Deduction and Section 162(m). In general, Section 162(m) of the Code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to its Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers. As such, we expect that we will be unable to deduct all compensation in excess of $1 million paid to our Chief Executive Officer, Chief Financial Officer and the next three highest-paid executive officers, other than previously granted awards that are subject to and comply with the certain transition rules.

Withholding Taxes. The Company will generally be required to withhold applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 2020 Incentive Plan. Whether or not such withholding is required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

New Plan Benefits

The following table sets forth grants of stock options approved by our board of directors on September 11, 2020, that are contingent upon stockholder approval of this Proposal No. 2.

Name and Position	Dollar Value	Number of Shares(1)
David-Alexandre C. Gros, MD, Chief Executive Officer (2)	—	—
Steven Perrin, PhD, President and Chief Scientific Officer (2)	—	—
Jon Kuwahara, Senior Vice President of Finance and Administration	(3)	2,145.26
All current executive officers as a group	(3)	2,145.26
All current directors who are not executive officers as a group	(3)	8,241.57
All current employees, including current officers who are not executive officers, as a group	(3)	583.73

(1)

Awards granted under the 2020 Incentive Plan to our executive officers are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Incentive Plan. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers under the 2020 Incentive Plan in the future are not determinable. On September 11, 2020, our board of directors approved the grant of stock options under the 2020 Incentive Plan to certain of our directors and officers who are not executive officers, contingent upon stockholder approval of this Proposal No. 2. The number of shares in the table above is the number of shares of our Preferred Stock subject to each option that is contingent upon shareholder approval of this Proposal No. 2.

(2)

Drs. Gros and Perrin received option awards to purchase up to 18,278 and 7,856 shares of Preferred Stock, respectively. These awards were granted as “inducement” grants under Nasdaq Marketplace Rule 5635(c). Accordingly, these awards are not contingent upon stockholder approval of Proposal No. 2.

(3)

Each option was granted with an exercise price per share of $500. The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise price on the date of exercise.

Equity Plan Information

The following table contains information about our equity compensation plans as of December 31, 2019. As of December 31, 2019, we had three equity compensation plans, each of which was approved by our stockholders: our 2007 Incentive Plan, our 2014 Incentive Plan, and our 2014 Employee Stock Purchase Plan (the “2014 ESPP”).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	94,458	(1)	$138.06	35,649	(2)
Equity compensation plans not approved by security holders
Total	94,458		$138.06	35,649	(3)

(1)

Consists of (i) 4,700 shares to be issued upon exercise of outstanding options under our 2007 Plan as of December 31, 2019 and (ii) 89,756 shares to be issued upon exercise of outstanding options under our 2014 Plan as of December 31, 2019. Excludes a total of 3,0556 shares of common stock issuable upon the vesting of restricted stock units.

(2)

Consists of (i) 18,775 shares that remained available for future issuance under our 2014 Plan as of December 31, 2019 and (ii) 16,873 shares that remained available for future issuance under our 2014 ESPP as of December 31, 2019. No shares remained available for future issuance under the 2007 Plan as of December 31, 2019.

(3)

Effective as of August 1, 2018, the board of directors amended the Company’s 2014 Plan and the 2014 ESPP to reduce the share reserves under the respective plans. These reductions were made to equitably adjust the share reserves in accordance with the terms under each plan. As a result of these equitable adjustments: (1) the number of shares of common stock authorized for issuance under the 2014 Plan (excluding shares underlying outstanding awards as of August 1, 2018) was reduced to 42,583 shares and the maximum number of shares that can be added to the 2014 Plan under the evergreen provision of the 2014 Plan was reduced from 100,000 to 30,556 shares annually; and (2) the number of shares of common stock authorized for future issuance under the 2014 ESPP was reduced to 11,639 shares (excluding shares previously issued under the 2014 ESPP prior to August 1, 2008) and the maximum number of shares that be added to the 2014 ESPP under the evergreen provision set forth in the 2014 ESPP was reduced from 25,000 to 7,500 shares annually. The evergreen provision under the 2014 Plan allows for an annual increase in the number of shares available for issuance under the 2014 Plan to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2015 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2024, equal to the least of 30,556 shares of our common stock, 4% of the number of shares of our common stock outstanding on the first day of the applicable fiscal year or an amount determined by our board of directors. On March 31, 2019, 20,938 additional shares were reserved for issuance under the 2014 Plan pursuant to this provision. The evergreen provision under the

2014 ESPP allows for an annual increase in the number of shares available for issuance under the 2014 ESPP to be added on the first day of each fiscal year, beginning on January 1, 2015 and ending on December 31, 2024, in an amount equal to the least of 7,500 shares of our common stock, 1% of the total number of shares of our common stock outstanding on the first day of the applicable fiscal year or an amount determined by our board of directors. On March 31, 2019, 5,235 additional shares were reserved for issuance under the 2014 ESPP pursuant to this provision.

Vote Required; Recommendation of Board of Directors

Stockholder approval of this Proposal No. 2 requires a “FOR” vote from the holders of a majority of votes properly cast at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT NOVUS’ STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NOVUS THERAPEUTICS, INC. 2020 LONG TERM INCENTIVE PLAN.

PROPOSAL NO. 3:

RATIFICATION OF VIRTUAL MEETING BYLAW AMENDMENT

Our Board of Directors has approved an amendment to our Amended and Restated Bylaws that allows us to hold virtual stockholder meetings in accordance with the Delaware General Corporation Law (the “Virtual Meeting Bylaw Amendment”). Specifically, the Virtual Meeting Bylaw Amendment revises Section 1.1 of the bylaws to provide that our Board of Directors may, in its sole discretion, determine that a future stockholder meeting will not be held at any physical location, but instead be held as a virtual meeting, and that if authorized by our Board of Directors, and subject to such guidelines and procedures as our Board of Directors may adopt, stockholders and proxy holders not physically present at a future meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of virtual meeting technology, provided that (i) we implement reasonable measures to verify that each person deemed present and permitted to vote at a virtual meeting is a stockholder or proxy holder; (ii) we implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with those proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the virtual meeting, a record of that vote or other action must be maintained by us.

Given the ongoing COVID-19 pandemic, holding in-person meetings may not be practical or safe for our employees, directors and stockholders. Moreover, meetings of our stockholders may not be in a convenient location for many of our stockholders. We believe that the Virtual Meeting Bylaw Amendment will give our Board of Directors the flexibility to take action to enhance the opportunity of the Company’s stockholders to attend and participate in stockholder meetings. However, even if our Board of Directors is permitted to designate stockholder meetings be held virtually, we currently intend that stockholder meetings following the pandemic will be held in person at a physical location so that all stockholders will be entitled to attend stockholder meetings in person if they prefer to do so. The Virtual Meeting Bylaw Amendment is not intended to have any effect on the ability of stockholders to vote their shares by proxy, via telephone, the Internet, or by completion of a proxy card, any time before a meeting of stockholders.

Although the adoption and implementation of the Virtual Meeting Bylaw Amendment does not require the approval of the Company’s stockholders, we are submitting the Virtual Meeting Bylaw Amendment to the Company’s stockholders for ratification of our Board of Directors’ approval thereof, in order to provide the Company’s stockholders an opportunity to express their views on this matter. The stockholder vote on this matter will be considered advisory in nature and not binding on us, but will be considered by our Board of Directors when it determines whether to exercise the authority granted by the Virtual Meeting Bylaw Amendment and whether to retain the provisions of the Virtual Meeting Bylaw Amendment when considering other possible future amendments to our bylaws.

The description of the Virtual Meeting Bylaw Amendment set forth above is qualified in its entirety by reference to the text of the Virtual Meeting Bylaw Amendment, which is attached as Annex A to this Proxy Statement.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the shares of common stock properly cast at the Special Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE VIRTUAL MEETING BYLAW AMENDMENT.

PROPOSAL NO. 4:

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

If the Company fails to receive a sufficient number of votes to approve Proposals Nos. 1, 2 and/or 3, the Company may propose to adjourn or postpone the Special Meeting. The Company currently does not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposal No. 1, 2 and 3.

Vote Required; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting is required for approval of Proposal No. 4 (for the purpose of soliciting additional proxies to approve Proposals No. 1, 2 and/or 3), if a quorum is present at the Special Meeting. If a quorum is not present at the Special Meeting, the affirmative vote of the stockholders holding a majority of the voting power present in person or by proxy at the Special Meeting is required for approval of Proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT NOVUS’ STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock. Set forth below is a description of the material terms of our capital stock.

Common Stock

Annual Meeting. Annual meetings of our stockholders are held on the date designated in accordance with our by-laws. Written notice must be mailed to each stockholder entitled to vote not less than ten nor more than 60 days before the date of the meeting. The presence in person or by proxy of the holders of record of a majority of our issued and outstanding shares entitled to vote at such meeting constitutes a quorum for the transaction of business at meetings of the stockholders. Special meetings of the stockholders may be called for any purpose only by the board of directors, and business transacted at any special meetings of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of such meeting. Except as may be otherwise provided by applicable law, our restated certificate of incorporation or our by-laws, all elections shall be decided by a plurality, and all other questions shall be decided by a majority, of the votes cast by stockholders entitled to vote thereon at a duly held meeting of stockholders at which a quorum is present.

Voting Rights. Each holder of common stock is entitled to one vote for each share held on all matters to be voted upon by stockholders.

Dividends. The holders of common stock, after any preferences of holders of any preferred stock, are entitled to receive dividends when and if declared by the board of directors out of legally available funds.

Liquidation and Dissolution. If we are liquidated or dissolved, the holders of the common stock will be entitled to share in our assets available for distribution to stockholders in proportion to the amount of common stock they own. The amount available for common stockholders is calculated after payment of liabilities. Holders of any preferred stock may be entitled to receive a preferential share of our assets before the holders of the common stock receive any assets.

Other Rights. Holders of the common stock have no right to:

•	convert the stock into any other security;

•	have the stock redeemed;

•	purchase additional stock; or

•	maintain their proportionate ownership interest.

The common stock does not have cumulative voting rights. Holders of shares of the common stock are not required to make additional capital contributions.

Transfer Agent and Registrar. Continental Stock Transfer & Trust Company is transfer agent and registrar for the common stock.

Preferred Stock

We are authorized to issue “blank check” preferred stock, which may be issued in one or more series upon authorization of our board of directors. Our board of directors is authorized to fix the designation of the series, the number of authorized shares of the series, dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, powers, preferences and limitations applicable to each series of preferred stock. The authorized shares of our preferred stock are available for issuance without further action by our stockholders, unless such action is required by applicable law or the rules of any stock exchange on which our securities may be listed. If the approval of our stockholders is not required for the issuance of shares of our preferred stock, our board may determine not to seek stockholder approval.

A series of our preferred stock could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. Our board of directors will make any determination to issue preferred shares based upon its judgment as to the best interests of our stockholders. Our directors, in so acting, could issue preferred stock having terms that could discourage an acquisition attempt through which an acquirer may be able to change the composition of our board of directors, including a tender offer or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then-current market price of the stock. A description of the rights, preferences and privileges of the Series X1 Preferred Stock is set forth above under the caption, “Description of Series X1 Preferred Stock.”

Provisions of Our Certificate of Incorporation and By-laws and Delaware Law That May Have Anti-Takeover Effects

Staggered Board; Removal of Directors

Our certificate of incorporation and by-laws divide our board of directors into three classes with staggered three-year terms. In addition, a director is only able to be removed for cause and only by the affirmative vote of the holders of at least 75% of the votes that all of our stockholders would be entitled to cast in an annual election of directors. Any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may only be filled by vote of a majority of our directors then in office. The classification of our board of directors and the limitations on the removal of directors and filling of vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our company.

Stockholder Action by Written Consent; Special Meetings

Our certificate of incorporation provides that any action required or permitted to be taken by our stockholders must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Our certificate of incorporation and by-laws also provide that, except as otherwise required by law, special meetings of our stockholders can only be called by our board of directors.

Advance Notice Requirements for Stockholder Proposals

Our by-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of persons for election to our board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our board of directors or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to our secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Delaware Business Combination Statute

We are subject to Section 203 of the Delaware General Corporation Law. Subject to certain exceptions, Section 203 prevents a publicly-held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for three years following the date that the person became an interested stockholder, unless the interested stockholder attained such status with the approval of our board of directors or unless the business combination is approved in a prescribed manner. A “business combination” includes, among other things, a merger or consolidation involving us and the “interested stockholder” and the sale of more than 10% of our assets. In general, an “interested stockholder” is any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by such entity or person.

Amendment of Certificate of Incorporation and By-laws

The Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or by-laws, unless a corporation’s certificate of incorporation or by-laws, as the case may be, requires a greater percentage. Our by-laws may be amended or repealed by a majority vote of our board of directors or by the affirmative vote of the holders of at least 75% of the votes that all of our stockholders would be entitled to cast in any annual election of directors. In addition, the affirmative vote of the holders of at least 75% of the votes that all of our stockholders would be entitled to cast in any annual election of directors is required to amend or repeal or to adopt any provisions inconsistent with any of the provisions of our certificate of incorporation described above under “—Staggered Board; Removal of Directors” and “—Stockholder Action by Written Consent; Special Meetings.”

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our Common Stock as of October 16, 2020 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our Common Stock.

The column entitled “Shares Beneficially Owned” is based on a total of 1,274,585 shares of our Common Stock outstanding as of October 16, 2020.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of October 16, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Due to the conversion limitations on the Preferred Stock, shares of underlying common stock have been excluded from beneficial ownership set forth below. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Novus Therapeutics, Inc., 19900 MacArthur Blvd., Suite 550, Irvine California 92612.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number	Percentage
5% Stockholders:
Entities affiliated with BVF Partners L.P. (1)	195,326	15.6%
Entities affiliated with OrbiMed Israel GP Ltd.(2)	176,850	13.9%
Named Executive Officers and Directors:
David-Alexandre C. Gros	—	—%
Steven Perrin (3)	10,540	*	%
Jon S. Kuwahara(4)	4,720	*	%
Keith A. Katkin(5)	3,913	*	%
Gary A. Lyons(6)	2,616	*	%
John S. McBride(7)	4,460	*	%
Walter Ogier(8)	1,645	*	%
All executive officers and directors as a group	27,894	2.2%

*	Represents beneficial ownership of less than one percent.
(1)

Based on information available to the Company and information provided in a Schedule 13G filed by BVF Partners L.P. (“Partners”) on October 5, 2020. Consists of (i) 195,326 shares of common stock, (ii) 2,950,850 shares of common stock issuable upon the exercise of warrants and (iii) 6,885,096 shares of common stock issuable upon conversion of shares of convertible preferred stock held by Biotechnology Value Fund, L.P. (“BVF”), Biotechnology Value Fund II, L.P. (“BVF2”), Biotechnology Value Trading Fund OS L.P. (“Trading Fund OS”), and held in a certain Partners managed account (collectively, the “BVF Entities”). The warrants and shares of convertible preferred stock are subject to a beneficial ownership limitation of 9.99%, which does not permit the BVF Entities to exercise that portion of the warrants or convert that portion of the convertible preferred stock that would result in the BVF Entities owning, after exercise or conversion, a number of shares of common stock in excess of the beneficial ownership limitation. The amounts and percentages in the table give effect to the 9.99% beneficial ownership limitation. BVF I GP L.L.C. (“BVF GP”), as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP L.L.C. (“BVF2 GP”), as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd. (“Partners OS”), as the general partner of Trading Fund OS, may be deemed to beneficially own the beneficially owned by Trading Fund OS. BVF GP Holdings L.L.C. (“BVF GPH”), as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners, as the general partner of BVF, BVF2, the investment manager of Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2 and Trading Fund OS. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the shares beneficially owned by BVF Inc. BVF GP disclaims beneficial ownership of the shares beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares beneficially owned by BVF, BVF2, Trading Fund OS, and held in the Partners Managed Accounts. The Schedule 13G indicates that the aforementioned entities share voting and investment power over the securities owned. The address of BVF, BVF2, BVF GP, BVF2 GP, BVF GPH, Partners, BVF Inc. and Mr. Lampert is 44 Montgomery St., 40th Floor, San Francisco, California 94104, and the address of Trading Fund OS and Partners OS is PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands.
(2)

Based on information provided in a Schedule 13D/A filed by OrbiMed Israel BioFund Limited Partnership on October 14, 2020. Consists of 176,850 shares of common stock held by OrbiMed Israel Partners Limited Partnership (“OrbiMed Partners”). OrbiMed Israel GP Ltd. (“OrbiMed Israel”), a company that acts as general partner of certain limited partnerships, is the general partner of OrbiMed Israel BioFund GP Limited Partnership (“OrbiMed BioFund”), which is the general partner of OrbiMed Partners. The Schedule 13D/A indicates that voting and investment power over the securities is shared by OrbiMed Israel, OrbiMed BioFund and OrbiMed Partners. The address of OrbiMed Israel, OrbiMed BioFund and OrbiMed Partners is 89 Medinat HaYehudim St., Build E, 11th Floor, Herzliya 46766 Israel.

(3)	Consists of 10,540 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.
(4)	Consists of (i) 331 of common stock and (ii) 4,389 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.
(5)	Consists of 3,913 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.
(6)	Consists of 2,616 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.
(7)	Consists of 4,460 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.
(8)	Consists of 1,645 of common stock underlying options that are exercisable as of October 16, 2020 or will become exercisable within 60 days after such date.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Novus files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review Novus’s electronically-filed reports, proxy and information statements on the SEC’s web site at http://www.sec.gov or on Novus’s web site at http://novustherapeutics.com. Information included on Novus’s web site is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which Novus has referred you. Novus has not authorized anyone else to provide you with any information. A representative of the Company’s independent registered public accounting firm, KMJ, is not expected to be present at the virtual special meeting, and will therefore not have an opportunity to make a statement if he or she desires to do so or to respond to appropriate questions from our stockholders.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Novus’s proxy solicitor at:

The Proxy Advisory Group, LLC

18 East 41st Street, 20th Floor

New York, New York 10017

(212) 616-2181

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you upon written or oral request to Novus Therapeutics, Inc., 19900 MacArthur Blvd., Suite 550, Irvine California 92612, Attention: Corporate Secretary, telephone: (949) 238-8090. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2021 annual meeting of stockholders, stockholder proposals must be received by us no later than November 16, 2020, which is 120 days prior to the first anniversary of the mailing date of the proxy statement for our 2020 annual meeting, unless the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2020 annual meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2021 annual meeting of stockholders but not included in the proxy statement by February 11, 2021, but not before January 12, 2021, which is not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. However, if the date of the annual meeting is more than 20 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2021 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Novus Therapeutics, Inc., Attention: Nominating and Corporate Governance Committee, 19900 MacArthur Boulevard, Suite 550, Irvine, California 92612.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ANNEX A

VIRTUAL MEETING BYLAW AMENDMENT

Section 1.1 of the Amended & Restated Bylaws of the Company, shall be amended and replaced in its entirety by the following provision:

1.1. Place of Meeting. All meetings of the stockholders for the election of directors or for any other purpose shall be held either at a place, within or without the State of Delaware, or solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporate Law of the State of Delaware, which may include a virtual meeting, as Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President

may determine. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, any stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, including virtual meeting technology, (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders; whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation. Any adjourned session of any meeting of the stockholders shall be held at the place announced at the meeting at which the adjournment is taken.

ANNEX B

AUDITED FINANCIAL STATEMENTS AND THE ACCOMPANYING NOTES OF ANELIXIS THERAPEUTICS, INC FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

FINANCIAL STATEMENTS

DECEMBER 31, 2019 AND 2018

ANELIXIS THERAPEUTICS, INC.

Contents

December 31, 2019 and 2018

50 Washington Street Westborough, MA 01581 508.366.9100 aafcpa.com

Independent Auditor’s Report

To the Stockholders of Anelixis Therapeutics, Inc.:

Report on the Financial Statements

We have audited the accompanying financial statements of Anelixis Therapeutics, Inc. (a Delaware corporation) (the Company) which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in stockholders’ deficit and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with auditing standards generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anelixis Therapeutics, Inc. as of December 31, 2019 and 2018, and the results of its operations and it cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As further discussed in Note 1 to the financial statements, the Company incurred losses of approximately $4,737,000 and has an accumulated deficit of approximately $14,809,000 as of December 31, 2019. As a result, the Company is dependent upon the continued support of its current investors and support of its parent company, ALS Therapy Development Foundation Inc. d/b/a ALS Therapy Development Institute (ALS TDI). The financial information of the Company is included in the consolidating financial statements of ALS TDI. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 1. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Emphasis of Matter – Accounting Standards Adoption

As disclosed in Note 2 to the financial statements, during 2019, the Company adopted Accounting Standards Updates (ASU) Nos. 2014-19, Revenue from Contracts with Customers (Topic 606) and 2018-08, Not-for-Profit Entities (Topic 958): Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made. Our opinion is not modified with respect to this matter.

Boston, Massachusetts
May 15, 2020

Page 1A

ANELIXIS THERAPEUTICS, INC.

Balance Sheets

December 31, 2019 and 2018

Assets	2019	2018
Current Assets:
Cash and cash equivalents	$5,303,322	$355,621
Research grant receivable	250,000	—
Prepaid expenses and other	23,526	—

Total assets	$5,576,848	$355,621

Liabilities and Stockholders’ Deficit
Current Liabilities:
Convertible notes payable, net	$8,183,274	$—
Accounts payable	444,764	150,909
Accrued expenses	602,763	—
License payable	200,000	—

Total current liabilities	9,430,801	150,909
Due to Related Party (Note 3)	904,805	567,350

Total liabilities	10,335,606	718,259

Stockholders’ Deficit:
Common stock, $.00001 par value;
Non-voting; 25,000,000 shares authorized, 4,954,827 shares issued and outstanding at December 31, 2019 and 2018	50	50
Voting; 10,000,000 shares authorized, 5,268,870 and 5,000,000 shares issued and outstanding at December 31, 2019 and 2018, respectively	53	50
Additional paid-in capital	10,050,189	9,709,152
Accumulated deficit	(14,809,050)	(10,071,890)

Total stockholders’ deficit	(4,758,758)	(362,638)

Total liabilities and stockholders’ deficit	$5,576,848	$355,621

The accompanying notes are an integral part of these statements.	Page 2

ANELIXIS THERAPEUTICS, INC.

Statements of Operations

For the Years Ended December 31, 2019 and 2018

	2019	2018
Operating Revenue:
Research grant revenue	$500,000	$374,000
Grant revenue - related party (Note 2)	—	275,000

Total operating revenue	500,000	649,000

Operating Expenses:
Research and development	3,312,638	3,354,213
General and administrative	1,050,122	172,173
Management fee - related party (Note 3)	214,336	396,903
License expense	200,000	—
General and administrative - related party (Note 3)	65,300	—
License expense - related party (Note 9)	—	1,000,000

Total operating expenses	4,842,396	4,923,289

Loss from operations	(4,342,396)	(4,274,289)

Other Expense:
Interest expense	394,764	—

Net loss	$(4,737,160)	$(4,274,289)

The accompanying notes are an integral part of these statements.	Page 3

ANELIXIS THERAPEUTICS, INC.

Statements of Changes in Stockholders’ Deficit

For the Years Ended December 31, 2019 and 2018

	Common Stock
	Outstanding Shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
Balance, December 31, 2017	8,188,550	$82	$5,739,314	$(5,797,601)	$(58,205)
Stock issuance, in exchange for cash, net of costs	1,133,329	12	2,470,535	—	2,470,547
Conversion of debt from related party to common stock	188,504	2	424,134	—	424,136
Common stock issued in lieu of payment of license fee expense - related party	444,444	4	999,996	—	1,000,000
Stock compensation expense	—	—	75,173	—	75,173
Net loss	—	—	—	(4,274,289)	(4,274,289)

Balance, December 31, 2018	9,954,827	100	9,709,152	(10,071,890)	(362,638)
Stock issuance, in exchange for advisory services	268,870	3	349,528	—	349,531
Recovery of stock compensation expense	—	—	(8,491)	—	(8,491)
Net loss	—	—	—	(4,737,160)	(4,737,160)

Balance, December 31, 2019	10,223,697	$103	$10,050,189	$(14,809,050)	$(4,758,758)

The accompanying notes are an integral part of these statements.	Page 4

ANELIXIS THERAPEUTICS, INC.

Statements of Cash Flows

For the Years Ended December 31, 2019 and 2018

	2019	2018
Cash Flows from Operating Activities:
Net loss	$(4,737,160)	$(4,274,289)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock compensation expense (recovery)	(8,491)	75,173
Amortization of debt issuance costs	214,666	—
Advisory services in exchange for stock	349,531	—
Changes in operating assets and liabilities:
Accounts receivable	—	401,900
Research grant receivable	(250,000)
Prepaid expenses and other	(23,526)	1,995
Accounts payable	293,855	(100,128)
Accrued expenses	602,763	—
License payable	200,000	—
Due to related party	337,455	1,719,994

Net cash used in operating activities	(3,020,907)	(2,175,355)

Cash Flows from Financing Activities:
Proceeds from issuance of convertible debt	8,948,054	—
Payments for debt issuance costs	(979,446)	—
Proceeds from issuance of common stock, net	—	2,470,547

Net cash provided by financing activities	7,968,608	2,470,547

Net Change in Cash and Cash Equivalents	4,947,701	295,192

Cash and Cash Equivalents:
Beginning of year	355,621	60,429

End of year	$5,303,322	$355,621

Supplemental Disclosure of Non-Cash Activities:
Conversion of debt from related party to common stock	$—	$424,136

Common stock issued in lieu of payment of license fee expense - related party	$—	$1,000,000

Common stock issued in exchange of advisory services	$349,531	$—

The accompanying notes are an integral part of these statements.	Page 5

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

1.	NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Anelixis Therapeutics, Inc. (the Company) was formed in May 2015 as a corporation under the laws of the State of Delaware. The Company was established to assist in providing mechanisms to its parent company, ALS Therapy Development Foundation, Inc. d/b/a ALS Therapy Development Institute (ALS TDI), to support research, scientific discoveries, inventions, and processes to be developed, applied or patented. The Company was also established as a means to generate capital from investors to support discoveries and patents related to ALS TDI’s mission. As of December 31, 2019 and 2018, ALS TDI holds approximately 86% and 88% of the Company, respectively; the remainder is held by other investors.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development-stage research company and has incurred significant losses since inception and has accumulated deficits of approximately $14,809,000 and $10,072,000 at December 31, 2019 and 2018, respectively. In addition to the capital from investors, ALS TDI supports the operations of the Company by providing unsecured advances and pass- through grants (see Note 10). As long as it is financially possible, ALS TDI plans on continuing to support the Company for the foreseeable future in order to ensure it meets its obligations as they become due.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting standards and principles (U.S. GAAP) established by the Financial Accounting Standards Board (FASB). References to U.S. GAAP in these notes are to the FASB Accounting Standards Codification (ASC).

Adoption of New Accounting Standards

Revenue Recognition

During 2019, the Company adopted FASB’s Accounting Standards Update (ASU) 2018-08, Not-for- Profit Entities (Topic 958): Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made. This ASU assists entities in evaluating whether transactions should be accounted for as contributions (nonreciprocal transactions) or as exchange (reciprocal) transactions under Topic 606 (see below). In addition, it clarifies whether a contribution is conditional. As a result, it enhances comparability of financial information among entities. The Company adopted ASU 2018-08 using a modified retrospective method effective January 1, 2019. As a result, the 2018 financial statements are not restated and there was no cumulative-effect adjustment to opening net assets as of January 1, 2019.

On January 1, 2019, the Company adopted the FASB’s ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This standard also includes expanded disclosure requirements that result in an entity providing users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from the entity’s contracts with customers. Results for reporting periods beginning after January 1, 2019, are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under Topic 605. This adoption did not have an impact on the Company’s revenues for the year ended December 31, 2019.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents.

Fair Value Measurements

The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company has not elected fair value accounting for any financial instruments for which fair value accounting is optional.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are principally cash and cash equivalents and revenue. The Company maintains its cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash and cash equivalents.

One and two grantors accounted for 100% of the Company’s grant revenue for the years ended December 31, 2019 and 2018, respectively. One grantor accounted for 100% of the Company’s grants receivable as of December 31, 2019. There were no grants receivable as of December 31, 2018.

Research and Development Expenses

Costs incurred for research and development are expensed as incurred. Research and development expenses primarily consist of outside consulting services and sponsored research, and the costs of materials and supplies used.

License Expense Recognition

During 2019, the Company entered into a collaborative research agreement with a University. Under the agreement, the Company is obligated to pay $426,943 to the University for access to developed technology

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

and to cover expenses incurred to test the safety and efficacy of the Company’s antibodies. License expense is recorded as the research is performed or upon the achievement of a contingent milestone. The Company recorded license expense and a license payable of $200,000 as of December 31, 2019.

Revenue Recognition

The Company’s revenue to date has been generated from grants received from ALS TDI and certain associations with common goals to perform research related to the cure of ALS. Such grants for research and development of technologies typically include technical milestones and periodic reviews.

The Company has concluded that its grant-related revenue is considered a nonreciprocal transaction in accordance with Topic 958 as a result of the fact that the Company retains all rights to the intellectual property and research generated from its grant activities. In accordance with the guidance of Topic 958, the Company assesses the grants as conditional or unconditional based upon the barriers that must be overcome to recognize the revenue.

Research Grant Revenue

The Company has a $994,000 research grant agreement with an unrelated nonprofit entity, which contains four research and productivity milestones. The Company accounts for this contract as the barriers are relieved under Topic 958 and, therefore, revenue is not recorded until each milestone is reached. Research grant revenue recorded was $500,000 and $374,000 for the years ended December 31, 2019 and 2018, respectively. Under the terms of the agreement, the Company is required to pay the grantor a percent of any net income derived from technology created under the research grant agreement, as determined and agreed upon by the Company and the grantor. There was no such net income generated for the years ended December 31, 2019 and 2018. As of December 31, 2019, the Company had $250,000 of grants receivable in relation to this grant, which was collected in January 2020. The Company expects to earn the remaining $120,000 in 2020.

Grant Revenue – Related Party

A portion of Company’s revenue is obtained through grants to fund research as a subcontractor to ALS TDI (see Note 10). The Company recognizes the revenue when the conditions have been met. The revenue from these grants, which is used to subsidize certain research and development costs, is recognized as efforts are expended and as eligible project costs are incurred.

Income Taxes

The Company accounts for income taxes according to the asset and liability method. The differences between the financial statement amounts and the tax bases of assets and liabilities are determined annually. Deferred tax assets and liabilities are computed for those differences that will result in taxable or deductible amounts in future periods using currently enacted tax laws and rates that apply to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that will more-likely-than-not be realized. Income tax expense is

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

the tax payable or refundable for the current period plus or minus the change during the period in deferred income tax assets and liabilities.

The Company accounts for uncertainty in income taxes in accordance with ASC Topic 740, Income Taxes. This standard clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. Management of the Company has determined that there are no uncertain tax positions which qualify for either recognition or disclosure in the financial statements at December 31, 2019 and 2018. The Company’s income tax returns are subject to examination by the appropriate taxing jurisdictions.

Share-Based Compensation

The Company records share-based compensation at fair value. The grant date fair value of awards, net of expected forfeitures, is recognized as expense in the statements of operations over the requisite service period. The fair value of options is calculated using the Black-Scholes option pricing model. This option valuation model requires input of assumptions including, among others, the volatility of stock price, the expected life of the option, and the risk-free interest rate.

Due to its limited operating history and limited number of sales of its common stock, the Company estimates the volatility of its stock in consideration of a number of factors, including the volatility of comparable public companies. The expected life of a stock option is estimated using the average of the vesting period and the contractual term of the option. The risk-free interest rate assumption is based on observed interest rates appropriated for the expected term of the award. The estimated forfeiture rate is based on historical forfeiture information, as well as subsequent events occurring prior to the issuance of the financial statements.

Subsequent Events

Subsequent events have been evaluated through May 15, 2020, which is the date the financial statements were available to be issued. See Notes 9 and 11 for events that met the criteria for disclosure in the financial statements.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), an amendment of the FASB’s ASC. This ASU requires lessees to recognize a right-of-use asset and lease liability for most lease arrangements. The new standard is effective for the Company on January 1, 2021. The standard mandates a modified retrospective transition method or optional transition method for all entities and early adoption is permitted. The Company is evaluating the effect that ASU 2016-02 will have on its financial statements and related disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses. The standard requires a financial asset (including trade receivables) measured at amortized cost basis to be presented at the net amount expected to be collected. Thus, the income statement will reflect the measurement of credit losses for newly-recognized financial assets as well as the expected increases or decreases of expected credit losses

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

2.	SIGNIFICANT ACCOUNTING POLICIES (Continued)

that have taken place during the period. This standard will be effective for the year ending December 31, 2021. The Company is currently in the process of evaluating the impact of adoption of this ASU on the financial statements.

3.	RESOURCE SHARING AGREEMENT

Effective November 1, 2017, the Company entered into a Resource Sharing Agreement with ALS TDI.

Under this agreement, ALS TDI shares certain employees, office space, furniture, equipment, facilities, services, and other resources with the Company. The expenses under the Resource Sharing Agreement are included in management fee - related party and general and administrative - related party in the accompanying statements of operations.

As of December 31, 2019 and 2018, the Company owed ALS TDI $904,805 and $567,350, respectively, which are reflected as due to related party in the accompanying balance sheets. A portion of this due to related party is for the amounts allocated to the Company under the Resource Sharing Agreement. Management intends to convert this due to related party into common stock in future years and, therefore, is not reflected as a current liability.

4.	INCOME TAXES

The principal components of the Company’s deferred tax assets and liabilities consist of the following at December 31:

	2019	2018
Capitalized research and development expenses	$2,180,000	$1,741,000
Federal and state net operating losses	1,735,000	929,000
Federal and state credits	979,000	770,000
Other	18,000	21,000

Total deferred tax assets, net	4,912,000	3,461,000
Less - valuation allowance	(4,912,000)	(3,461,000)

Net deferred tax assets	$—	$—

As of December 31, 2019, the Company has Federal and state net operating loss carryforwards of approximately $6,393,000 and $6,196,000, respectively, which may be used to offset future taxable income, if any. Federal net operating losses generated in 2017 and prior expire at various dates through 2037. Federal net operating losses generated in 2018 and beyond do not expire but are subject to certain limitations. State net operating losses expire at various dates through 2039. As of December 31, 2019, the Company also has Federal and state tax credits of approximately $669,000 and $392,000 which expire through 2039 and 2034, respectively. In addition, the company has elected to capitalize for tax purposes certain eligible research and development costs under Section 59(e) which are being amortized over 10 years for tax purposes.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

4.	INCOME TAXES (Continued)

Utilization of the net operating loss and research and development credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income and tax. respectively.

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets, which are composed principally of net operating loss carryforwards and credits. Under the applicable accounting standards, management has considered the Company’s history of losses and concluded that it is more-likely-than-not that the Company will not generate taxable income in the foreseeable future. Accordingly, a full valuation allowance has been established.

5.	COMMITMENTS AND CONTINGENCIES

During December 2019, the Company entered into an operating lease agreement for research and development and office space through May 31, 2020. The lease requires monthly minimum lease payments of approximately $3,540 plus fees. Rent expense for the year ended December 31, 2019, totaled $3,564. Future minimum payments on the lease agreement are approximately $17,720 for the year ending December 31, 2020.

6.	CONVERTIBLE NOTES PAYABLE

During 2019, the Company entered into several agreements with investors with an aggregate amount raised of $8,948,054 in the form of convertible notes (the Notes), which occurred in two separate closings. Under the first closing, the Company raised $5,948,054 in the form of convertible notes payable with an interest rate of 6%, which is due on demand. The outstanding principal plus accrued interest pursuant to the Notes shall automatically convert into preferred stock or common stock upon the occurrence of a Qualified Financing (defined as an amount not less than $15,000,000).

Additionally, the investors have the option to convert if the majority in interest elect to convert, upon July 31, 2021 (the maturity date), upon a change in control, or upon a non-qualified financing (less than $15,000,000 raised). If not converted into equity, any outstanding principal and interest shall become immediately due and payable on the maturity date or at such other time before or after as agreed in writing by the investors.

Under the second closing, the Company raised $3,000,000 in the form of convertible notes payable with an interest rate of 6%, which is due on demand. Outstanding principal plus accrued interest pursuant to the Notes shall automatically convert into preferred stock or common stock upon the occurrence of a Qualified Financing (defined as an amount not less than $25,000,000). Additionally, the investor has the right to an optional conversion at any time as elected by the investor and the right to purchase additional notes with a principal value of $25,000,000. The Notes will convert at the lesser of $24 million divided by the fully-diluted share count at the time of the conversion or a 20% discount off of the price per share sold in the financing. Since the intrinsic value of the discount cannot be ascertained at this time, no interest expense associated with a beneficial conversion feature was recorded for the year ended December 31, 2019. If not converted into equity, any outstanding principal and interest shall become due and payable on October 21, 2021.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

6.	CONVERTIBLE NOTES PAYABLE (Continued)

The Company incurred $180,098 of interest expense related to the Notes for the year ended December 31, 2019, for which is included in accrued expense in the accompanying balance sheet as of December 31, 2019. The Company incurred $979,446 of debt issuance costs that were recorded as a debt discount, amortized over the Note term using the effective interest method. Amortization expense of the debt issuance costs totaled $214,666 for the year ended December 31, 2019, and is included in interest expense in the accompanying statement of operations. Future amortization expense of debt issuance costs for the years ending December 31, 2020 and 2021, is $482,395 and $282,385, respectively.

7.	CAPITAL STOCK

The Company’s Board of Directors has authorized the issuance of 35,000,000 shares comprised of 10,000,000 shares of Voting Common Stock, par value $0.00001 per share, and 25,000,000 shares of Non-Voting Common Stock, par value $0.00001 per share. The rights and privileges of the Voting and Non-Voting Common Stock shall be equal in all respects except that the voting power for the election of directors and all other purposes shall be vested exclusively in the holders of the Voting Common Stock.

During 2018, the Company issued 1,766,277 shares non-voting of Common Stock. Of these shares issued, 333,331 shares were issued to outside investors at $2.25 per share, generating proceeds of $749,996. An additional 355,554 shares were issued to members of the Board of Directors of ALS TDI for $800,000 (see Note 10). ALS TDI acquired the remaining 1,077,392 shares in exchange for cash, forgiveness of repayment advances (see Note 10), and in lieu of license fee payments.

During 2019, the Company issued 268,870 shares of voting Common Stock, $1.30 per share, in exchange for advisory services provided.

8.	EQUITY INCENTIVE PLAN

The Company established the 2017 Equity Incentive Plan (the Plan). Under the Plan, the Company may grant up to 800,000 shares of common stock to employees, officers, directors, and consultants of the Company. During 2017, the Company entered into various employment and consulting agreements which granted stock options to certain employees. The options vest over time or upon the achievement of certain milestone events and are exercisable at a per share price equal to the fair value of the common stock on the grant date. As of December 31, 2019 and 2018, there were 644,000 shares available for future issuance under the Plan.

Certain agreements also provide for additional stock options contingent upon achievement of a certain level of outside financing. The strike price will be fair value of the options at the time financing is achieved.

The Company recorded stock compensation expense (recovery) of $(8,491) and $75,173 for the years ended December 31, 2019 and 2018, respectively. The expense is included in general and administrative in the accompanying statements of operations.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

8.	EQUITY INCENTIVE PLAN (Continued)

A summary of option activity under the Plan as of December 31, 2019 and 2018, and changes during the years then ended are is as follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Terms (Years)

Outstanding at January 1, 2018	179,771	$1.80	9.79
Granted	—	—	—
Exercised	—	—	—
Forfeited	—	—	—

Outstanding at December 31, 2018	179,771	$1.80	8.79
Granted	—	—	—
Exercised	—	—	—
Forfeited	—	—	—

Outstanding at December 31, 2019	179,771	$1.80	7.79

Vested at December 31, 2019	139,822	$—	7.79

Vested and expected to vest	179,771	$1.80	7.79

The weighted average grant date fair value of options granted during 2019 and 2018 was $86,000 and $169,000, respectively. There was $19,119 of unrecognized compensation costs as of December 31, 2019.

The fair value of each option was estimated on the date of grant using the Black-Scholes options pricing model. The following table presents significant assumptions used to estimate the fair value of the options granted using the Black-Scholes pricing model as of December 31:

	2019	2018

Expected option term:	3 years	3 years
Expected volatility factor:	84%	75%
Risk-free interest rate:	1.58%	1.72%
Expected annual dividend yield:	0%	0%

9.	LICENSE EXPENSE - RELATED PARTY

On May 20, 2015, the Company executed a License Agreement (the Agreement), which is an exclusive patent rights agreement with ALS TDI, a related party, for certain patents and “know-how” of ALS TDI. This agreement continues until the Company terminates the agreement with ninety- days’ written notice. The agreement calls for $25,000,000 of license fees payable to ALS TDI, subject to the Company’s achievement of certain milestones and other conditions.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

9.	LICENSE EXPENSE - RELATED PARTY (Continued)

The first and second milestones of the Agreement are the dosing of the first subjects in a first toxicity study in non-human primates and the dosing of the first patient in a Phase I Clinical Trial, respectively. Both of these milestones were achieved as of December 31, 2018 and 2017. The fee due under these milestones was $1,000,000 each. During 2018 and 2017, the Company issued $1,000,000 worth of common stock in lieu of making a cash payment (see Notes 7 and 10). There were no milestones achieved during 2019.

As amended February 2020, the remaining milestones to be achieved are as follows: (i) up to $5,000,000 in regulatory and commercial milestones for the first licensed product in development, and (ii) up to $2,500,000 in additional regulatory and commercial milestones for a second licensed product that may be developed. The regulatory and commercial milestones are considered substantive in nature based on the following:

(a)	substantive effort is involved in achieving each milestone;

(b)	milestone payments are reasonable in relation to the effort expended to achieve each milestone;

(c)	a reasonable amount of time has passed between each payment; and

(d)	there is risk associated with each milestone.

Additionally, the annual license maintenance fees were amended to decrease the annual fee to $100,000 beginning upon the earlier of January 1, 2022, or a change of control event.

In addition to the milestone payments, the Company shall pay ALS TDI an annual license maintenance fee of $100,000 beginning in the earlier of January 1, 2022, the Company’s first sublicense, or change in control, as defined in the Agreement. In the event of a change in control, the annual license maintenance fee and all milestone payments remaining will increase by 50%.

In addition, the Company shall pay ALS TDI fees based on reaching certain levels of annual net sales of any product produced with the patent rights. A royalty ranging between 4% and 7% shall be due on annual net sales greater than $250 million. Upon the first calendar year of reaching $500 million in aggregate net sales, the Company shall pay ALS TDI $15,000,000. Upon the first calendar year of reaching $1 billion in aggregate net sales, the Company shall pay ALS TDI $30,000,000.

10.	RELATED PARTY TRANSACTIONS

Three members of ALS TDI’s Board of Directors, one of which is also a Board member of the Company, made a combined capital contribution of $800,000 in 2018. This resulted in the issuance of 355,554 shares of the Company’s common stock (see Note 7). At December 31, 2018, these Board members own 5% of the Company’s outstanding Common Stock.

During 2018, ALS TDI converted $424,136 of advances to the Company into 188,504 shares of common stock with par value of $.00001 (see Note 7). The fair value of the stock approximates the liability forgiven and, therefore, no gain or loss was recognized.

ALS TDI charges the Company a management fee for managing its operations, which totaled $214,336 and $396,903 for the years ended December 31, 2019 and 2018, respectively, and is reflected as management fee - related party in the accompanying statements of operations.

ALS TDI charges the Company general and administrative costs for its shared use of facility and other shared costs paid for by ALS TDI, which totaled $65,300 for the year ended December 31, 2019, and is reflected as general and administrative—related party in the accompanying statements of operations.

ANELIXIS THERAPEUTICS, INC.

Notes to Financial Statements

December 31, 2019 and 2018

The Company provides services for ALS TDI as a sub-contractor under certain grant agreements, and ALS TDI also passes certain grants through to the Company. The amount of these grants to the Company totaled $275,000 for the year ended December 31, 2018, and is reflected as grant revenue - related party in the accompanying statements of operations. There were no pass-through grants recognized during the year ended December 31, 2019.

ALS TDI granted a license to the Company to use its patent rights in order to develop and commercialize a treatment for ALS under an agreement dated May 20, 2015 (see Note 9). Under this agreement, the Company must make payments to ALS TDI upon reaching certain milestones.

The Company met the second milestone in 2018, and accordingly, owed a payment of $1,000,000 to ALS TDI (see Note 9). In 2018, ALS TDI elected to convert the amount owed under this agreement into additional shares of the Company’s stock. The Company issued ALS TDI 444,444 shares of $.00001 par value common stock in lieu of payment under this agreement (see Note 7). The fair value of the stock approximates the liability and, therefore, no gain or loss was recognized.

11.	SUBSEQUENT EVENTS

Equity Financing

In January 2020, the Company raised approximately $50,000 in the form of convertible notes to investors.

Equity Incentive Plan

Subsequent to year-end, the Board of Directors voted to increase the option pool to 3,800,000 Additionally, a total of 2,800,212 options were awarded to certain employees and consultants.

Economy

Subsequent to year-end, the COVID-19 outbreak in the United States has resulted in the closures of many businesses and a marked reduction in economic activity. While this disruption is currently expected to be temporary, there is considerable uncertainty around the duration. While the Company expects this matter to negatively impact its operating results, the related financial impact and duration cannot be reasonably estimated at this time.

12.	RECLASSIFICATIONS

Certain amounts in the 2018 financial statements were reclassified to conform with the 2019 presentation.

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

•	Registration Statement (Form S-1 No. 333-237397) of Novus Therapeutics, Inc.;

•	Registration Statement (Form S-1 No. 333-232011) of Novus Therapeutics, Inc.;

•	Registration Statement (Form S-3 Nos. 333-226286 and 333-218949) of Novus Therapeutics, Inc.;

•

Registration Statement (Form S-8 No. 333-232428) pertaining to the Novus Therapeutics, Inc. 2014 Stock Incentive Plan, Novus Therapeutics, Inc. 2014 Employee Stock Purchase Plan, and Stand Alone Inducement Stock Options of Novus Therapeutics, Inc.;

•	Registration Statement (Form S-8 No. 333-216432 and No. 333-200413) pertaining to the 2014 Stock Incentive Plan and 2014 Employee Stock Purchase Plan of Tokai Pharmaceuticals, Inc.;

•	Registration Statement (Form S-8 Nos. 333-210058 and 333-203032) pertaining to 2014 Stock Incentive Plan of Tokai Pharmaceuticals, Inc.; and

•

Registration Statement (Form S-8 No. 333-237380) pertaining to the 2007 Stock Incentive Plan, Novus Therapeutics, Inc. 2014 Stock Incentive Plan and Novus Therapeutics, Inc. 2014 Employee Stock Purchase Plan

of our report dated May 15, 2020, with respect to the financial statements of Anelixis Therapeutics, Inc. for the years ended December 31, 2019 and 2018, included in this Proxy Statement on Schedule 14A of Novus Therapeutics, Inc.

AAFCPAs, Inc

Boston, Massachusetts

October 21, 2020

ANNEX C

UNAUDITED FINANCIAL STATEMENTS AND THE ACCOMPANYING NOTES OF ANELIXIS THERAPEUTICS, INC FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2020 AND 2019

ANELIXIS THERAPEUTICS, INC.

CONDENSED BALANCE SHEET

	June 30, 2020	December 31, 2019
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$4,624,511	$5,303,322
Research grant receivable	—	250,000
Prepaid expenses and other	22,601	23,526

Total assets	$4,647,112	$5,576,848

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Convertible notes payable, net	$11,654,570	$8,183,274
Accounts payable	90,335	444,764
Accrued expenses	604,516	602,763
License payable	—	200,000

Total current liabilities	12,349,421	9,430,801
Due to Related Party (Note 3)	904,805	904,805

Total liabilities	13,254,226	10,335,606

Stockholders’ Deficit:
Common stock, $.00001 par value;
Non-voting; 25,000,000 shares authorized, 4,954,827 shares issued and outstanding at June 30, 2020 and December 31, 2019	50	50
Voting; 10,000,000 shares authorized, 5,268,870 shares issued and outstanding at June 30, 2020 and December 31, 2019	53	53
Additional paid-in capital	10,733,938	10,050,189
Accumulated deficit	(19,341,155)	(14,809,050)

Total stockholders’ deficit	(8,607,114)	(4,758,758)

Total liabilities and stockholders’ deficit	$4,647,112	$5,576,848

ANELIXIS THERAPEUTICS, INC.

CONDENSED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

	For the Six Months Ended June 30,
	2020	2019
Operating expenses
Research and development	2,482,931	1,524,081
General and administrative	1,489,616	706,189
Total operating expenses	3,972,547	2,230,270

Loss from operations	(3,972,547)	(2,230,270)
Other (income) expense, net	559,558	107,658

Net loss	$(4,532,105)	$(2,337,928)

ANELIXIS THERAPEUTICS, INC.

CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

	Common Stock		Additional Paid-In Capital	Accumulated Deficit
	Shares	Amount			Total
Balance as of December 31, 2019	10,223,697	$103	$10,050,189	$(14,809,050)	$(4,758,758)
Stock-based compensation	—	—	683,749	—	683,749
Net loss and other comprehensive loss	—	—	—	4,532,105	4,532,105

Balance as of June 30, 2020	10,223,697	$103	$10,733,938	$19,341,155	$8,607,114

Balance as of December 31, 2018	9,954,827	$100	$9,709,152	$(10,071,890)	$(362,638)
Stock-based compensation	—	—	3,515	—	3,515
Net loss and other comprehensive loss	—	—	—	(2,337,928)	(2,337,928)

Balance as of June 30, 2019	9,954,827	$100	$9,712,667	$(12,409,818)	$(2,697,051)

ANELIXIS THERAPEUTICS, INC.

CONDENSED STATEMENT OF CASH FLOWS

(Unaudited)

	For the Six Months Ended June 30,
	2020	2019
Operating activities
Net loss	$(4,532,105)	$(2,337,928)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt issuance costs	241,198	80,400
Stock-based compensation	683,749	3,515
Changes in operating assets and liabilities:
Research grant receivable	250,000	—
Prepaid expenses and other assets	925	—
Accounts payable and accrued expenses	(352,676)	55,526
License payable	(200,000)	—
Due to related party	—	277,197

Net cash used in operating activities	(3,908,909)	(1,921,290)

Financing activities
Proceeds from issuance of convertible debt, net	3,230,098	3,425,000

Net cash provided by financing activities	3,230,098	3,425,000

Net change in cash	(678,811)	1,503,710
Cash at beginning of period	5,303,322	355,621

Cash at end of period	$4,624,511	$1,859,331

Notes to Unaudited Condensed Financial Information

1.	NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Anelixis Therapeutics, Inc. (the Company) was formed in May 2015 as a corporation under the laws of the State of Delaware. The Company was established to assist in providing mechanisms to its parent company, ALS Therapy Development Foundation, Inc. d/b/a ALS Therapy Development Institute (ALS TDI), to support research, scientific discoveries, inventions, and processes to be developed, applied or patented. The Company was also established as a means to generate capital from investors to support discoveries and patents related to ALS TDI’s mission. As of June 30, 2020 and December 31, 2019, ALS TDI holds approximately 75% of the Company; the remainder is held by other investors.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development-stage research company and has incurred significant losses since inception and has accumulated deficits of approximately $17,812,000 and $14,809,000 at June 30, 2020 and December 31, 2019, respectively. In addition to the capital from investors, ALS TDI supports the operations of the Company by providing unsecured advances and pass-through grants (see Note 10). As long as it is financially possible, ALS TDI plans on continuing to support the Company for the foreseeable future in order to ensure it meets its obligations as they become due.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Company have been prepared in accordance with generally accepted accounting standards and principles (U.S. GAAP) established by the Financial Accounting Standards Board (FASB). References to U.S. GAAP in these notes are to the FASB Accounting Standards Codification (ASC).

Adoption of New Accounting Standards

Revenue Recognition

During 2019, the Company adopted FASB’s Accounting Standards Update (ASU) 2018-08, Not-for-Profit Entities (Topic 958): Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made. This ASU assists entities in evaluating whether transactions should be accounted for as contributions (nonreciprocal transactions) or as exchange (reciprocal) transactions under Topic 606 (see below). In addition, it clarifies whether a contribution is conditional. As a result, it enhances comparability of financial information among entities. The Company adopted ASU 2018-08 using a modified retrospective method effective January 1, 2019. As a result, the 2018 financial statements are not restated and there was no cumulative-effect adjustment to opening net assets as of January 1, 2019.

On January 1, 2019, the Company adopted the FASB’s ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The standards core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This standard also includes expanded disclosure requirements that result in an entity providing users of financial statements with comprehensive information about the nature, amount, timing, and uncertainty of revenue and cash flows arising from the entity’s contracts with customers. Results for reporting periods beginning after January 1, 2019, are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under Topic 605. This adoption did not have an impact on the Company’s revenues for the year ended December 31, 2019.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the date of purchase to be cash equivalents.

Fair Value Measurements

The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions, and credit risk.

The Company has not elected fair value accounting for any financial instruments for which fair value accounting is optional.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are principally cash and cash equivalents and revenue. The Company maintains its cash in bank deposit accounts which, at times, may exceed Federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash and cash equivalents.

One grantor accounted for 100% of the Company’s grants receivable as of December 31, 2019. The Company had no grants receivable outstanding as of June 30, 2020.

Research and Development Expenses

Costs incurred for research and development are expensed as incurred. Research and development expenses primarily consist of outside consulting services and sponsored research, and the costs of materials and supplies used.

License Expense Recognition

During 2019, the Company entered into a collaborative research agreement with a University. Under the agreement, the Company is obligated to pay $426,943 to the University for access to developed technology and to cover expenses incurred to test the safety and efficacy of the Company’s antibodies. License expense is recorded as the research is performed or upon the achievement of a contingent milestone. The Company recorded license expense and a license payable of $200,000 as of December 31, 2019. The Company recorded $100,000 in additional license expense and no payable outstanding as of June 30, 2020.

Revenue Recognition

The Company’s revenue to date has been generated from grants received from ALS TDI and certain associations with common goals to perform research related to the cure of ALS. Such grants for research and development of technologies typically include technical milestones and periodic reviews.

The Company has concluded that its grant-related revenue is considered a nonreciprocal transaction in accordance with Topic 958 as a result of the fact that the Company retains all rights to the intellectual property and research generated from its grant activities. In accordance with the guidance of Topic 958, the Company assesses the grants as conditional or unconditional based upon the barriers that must be overcome to recognize the revenue.

Research Grant Revenue

The Company has a $994,000 research grant agreement with an unrelated nonprofit entity, which contains four research and productivity milestones. The Company accounts for this contract as the barriers are relieved under Topic 958 and, therefore, revenue is not recorded until each milestone is reached. Research grant revenue recorded was $0 and $500,000 for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively. Under the terms of the agreement, the Company is required to pay the grantor a percent of any net income derived from technology created under the research grant agreement, as determined and agreed upon by the Company and the grantor. There was no such net income generated for the six months ended June 30, 2020 and the year ended December 31, 2019. As of June 30, 2020, the Company had no grants receivable in relation to this grant as the $250,000 receivable outstanding as of December 31, 2019 was collected in January 2020. The Company expects to earn the remaining $120,000 in 2020.

Grant Revenue – Related Party

A portion of Company’s revenue is obtained through grants to fund research as a subcontractor to ALS TDI (see Note 10). The Company recognizes the revenue when the conditions have been met. The revenue from these grants, which is used to subsidize certain research and development costs, is recognized as efforts are expended and as eligible project costs are incurred.

Income Taxes

The Company accounts for income taxes according to the asset and liability method. The differences between the financial statement amounts and the tax bases of assets and liabilities are determined annually. Deferred tax assets and liabilities are computed for those differences that will result in taxable or deductible amounts in future periods using currently enacted tax laws and rates that apply to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that will more-likely-than-not be realized. Income tax expense is the tax payable or refundable for the current period plus or minus the change during the period in deferred income tax assets and liabilities.

The Company accounts for uncertainty in income taxes in accordance with ASC Topic 740, Income Taxes. This standard clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. Management of the Company has determined that there are no uncertain tax positions which qualify for either recognition or disclosure in the financial statements at June 30, 2020 and December 31, 2019. The Company’s income tax returns are subject to examination by the appropriate taxing jurisdictions.

Share-Based Compensation

The Company records share-based compensation at fair value. The grant date fair value of awards, net of expected forfeitures, is recognized as expense in the statements of operations over the requisite service period. The fair value of options is calculated using the Black-Scholes option pricing model. This option valuation model requires input of assumptions including, among others, the volatility of stock price, the expected life of the option, and the risk-free interest rate.

Due to its limited operating history and limited number of sales of its common stock, the Company estimates the volatility of its stock in consideration of a number of factors, including the volatility of comparable public companies. The expected life of a stock option is estimated using the average of the vesting period and the contractual term of the option. The risk-free interest rate assumption is based on observed interest rates appropriated for the expected term of the award. The estimated forfeiture rate is based on historical forfeiture information, as well as subsequent events occurring prior to the issuance of the financial statements.

Subsequent Events

Subsequent events have been evaluated through October 15, 2020, which is the date the financial statements were available to be issued. See Notes 9 and 10 for events that met the criteria for disclosure in the financial statements.

Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), an amendment of the FASB’s ASC. This ASU requires lessees to recognize a right-of-use asset and lease liability for most lease arrangements. The new standard is effective for the Company on January 1, 2022. The standard mandates a modified retrospective transition method or optional transition method for all entities and early adoption is permitted. The Company is evaluating the effect that ASU 2016-02 will have on its financial statements and related disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses. The standard requires a financial asset (including trade receivables) measured at amortized cost basis to be presented at the net amount expected to be collected. Thus, the income statement will reflect the measurement of credit losses for newly-recognized financial assets as well as the expected increases or decreases of expected credit losses that have taken place during the period. This standard will be effective for the year ending December 31, 2023. The Company is currently in the process of evaluating the impact of adoption of this ASU on the financial statements.

In August 2020, the FASB issued ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, which simplifies the guidance on the issuer’s accounting for convertible debt instruments by removing the separation models for (1) convertible debt with a cash conversion feature and (2) convertible instruments with a beneficial conversion feature. As a result, entities will not separately present in equity an embedded conversion feature in such debt. Instead, they will account for a convertible debt instrument wholly as debt, unless certain other conditions are met. The elimination of these models will reduce reported interest expense and increase reported net income for entities that have issued a convertible instrument that was within the scope of those models before the adoption of ASU 2020-06. Also, ASU 2020-06 requires the application of the if-converted method for calculating diluted earnings per share and treasury stock method will be no longer available. The provisions of ASU 2020-06 are applicable for fiscal years beginning after December 15, 2023, with early adoption permitted no earlier than fiscal years beginning after December 15, 2020. The Company is currently evaluating the impact of ASU 2020-06 on its financial statements.

3.	RESOURCE SHARING AGREEMENT

Effective November 1, 2017, the Company entered into a Resource Sharing Agreement with ALS TDI. Under this agreement, ALS TDI shares certain employees, office space, furniture, equipment, facilities, services, and other resources with the Company. The expenses under the Resource Sharing Agreement are included in management fee—related party and general and administrative - related party in the accompanying statements of operations.

As of June 30, 2020 and December 31, 2019, the Company owed ALS TDI $904,805, which is reflected as due to related party in the accompanying balance sheets. A portion of this due to related party is for the amounts allocated to the Company under the Resource Sharing Agreement. Management intends to convert this due to related party into common stock in future years and, therefore, is not reflected as a current liability.

4.	COMMITMENTS AND CONTINGENCIES

During December 2019, the Company entered into an operating lease agreement for research and development and office space through May 31, 2020. The lease requires monthly minimum lease payments of approximately $3,540 plus fees. Rent expense for the six months ended June 30, 2020 and the year ended December 31, 2019, totaled $21,384 and $3,564, respectively. Future minimum payments on the lease agreement are approximately $17,720 for the year ending December 31, 2020.

5.	CONVERTIBLE NOTES PAYABLE

During 2019, the Company entered into several agreements with investors with an aggregate amount raised of $8,948,054 in the form of convertible notes (the Notes), which occurred in two separate closings. Under the first closing, the Company raised $5,948,054 in the form of convertible notes payable with an interest rate of 6%, which is due on demand. During the six months ended June 30, 2020, the Company raised an additional $50,000 in convertible notes payable. The outstanding principal plus accrued interest pursuant to the Notes shall automatically convert into preferred stock or common stock upon the occurrence of a Qualified Financing (defined as an amount not less than $15,000,000).

Additionally, the investors had the option to convert if the majority in interest elected to convert, upon July 31, 2021 (the maturity date), upon a change in control, or upon a non-qualified financing (less than $15,000,000 raised). If not converted into equity, any outstanding principal and interest was to become immediately due and payable on the maturity date or at such other time before or after as agreed in writing by the investors.

Under the second closing, the Company raised $3,000,000 in the form of convertible notes payable with an interest rate of 6%, which is due on demand. Outstanding principal plus accrued interest pursuant to the Notes shall automatically convert into preferred stock or common stock upon the occurrence of a Qualified Financing (defined as an amount not less than $25,000,000). Additionally, the investor had the right to an optional conversion at any time as elected by the investor and the right to purchase additional notes with a principal value of $25,000,000. The Notes would convert at the lesser of $24 million divided by the fully-diluted share count at the time of the conversion or a 20% discount off of the price per share sold in the financing. Since the intrinsic value of the discount could not be ascertained at the time, no interest expense associated with a beneficial conversion feature was recorded for the six months ended June 30, 2020 and the year ended December 31, 2019.

The Company incurred $180,098 of interest expense related to the Notes for the year ended December 31, 2019, for which is included in accrued expense in the accompanying balance sheet as of December 31, 2019. The Company incurred $318,703 of interest expense related to the Notes for the six months ended June 30, 2020, for which is included in accrued expense in the accompanying balance sheet as of June 30, 2020. The Company incurred $979,446 of debt issuance costs that were recorded as a debt discount, amortized over the Note term using the effective interest method. Amortization expense of the debt issuance costs totaled $214,666 for the year ended December 31, 2019, and is included in interest expense in the accompanying statement of operations. The Company incurred $241,198, and is included in interest expense in the accompanying statement of operations. Future amortization expense of debt issuance costs for the years ending December 31, 2020 and 2021, is $482,395 and $282,385, respectively.

6.	CAPITAL STOCK

The Company’s Board of Directors has authorized the issuance of 35,000,000 shares comprised of 10,000,000 shares of Voting Common Stock, par value $0.00001 per share, and 25,000,000 shares of Non-Voting Common Stock, par value $0.00001 per share. The rights and privileges of the Voting and Non-Voting Common Stock shall be equal in all respects except that the voting power for the election of directors and all other purposes shall be vested exclusively in the holders of the Voting Common Stock.

During 2019, the Company issued 268,870 shares of voting Common Stock, $1.30 per share, in exchange for advisory services provided.

7.	EQUITY INCENTIVE PLAN

The Company established the 2017 Equity Incentive Plan (the Plan). Under the Plan, the Company may grant up to 800,000 shares of common stock to employees, officers, directors, and consultants of the Company. During 2017, the Company entered into various employment and consulting agreements which granted stock options to certain employees. The options vest over time or upon the achievement of certain milestone events and are exercisable at a per share price equal to the fair value of the common stock on the grant date. During the six months ended June 30, 2020, the Board of Directors voted to increase the option pool to 3,800,000 shares of common stock and a total of 2,785,713 options were awarded to certain employees and consultants. As of June 30, 2020 and December 31, 2019, there were $1,014,287 shares 644,000 shares available for future issuance under the Plan.

Certain agreements also provide for additional stock options contingent upon achievement of a certain level of outside financing. The strike price will be fair value of the options at the time financing is achieved.

The Company recorded stock compensation expense (recovery) of $683,749 and $(8,491) for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively. The expense is included in general and administrative in the accompanying statements of operations.

8.	LICENSE EXPENSE - RELATED PARTY

On May 20, 2015, the Company executed a License Agreement (the Agreement), which is an exclusive patent rights agreement with ALS TDI, a related party, for certain patents and “know-how” of ALS TDI. This agreement continues until the Company terminates the agreement with ninety-days’ written notice. The agreement calls for $25,000,000 of license fees payable to ALS TDI, subject to the Company’s achievement of certain milestones and other conditions.

The first and second milestones of the Agreement are the dosing of the first subjects in a first toxicity study in non-human primates and the dosing of the first patient in a Phase I Clinical Trial, respectively. Both of these milestones were achieved as of December 31, 2018 and 2017.

As amended February 2020, the remaining milestones to be achieved are as follows:

First milestone events:

(a)	$200,000 after dosing of first patient in a Phase IIB Clinical Trial.

(b)	$300,000 after dosing of first patient in a Phase III Clinical Trial.

(c)	$500,000 after completion of a Phase III Clinical Trial with a positive clinical endpoint.

(d)	$1,000,000 after first regulatory approval in the United States.

(e)	$1,000,000 after first regulatory approval in the European Union.

(f)	$1,000,000 after first regulatory approval in Asia.

(g)	$1,000,000 after first commercial sale in the Territory, as defined in the agreement.

In the event that the Company develops a second Licensed Product:

(a)	$500,000 after completion of Phase III Clinical Trial with a positive clinical endpoint.

(b)	$500,000 after first regulatory approval in the United States.

(c)	$500,000 after first regulatory approval in the European Union.

(d)	$500,000 after first regulatory approval in Asia.

(e)	$500,000 after first commercial sale in the Territory, as defined in the agreement.

The milestones of the Agreement are considered substantive in nature based on the following:

(a)	substantive effort is involved in achieving each milestone;

(b)	milestone payments are reasonable in relation to the effort expended to achieve each milestone;

(c)	a reasonable amount of time has passed between each payment; and

(d)	there is risk associated with each milestone.

Additionally, the annual license maintenance fees were amended to decrease the annual fee to $100,000 beginning upon the earlier of January 1, 2022, or a change of control event.

There were no milestones achieved during the six months ended June 30, 2020 or during 2019. In addition to the milestone payments, the Company shall pay ALS TDI an annual license maintenance fee of $100,000 beginning in the earlier of January 1, 2022, the Company’s first sublicense, or change in control, as defined in the Agreement. In the event of a change in control, the annual license maintenance fee and all milestone payments remaining will increase by 50%.

In addition, the Company shall pay ALS TDI fees based on reaching certain levels of annual net sales of any product produced with the patent rights. A royalty ranging between 4% and 7% shall be due on annual net sales greater than $250 million. Upon the first calendar year of reaching $500 million in aggregate net sales, the Company shall pay ALS TDI $15,000,000. Upon the first calendar year of reaching $1 billion in aggregate net sales, the Company shall pay ALS TDI $30,000,000.

9.	RELATED PARTY TRANSACTIONS

ALS TDI charges the Company a management fee for managing its operations, which totaled $18,426 and $214,336 for the six months ended June 30, 2020 and year ended December 31, 2019, respectively, and is reflected as management fee - related party in the accompanying statements of operations.

ALS TDI charges the Company general and administrative costs for its shared use of facility and other shared costs paid for by ALS TDI, which totaled $46,638 and $65,300 for the six months ended June 30, 2020 and the year ended December 31, 2019, respectively, and is reflected as general and administrative - related party in the accompanying statements of operations.

The Company provides services for ALS TDI as a sub-contractor under certain grant agreements, and ALS TDI also passes certain grants through to the Company. There were no pass-through grants recognized during the six months ended June 30, 2020 or the year ended December 31, 2019.

ALS TDI granted a license to the Company to use its patent rights in order to develop and commercialize a treatment for ALS under an agreement dated May 20, 2015 (see Note 8). Under this agreement, the Company must make payments to ALS TDI upon reaching certain milestones. The Company met the second milestone in 2018, and accordingly, owed a payment of $1,000,000 to ALS TDI. In 2018, ALS TDI elected to convert the amount owed under this agreement into additional shares of the Company’s stock. The Company issued ALS TDI 444,444 shares of $.00001 par value common stock in lieu of payment under this agreement. The fair value of the stock approximates the liability and, therefore, no gain or loss was recognized.

10.	SUBSEQUENT EVENTS

Economy

Subsequent to year-end, the COVID-19 outbreak in the United States has resulted in the closures of many businesses and a marked reduction in economic activity. While this disruption is currently expected to be temporary, there is considerable uncertainty around the duration. While the Company expects this matter to negatively impact its operating results, the related financial impact and duration cannot be reasonably estimated at this time.

ANNEX D

UNAUDITED PRO FORMA FINANCIAL STATEMENTS AND THE ACCOMPANYING NOTES FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND THE FISCAL YEAR ENDED DECEMBER 31, 2019

On September 14, 2020, Novus Therapeutics, Inc., a Delaware corporation (“Novus” or the “Company”), acquired Anelixis Therapeutics, Inc., a Delaware corporation (“Anelixis”) pursuant to that certain Agreement and Plan of Merger, dated September 14, 2020 (the “Merger Agreement”), by and among Novus, Nautilus Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Novus (“First Merger Sub”), Nautilus Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Novus (“Second Merger Sub”), and Anelixis. Pursuant to the Merger Agreement, First Merger Sub merged with and into Anelixis, pursuant to which Anelixis was the surviving entity and became a wholly owned subsidiary of Novus (the “First Merger”). Immediately following the First Merger, Anelixis merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Second Merger,” together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The following unaudited pro forma combined financial information is presented to illustrate the estimated effects of the Merger based on the historical financial statements and accounting records of Novus and Anelixis after giving effect to the Merger and the Merger-related pro forma adjustments as described in the notes included below.

The unaudited pro forma combined balance sheet as of June 30, 2020, combines the historical balance sheets of Novus and Anelixis, giving effect to the Merger as if it had occurred on June 20, 2020. The unaudited pro forma combined statement of operations for the six months ended June 30, 2020 and for the year ended December 31, 2019, combine the historical statements of operations of Novus and Anelixis, giving effect to the Merger as if it had occurred on January 1, 2020, the first day of the fiscal year ended December 31,.

The historical financial statements of Novus and Anelixis have been adjusted to give pro forma effect to events that are (1) directly attributable to the Merger and Financing, (2) factually supportable, and (3) with respect to the unaudited pro forma combined statements of operations, expected to have a continuing impact on the combined results of operations of the combined company. The unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes to the unaudited pro forma combined financial statements.

In addition, the unaudited pro forma combined financial information, including the notes thereto, should be read in conjunction with the following historical financial statements and accompanying notes:

separate audited historical financial statements of Novus as of and for the year ended December 31, 2019, and the related notes included in Novus’s Annual Report on Form 10-K for the year ended December 31, 2019;

separate unaudited historical financial statements of Novus as of and for the six month period ended June 30, 2020, and the related notes included in Novus’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020;

separate audited historical financial statements and related notes of Anelixis as of and for the year ended December 31, 2019; and

separate unaudited historical financial statements and related notes of Anelixis as of and for the six month period ended June 30, 2020.

The unaudited pro forma combined financial information has been prepared by Novus using the acquisition method of accounting in accordance with U.S. generally accepted accounting principles. Novus has been treated as the acquirer in the Merger for accounting purposes. The assets acquired and liabilities assumed by Novus in the Merger have been measured at their respective estimated fair values as of September 14, 2020. Differences between these estimates of fair value and the final acquisition accounting will occur, and those differences could have a material impact on the accompanying unaudited pro forma combined financial statements and the combined company’s future results of operations and financial position. The pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma combined financial information prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Novus will finalize the acquisition accounting (including the necessary valuation and other studies) as soon as practicable within the required measurement period, but in no event later than one year following completion of the Merger.

The unaudited pro forma combined financial information has been presented for informational purposes only. The unaudited pro forma combined financial information does not purport to represent the actual results of operations that Novus and Anelixis would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Unaudited Pro Forma Combined Balance Sheet

as of June 30, 2020

(in thousands)

	Novus Therapeutics, Inc.	Anelixis Therapeutics, Inc.	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash	$8,764	$4,624	$108,149	A	$121,537
Prepaid expenses and other current assets	997	23	—		1,020

Total current assets	9,761	4,647	108,149		122,557
Property and equipment, net	1	—	—		1
Operating lease asset, net	228	—	—		228
Goodwill	—	—	29,756	B	29,756
Intangible assets, net	—	—	34,301	C	34,301
Other assets	511	—	—		511

Total assets	$10,501	$4,647	$172,206		$187,354

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$150	$90	$—		$240
Current convertible notes payable, net	—	11,655	(11,655)	D	—
Current operating lease liability	188	—	—		188
Accrued severance	490	—	—		490
Accrued expenses and other liabilities	269	604	9,005	E	9,878

Total current liabilities	1,097	12,349	(11,655)		10,844
Non-current loan payable	—	905	(905)	D	—
Non-current operating lease liability	48	—	—		48

Total liabilities	1,145	13,254	(12,560)		10,844

Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—	—	A	—
			—	F
Common stock	1	—	—	G	1
			—	F
Additional paid-in capital	77,700	10,734	(10,734)	G	253,859
			108,149	A
			12,560	D
			74,537	F
			(19,087)	F
Accumulated deficit	(68,345)	(19,341)	19,341	G	(77,350)
			(9,005)	E

Total stockholders’ equity (deficit)	9,356	(8,607)	175,761		176,510

Total liabilities and stockholders’ equity (deficit)	$10,501	$4,647	$172,206		$187,354

Unaudited Pro Forma Combined Statement of Operations

Six Months Ended June 30, 2020

(in thousands, except share and per share data)

	Novus Therapeutics, Inc.	Anelixis Therapeutics, Inc.	Pro Forma Adjustments		Pro Forma Combined
Revenues
Research grant revenue	$—	$—	$—		$—
Operating expenses
Research and development	2,480	2,483			4,963
General and administrative	2,999	1,490		H	4,489
Restructuring expense	490	—			490

Total operating expenses	5,969	3,973	—		9,942

Loss from operations	(5,969)	(3,973)	—		(9,942)
Other income (expense), net	35	(559)			(524)
Warrant inducement expense	(4,829)	—			(4,829)

Net loss and comprehensive loss	$(10,763)	$(4,532)	$—		$(15,295)

Net loss per share, basic and diluted	$(0.63)	$(0.44)			$(1.68)

Weighted-average common shares outstanding, basic and diluted	17,124,331	10,223,697	(18,227,672)	I	9,120,356

Unaudited Pro Forma Combined Statement of Operations

Year Ended December 31, 2019

(in thousands, except share and per share data)

	Novus Therapeutics, Inc.	Anelixis Therapeutics, Inc.	Pro Forma Adjustments		Pro Forma Combined
Revenues
Research grant revenue	$—	$500			$500
Operating expenses
Research and development	8,128	3,313			11,441
General and administrative	6,056	1,529		H	7,585
Goodwill impairment	1,867	—			1,867

Total operating expenses	16,051	4,842	—		20,893

Loss from operations	(16,051)	(4,342)	—		(20,393)
Other income (expense), net	40	(395)			(355)

Net loss and comprehensive loss	$(16,011)	$(4,737)	$—		$(20,748)

Net loss per share, basic and diluted	$(1.36)	$(0.46)			$(2.35)

Weighted-average common shares outstanding, basic and diluted	11,799,468	10,223,697	(13,198,634)	I	8,824,531

Notes to Unaudited Pro Forma Combined Financial Information

1. Description of the Transactions and Basis of Presentation

Description of the Merger Transaction

On September 14, 2020, Novus acquired Anelixis pursuant to the “Merger Agreement”, by and among Novus, Nautilus Merger Sub 1, Inc., Nautilus Merger Sub 2, LLC, and Anelixis. Pursuant to the Merger Agreement, Nautilus Merger Sub 1, Inc. merged with and into Anelixis, pursuant to which Anelixis was the surviving entity and became a wholly owned subsidiary of Novus (the “First Merger”). Immediately following the First Merger, Anelixis merged with and into Nautilus Merger Sub 2, LLC, pursuant to which Nautilus Merger Sub 2, LLC was the surviving entity (the “Second Merger,” together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. Following the acquisition of Anelixis, the Company will continue to maintain its corporate headquarters in Southern California and will maintain research and development facilities in the Boston area.

Under the terms of the Merger Agreement, at the closing of the Merger, Novus issued to the stockholders of Anelixis 3,857,528 shares of the common stock of Novus, par value $0.001 per share (the “Common Stock”) and 146,765 shares of newly designated Series X Preferred Stock.

The foregoing summary of the transactions contemplated by the Merger Agreement is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Novus with the SEC on September 15, 2020.

Description of the Equity Financing

On September 14, 2020, Novus entered into a Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”). Pursuant to the Purchase Agreement, Novus agreed to sell an aggregate of approximately 217,200 shares of Series X Preferred Stock for an aggregate purchase price of approximately $108.15 million (collectively, the “Financing”). Subject to stockholder approval, each share of Series X Preferred Stock is convertible into 1,000 shares of Common Stock. The preferences, rights and limitations applicable to the Series X Preferred Stock are set forth in the Certificate of Designation. The Financing is exempt from registration pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

Reverse Stock Split

On October 5, 2020, Novus effected a reverse stock split of its issued and outstanding common stock and options for common stock at a ratio of 1-for-18. The reverse stock split was implemented pursuant to a Certificate of Amendment to the Company’s Certificate of Incorporation. The accompanying unaudited pro forma combined financial statements and notes give retroactive effect to the reverse stock split for all periods presented.

Basis of Presentation

The unaudited pro forma combined financial information was prepared using the acquisition method of accounting and is based on the historical financial statements of Novus and Anelixis.

The acquisition method of accounting is based on Accounting Standards Codification (“ASC”) 805, Business Combinations, and uses the fair value concepts defined in ASC 820, Fair Value Measurement.

ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. In addition, ASC 805 requires that the consideration transferred be measured at the date the Merger is completed at the then-current market price.

ASC 820 defines the term “fair value,” sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, Novus may be required to record the fair value of assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect Novus’s intended use of those assets. Many of these fair value measurements can be highly subjective, and it is possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Under the acquisition method of accounting, the assets acquired and liabilities assumed are recorded, as of the completion of the Merger, primarily at their respective fair values and added to those of Novus. Financial statements and reported results of operations of Novus issued after completion of the Merger will reflect these values but will not be retroactively restated to reflect the historical financial position or results of operations of Anelixis.

Under ASC 805, acquisition-related transaction costs (e.g., advisory, legal and other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred. Total acquisition-related transaction costs expected to be incurred by Novus and Anelixis are estimated to be $9.0 million, of which none were incurred through June 30, 2020. Certain acquisition related transaction costs incurred in the six months ended June 30, 2020, if any, are reflected as a pro forma adjustment to the unaudited pro forma combined statements of income for those same periods as a reduction in selling, general and administrative expenses because those net costs are not expected to have a continuing impact on the combined company’s results. There were no such certain acquisition related transaction costs incurred in the six months ended June 30, 2020.

The unaudited pro forma combined balance sheet as of June 30, 2020 is required to include adjustments which give effect to events that are directly attributable to the Merger regardless of whether they are expected to have a continuing impact on the combined company’s results or are non-recurring. Therefore, acquisition-related transaction costs expected to be incurred by Novus and Anelixis subsequent to June 30, 2020 of $9.0 million are reflected as pro forma adjustments to the unaudited pro forma combined balance sheet as of June 30, 2020, with the impact presented as an increase to accrued expenses and other current liabilities and a decrease to retained earnings.

The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger. These cost savings opportunities are from administrative cost savings as well as reduced health care costs due to medical management. Although Novus projects that cost savings will result from the Merger, there can be no assurance that these cost savings will be achieved. The unaudited pro forma combined financial information does not reflect any projected restructuring and integration-related costs associated with the achievement of projected annual cost savings. The restructuring and integration-related costs will be expensed in the appropriate accounting periods after completion of the Merger as incurred.

Novus and Anelixis did not record any income tax benefits for the net losses incurred and tax credits earned during the year ended December 31, 2019 due to the uncertainty of realizing a benefit from those items. Each company maintains a full valuation allowance on its net deferred tax assets. Accordingly, no tax-related adjustments have been reflected for the pro forma adjustments described in Note 4.

2. Consideration Transferred

The components of consideration transferred to effect the acquisition of Anelixis are:

(Thousands, except per common share data)
Common Stock Consideration:
Novus common shares issued to Anelixis shareholders (pre-split)	3,858

1-for-18 reverse stock split implemented on October 5, 2020	214
Multiplied by per share price of Novus common stock on September 14, 2020 (post-split)	$6.8040

Fair value of common stock consideration	$1,458

Preferred Stock Consideration:
Novus Series X preferred shares issued to Anelixis shareholders	147
Multiplied by per share price per Stock Purchase Agreement	$497.93

Fair value of preferred stock consideration	$73,079

Total Consideration:
Common stock consideration	$1,458
Preferred stock consideration	73,079
Other consideration transferred*	13

Total consideration transferred	$74,550

*

Certain outstanding warrants issued and equity awards granted were not settled upon completion of the Merger, and instead were converted into replacement warrants and equity awards issued by Novus. Novus estimated the fair value of these replacement warrants and equity awards to be $13.0 million and $4.5 million, respectively. Fair value of the replacement warrants for $13.0 million was attributed to pre-Merger services whereas fair value of the replacement options for $4.5 million was attributed to post-Merger services and shall be amortized prospectively as share-based compensation over the remaining vesting periods . The amount attributed to pre-Merger services is included in the other consideration transferred and will be included as an addition to Goodwill in Novus’s post-Merger financial statements.

3. Estimate of Assets Acquired and Liabilities Assumed

The following summarizes a preliminary estimate of the assets acquired and the liabilities assumed by Novus in the Merger assuming the Merger took place on June 30, 2020, and includes a reconciliation to the total consideration transferred:

As of September 14, 2020
(in thousands)
Cash	$11,034
Prepaid expenses and other current assets	10
Accounts payable	(565)
Accrued expenses and other liabilities	—

Net assets acquired	10,480

Goodwill	29,756
Identifiable intangible assets	34,301

Consideration transferred	$74,537

Goodwill is calculated as the difference between the acquisition date fair value of the total consideration transferred and the aggregate values assigned to the assets acquired and liabilities assumed. Goodwill is not amortized.

As of the completion of the Merger, identifiable intangible assets are required to be measured at fair value, and these acquired assets could include assets that are not intended to be used or sold or that are intended to be used in a manner other than their highest and best use. For purposes of these unaudited pro forma combined financial statements and consistent with the ASC 820 requirements for fair value measurements, it is assumed that all acquired assets will be used, and that all acquired assets will be used in a manner that represents the highest and best use of those acquired assets.

The fair value of identifiable intangible assets is determined primarily using variations of the “cost approach,” which is based on the amount that would be required currently to replace the asset. Other valuation methods, including the market approach and income approach, were also considered in estimating the fair value.

4. Pro Forma Adjustments

The unaudited pro forma combined financial information includes pro forma adjustments that are (1) directly attributable to the Merger and Financing, (2) factually supportable, and (3) with respect to the unaudited pro forma combined statements of operations, expected to have a continuing impact on the results of operations of the combined company.

The pro forma adjustments reflecting the completion of the transaction are based upon the preliminary accounting analysis conclusion that the transaction should be accounted for under the acquisition method of accounting and upon the assumptions set forth below.

The pro forma adjustments, based on preliminary estimates that may change significantly as additional information is obtained, are as follows:

A.

To reflect proceeds of $108.15 million from the purchase of 217,200 shares of Novus preferred stock at a price of $497.93 per share pursuant to the Financing entered into in connection with the Merger.

B.	To reflect the goodwill recognized as a result of the Merger.

C.	To reflect the identifiable intangible assets recognized as a result of the Merger.

D.

To reflect the conversion of (1) all outstanding Anelixis convertible notes payable into common stock and (2) all amounts due to ALS Therapy Development Foundation, Inc., mostly owned by Anelixis under a resource sharing agreement into Anelixis common.

E.

To reflect accrued liabilities that are directly attributable to the closing of the Merger, including approximately $2.3 million in employee severance and change-in-control obligations that will be reflected in the Novus statements of operations following the closing of the Merger, and estimated transaction costs to complete the Merger of approximately $6.7 million, principally consisting of banker fees, legal expenses, and auditor and printer fees. These pro forma adjustments are not reflected in the unaudited pro forma combined statements of operations as these amounts are not expected to have a continuing impact on the operating results of the combined company.

F.	To reflect the estimated purchase consideration transferred to Anelixis stockholders.

G.	To reflect the elimination of Anelixis’s historical stockholders’ equity.

H.

To reflect the elimination of transaction costs incurred during the period. These amounts have been eliminated on a pro forma basis as they are not expected to have a continuing effect on the operating results of the combined company.

I.	To reflect an increase in the weighted average shares outstanding for the period after giving effect to the issuance of Novus common stock in connection with the Merger and Financing:

	Six Months Ended June 30, 2020	Year Ended December 31, 2019
Anelixis common shares outstanding upon closing of the Merger	54,525,729	54,525,729
Exchange ratio as determined by Merger Agreement	2.626	2.626

Anelixis common shares outstanding (as-converted, pre-reverse split)	143,184,564	143,184,564
Pro forma Novus weighted-average shares outstanding for the period (pre-reverse split)	17,124,331	11,799,468
Novus common stock issued as part of consideration of the merger (pre-reverse split)	3,857,528	3,857,528
Adjustment for 1-for-18 reverse stock split implemented by Novus on October 5, 2020	(155,046,067)	(150,017,029)

Pro forma combined weighted-average shares outstanding for the period	9,120,356	8,824,531

ANNEX E

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results of Operations

The following discussion and analysis of the financial condition and results of operations of Anelixis as of and for the six months ended June 30, 2020 and the fiscal year ended December 31, 2019 should be read in conjunction with the unaudited pro forma financial statements and the accompanying notes for the six months ended June 30, 2020 and the fiscal year ended December 31, 2019 attached as Annex C and D hereto, respectively, and with the information contained under “Cautionary Note Regarding Forward-Looking Statements”.

Six months ended June 30, 2020 compared to the six months ended June 30, 2019 (in thousands):

	For the Six Months Ended June 30,		$ Variance	% Variance
	2020	2019
Operating expenses:
Research and development	$2,483	$1,524	959	63%
General and administrative	1,490	706	784	111%

Total operating expenses	3,973	2,230	1,743	78%
Loss from operations	(3,973)	(2,230)	(1,743)	(78)%
Other income (expense), net	559	108	451	418%

Net loss and comprehensive loss	$(4,532)	$(2,338)	2,194	(94)%

Research and Development Expenses

The increase in research and development expenses of $959,000 for the six months ended June 30, 2020 compared to the six months ended June 30, 2019, was primarily due to increases in consulting and other professional fees of $404,000, personnel related costs of $237,000, contract manufacturing costs for AT-1501 of $215,000, pre-clinical costs of $126,000, and general overhead costs of $12,000. The increases were partially offset by a decrease in clinical costs of $35,000.

General and Administrative Expenses

The increase in general and administrative expenses of $784,000 for the six months ended June 30, 2020 compared to the six months ended June 30, 2019 was primarily due to an increase in stock-based compensation of $664,000, personnel related costs of $239,000, and general operating costs of $18,000. The increases were partially offset by decreases in consulting and other professional fees of $116,000 and facility expenses of $21,000.

Other Income (Expense), Net

The change in other income (expense), net was due to an increase in interest expense of $451,000 for the six months ended June 30, 2020.

Year ended December 31, 2019 compared to the year ended December 31, 2018 (in thousands):

	For the Year Ended December 31,		$ Variance	% Variance
	2019	2018
Operating revenue:
Grant revenue	$500	$649	(149)	(23)%
Total operating revenue	500	649	(149)	(23)%

Operating expenses:
Research and development	$3,513	$4,354	(841)	(19)%
General and administrative	1,329	569	760	134%

Total operating expenses	4,842	4,923	(81)	(2)%
Loss from operations	(4,342)	(4,274)	68	2%
Other income (expense), net	395	—	395	–%

Net loss and comprehensive loss	$(4,737)	$(4,274)	463	11%

Grant Revenue

The decrease in grant revenue of $149,000 for the year ended December 31, 2019 compared to the year ended December 31, 2018, was primarily due to a decreased emphasis on grant application activity to focus on other fundraising activities such as convertible debt and equity financings.

Research and Development Expenses

The decrease in research and development expenses of $841,000 for the year ended December 31, 2019 compared to the year ended December 31, 2018, was primarily due to decreases in contract manufacturing costs of $1.5 million, royalty fees of $1.0 million, general overhead costs of $28,000, and travel and meeting expense of $21,000, partially offset by increases in clinical costs and pre-clinical costs for AT-1501 of $981,000 and $524,000, respectively, as well as a $203,000 increase in personnel related costs

General and Administrative Expenses

The increase in general and administrative expenses of $760,000 for the year ended December 31, 2019 compared to the year ended December 31, 2018 was primarily due to an increase in personnel related costs of $411,000, consulting and other professional fees of $314,000, travel and meeting expenses of $27,000 and an increase in general operating costs of $8,000.

Other Income (Expense), Net

The change in other income (expense), net was due to an increase in interest expense of $395,000 for the year ended December 31, 2019.

Liquidity and Capital Resources

As of June 30, 2020, we had cash of $4.6 million, consisting of readily available cash in bank accounts. While we believe our cash is not subject to excessive risk, we maintain significant amounts of cash at one or more financial institutions that are in excess of federally insured limits. To date, our operations have been financed primarily by net proceeds from the sale of preferred and common stock, the issuance of convertible promissory notes, and cash received from grants.

Cash Flows

The following table provides a summary of our net cash flow activity (in thousands):

	For the Six Months Ended June 30,
	2020	2019
Net cash used in operating activities	$(3,909)	$(1,921)
Net cash used in investing activities	—	—
Net cash provided by financing activities	3,230	3,425

Net change in cash	$(679)	$1,504

Comparison of the Six Months Ended June 30, 2020 and 2019

Net cash used in operating activities for the six months ended June 30, 2020 consisted primarily of our net loss of $4.5 million, partially offset by non-cash items consisting primarily of stock-based compensation and depreciation and amortization totaling $925,000. Additionally, cash used in operating activities for the six months ended June 30, 2020 reflected a net decrease in cash from changes in operating assets and liabilities of $302,000, due to a decrease in accounts payable and license payable, offset by a decrease in research grant receivable and prepaid expenses.

Net cash used in operating activities for the six months ended June 30, 2019 consisted primarily of our net loss of $2.3 million, partially offset by non-cash items consisting primarily of stock-based compensation and depreciation and amortization totaling $84,000. Additionally, cash used in operating activities for the six months ended June 30, 2019 reflected a net increase in cash from changes in operating assets and liabilities of $333,000, primarily due to an increase in our accounts payable and a decrease in our due to related party.

There was no cash provided by or used in the Company’s investing activities for the six months ended June 30, 2020 and 2019.

Net cash provided by financing activities for the six months ended June 30, 2020 was comprised of $3.2 million in net proceeds from the issuance of convertible debt.

Net cash provided by financing activities for the six months ended June 30, 2019 was comprised of $3.4 million in net proceeds from the issuance of convertible debt.

CONTRACTUAL OBLIGATIONS AND COMMITMENTS

Contractual Obligations

Per §229.303 of Regulation S-K, the Company, designated a Smaller Reporting Company as defined in §229.10(f)(1) of Regulation S-K, is not required to provide the disclosure required by this Item.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements as defined in the rules and regulations of the SEC.

ANNEX F

2020 INCENTIVE PLAN

NOVUS THERAPEUTICS, INC.

2020 LONG TERM INCENTIVE PLAN

1.	GENERAL.

(a) Successor to Prior Plan. This Plan is the successor to the Novus Therapeutics, Inc. 2014 Stock Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Effective Date, no additional stock awards will be granted under the Prior Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. This Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; and (vii) Performance Cash Awards.

(d) Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible award recipients may benefit from increases in the value of the Stock.

2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer this Plan. The Board may delegate administration of this Plan to a Committee or Committees, as provided in Section 2(d).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Stock under the Award; (E) the number of shares of Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of this Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in this Plan or in any Award Document or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make this Plan or Award fully effective.

(iii) To settle all controversies regarding this Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, or to extend, in whole or in part, the time during which an Award may be exercised or vest, or at which cash or shares of Stock may be issued.

(v) To suspend or terminate this Plan at any time. Except as otherwise provided in this Plan or an Award Document, suspension or termination of this Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi) To amend this Plan in any respect the Board deems necessary or advisable, including, without limitation, adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A of the Code and/or making this Plan or Awards granted under this Plan exempt from or compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of this Plan that (A) materially increases the number of shares of Stock available for issuance under this Plan, (B) materially expands the class of individuals eligible to receive Awards under this Plan, (C) materially increases the benefits accruing to Participants under this Plan, (D) materially reduces the price at which shares of Stock may be issued or purchased under this Plan, (E) materially extends the term of this Plan, or (F) materially expands the types of Awards available for issuance under this Plan. Except as otherwise provided in this Plan (including subsection (viii) below) or an Award Document, no amendment of this Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to this Plan for stockholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3 of the Exchange Act or any successor rule, if applicable.

(viii) To approve forms of Award Documents for use under this Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Documents for such Awards, subject to any specified limits in this Plan that are not subject to Board discretion. A Participant’s rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. However, a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of this Plan and/or Award Documents.

(x) To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in this Plan by persons eligible to receive Awards under this Plan who are not citizens of, subject to taxation by, or employed outside, the United States or (B) to allow Awards to qualify for special tax treatment in a jurisdiction other than the United States. Board approval will not be necessary for immaterial modifications to this Plan or any Award Document that are required for compliance with the laws of the relevant jurisdiction.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of this Plan to a Committee or Committees. If administration of this Plan is delegated to a Committee, the Committee will have, in connection with the administration of this Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in the charter of the

Committee to which the delegation is made, or resolutions, not inconsistent with the provisions of this Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to any subcommittee. Unless otherwise provided by the Board, delegation of authority by the Board to a Committee, or to an Officer or employee pursuant to Section 2(e), does not limit the authority of the Board, which may continue to exercise any authority so delegated and may concurrently administer this Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following, to the maximum extent permitted by applicable law: (i) designate Employees who are not Officers to be recipients of Stock Awards and the terms of such Stock Awards; and (ii) determine the number of shares of Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on a form that is substantially the same as the form of Stock Award Document approved by the Committee or the Board for use in connection with such Stock Awards, unless otherwise provided for in the resolutions approving the delegation authority.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board (or a duly authorized Committee, subcommittee or Officer exercising powers delegated by the Board under this Section 2) in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THIS PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate initial maximum number of shares of Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed                 shares of Stock consisting of                 shares of Common Stock and                 of Preferred Stock plus (A) any shares of Common Stock that remain available for grant under the Prior Plan as of the Effective Date and (B) any shares of Common Stock subject to outstanding awards under the Prior Plan as of the Effective Date that on or after the Effective Date are forfeited, terminated, expire or otherwise lapse without being exercised (to the extent applicable), or are settled in cash (the “Share Reserve”).

(ii) For clarity, the Share Reserve is a limitation on the number of shares of Stock that may be issued under this Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued under the terms of this Plan in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under this Plan.

(iv) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award expires, is cancelled or forfeited or otherwise terminates without all of the shares covered by the Stock Award having been issued, then the shares of Stock subject to the Stock Award (or portion thereof) that expire, are cancelled or forfeited or otherwise terminate shall revert and again be available for issuance under this Plan. In addition, the aggregate number of shares of Stock available for issuance under this Plan at any time shall not be reduced by (i) shares of Stock subject to Stock Awards that have been terminated, expired unexercised, forfeited or settled in cash, (ii) shares of Stock subject to Stock Awards that have been retained or withheld by the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a Stock Award, or (iii) shares of Stock subject to Stock Awards that otherwise do not result in the issuance of shares in connection with payment or settlement thereof. In addition, shares of Stock that have been delivered (either actually or by attestation) to the Company in payment or satisfaction of the exercise price, purchase price or tax withholding obligation of a Stock Award shall be available for issuance under this Plan.

(b) Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Stock that may be issued on the exercise of Incentive Stock Options will be                 shares of Common Stock and                 shares of Preferred Stock.

(c) Source of Shares. The Stock issuable under this Plan will be shares of authorized but unissued or reacquired Stock, including shares repurchased by the Company on the open market or otherwise or shares classified as treasury shares.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Document will conform to (through incorporation of provisions hereof by reference in the applicable Award Document or otherwise) the substance of each of the following provisions:

(a) Term. Subject to Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Document.

(b) Exercise Price. Subject to Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Stock equivalents.

(c) Purchase Price for Options. The purchase price of Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The purchase price shall be denominated in U.S. dollars. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the United States Federal Reserve Board or a successor regulation, or a similar rule in a foreign jurisdiction of domicile of a Participant, that, prior to or contemporaneously with the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the proceeds of sale of such stock;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Document.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Award Document evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Stock equal to the number of Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Document evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board determines. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-1(b)(2) or other applicable law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. In addition, unless otherwise provided in a Participant’s applicable Award Document, or other agreement between the Participant and the Company, if the sale of any Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, and the Company does not waive the potential violation of the policy or otherwise permit the sale, or allow the Participant to surrender shares of Stock to the Company in satisfaction of any exercise price and/or any withholding obligations under Section 8(g), then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Document. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Document, or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in this Plan or the applicable Award Document, or other agreement between the Participant and the Company, for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death, and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Award Document. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Document or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Stock until at least 6 months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option or SAR is not assumed, continued, or substituted, or (iii) upon the non-exempt Employee’s retirement (as such term may be defined in the non-exempt Employee’s applicable Award Document, in another agreement between the non-exempt Employee and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than 6 months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt Employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from such employee’s regular rate of pay, the provisions of this paragraph will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Documents.

(m) No Repricing. Neither an Option nor SAR may be modified to reduce the exercise price thereof nor may a new Option, SAR or other Award at a lower price be substituted or exchanged for a surrendered Option or SAR (other than adjustments or substitutions in accordance with Section 9(a) relating to Capitalization Adjustments), unless such action is approved by the stockholders of the Company.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Award Documents need not be identical. Each Restricted Stock Award Document will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Stock awarded under the Restricted Stock Award Document may be subject to forfeiture to the Company in accordance with a vesting schedule and subject to such conditions as may be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Document.

(iv) Transferability. Stock issued pursuant to an Award, and rights to acquire shares of Stock under the Restricted Stock Award Document, will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Document, as the Board determines in its sole discretion, so long as such Stock remains subject to the terms of the Restricted Stock Award Document.

(v) Dividends. Any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Document will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Documents may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Documents need not be identical. Each Restricted Stock Unit Award Document will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Document.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Document. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award in such a manner as determined by the Board. Any dividend equivalents and/or additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Document to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Document, or other agreement between the Participant and the Company, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Document, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is granted and/or becomes payable contingent upon the attainment during a Performance Period of the achievement of certain performance goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the performance goals to be achieved during the Performance Period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Committee, the Board, or an authorized Officer, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Committee, the Board, or an authorized Officer, as the case may be, retains the discretion to define the manner of calculating the performance criteria it selects to use for a Performance Period.

7.	COVENANTS OF THE COMPANY.

(a) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to, and does not undertake to, provide tax advice or to minimize the tax consequences of an Award to the holder of such Award.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act this Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Stock under this Plan, the Company will be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Stock. Proceeds from the sale of shares of Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the latest date that all necessary corporate action has occurred and all material terms of the Award (including, in the case of stock options, the exercise price thereof) are fixed, unless otherwise determined by the Board, regardless of when the documentation evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Document as a result of a clerical error in the papering of the Award Document, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Document.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Stock subject to such Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in this Plan, any Award Document or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or any other capacity or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, including, but not limited to, Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the organizational documents of the Company or an Affiliate (including articles of incorporation and bylaws), and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence), or the Participant’s role or primary responsibilities are changed to a level that, in the Board’s determination does not justify the Participant’s unvested Awards, and such reduction or change occurs after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds USD$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Withholding Obligations. Unless prohibited by the terms of an Award Document, the Participant may satisfy any national, state, local or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) cash payment; (ii) withholding shares of Stock from the shares of Stock issued or otherwise issuable in connection with the Award (only up to the amount permitted that will not cause an adverse accounting consequence or cost); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Document.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of this Plan and in accordance with applicable law.

(j) Compliance with Section 409A. Unless otherwise expressly provided for in an Award Document, or other agreement between the Participant and the Company, this Plan and Award Documents will be interpreted to the greatest extent possible in a manner that makes this Plan and the Awards granted hereunder exempt from Section 409A of the Code, to the extent that Section 409A of the Code is applicable to an Award, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Document evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Document is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Document. Notwithstanding anything to the contrary in this Plan (and unless the Award Document specifically provides otherwise), if the shares of Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code and the Participant is otherwise subject to Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(i) Clawback/Recovery. All Awards granted under this Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Document as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to this Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities or other property and value (including price per share of stock) subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Document, or other agreement between the Participant and the Company, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Change in Control. The following provisions will apply to Awards in the event of a Change in Control unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award. In the event of a Change in Control, then, notwithstanding any other provision of this Plan, the Board will take one or more of the following actions with respect to each outstanding Award, contingent upon the closing or completion of the Change in Control:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar award for the Award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the Company pursuant to the Change in Control);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Stock issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Board, in its reasonable determination, may consider appropriate as an approximation of the value of the canceled Award, taking into account the value of the Stock subject to the canceled Award, the possibility that the Award might not otherwise vest in full, and such other factors as the Board deems relevant; and

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value in the Change in Control of the property the Participant would have received upon the exercise of the Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Award.

In the absence of any affirmative determination by the Board at the time of a Change in Control, each outstanding Award will be assumed or an equivalent Award will be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the Award or to substitute an equivalent Award, in which case the vesting of such Award will accelerate in its entirety (along with, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Board will determine (or, if the Board will not determine such a date, to the date that is 5 days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective.

(d) Acceleration of Awards upon a Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Document for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	TERMINATION OR SUSPENSION OF THIS PLAN.

The Board or the Compensation Committee may suspend or terminate this Plan at any time. This Plan will have no fixed expiration date; provided, however, that no Incentive Stock Option may be granted more than 10 years after the later of (i) the Adoption Date and (ii) the adoption by the Board of any amendment to this Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code. No Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

11.	EFFECTIVE DATE OF PLAN; TIMING OF FIRST GRANT OR EXERCISE.

No Stock Award may be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, or Performance Stock Award, may be granted) and no Performance Cash Award may be settled unless and until this Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the Adoption Date. The Plan was approved by the Board on the Adoption Date and shall become effective on the Effective Date, subject to stockholder approval on such date. Subject to earlier termination as provided in Section 10, no new Stock Awards may be granted under this Plan on or after                 , 2030; provided, however, that Stock Awards outstanding on such date shall remain subject to the terms of the Plan and any applicable Award Document.

12.	CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS.

As used in this Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means                 , 2020, which is the date of adoption of this Plan by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Document” means a written agreement between the Company and a Participant, or a written notice issued by the Company to a Participant, evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Stock subject to this Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant’s failure substantially to perform his or her duties and responsibilities to the Company or any Affiliate or violation of a policy of the Company or any Affiliate; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other misconduct that has caused or is reasonably expected to result in injury to the Company or any Affiliate; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any Affiliate; or (iv) Participant’s breach of any of his or her obligations under any written agreement or covenant with the Company or any Affiliate. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company, any Affiliate or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing 50% or more of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) 50% or more of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(d).

(k) “Compensation Committee” means the Compensation Committee of the Board.

(l) “Common Stock” means common stock, $0.001 par value per share, of the Company.

(m) “Company” Novus Therapeutics, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of this Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form Registration Statement on Form S-8 or a successor form under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, if required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the applicable Award Document, the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Effective Date” means                 , 2020.

(s) “Employee” means any person providing services as an employee of the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of this Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Stock determined as follows:

(i) If the Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Stock as of any date of determination will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Incentive Stock Option” means an option granted pursuant to Section 5 of this Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.

(z) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of this Plan that does not qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Stock granted pursuant to this Plan.

(cc) “Option Agreement” means an Award Document evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of this Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff) “Participant” means a person to whom an Award is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(hh) “Performance Period” means the period of time selected by the Board over which the attainment of one or more performance goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(jj) “Plan” means this 2020 Novus Therapeutics, Inc. Long Term Incentive Plan, as amended and restated from time to time.

(kk) “Preferred Stock” means Series X1 Preferred Stock, $0.001 par value per share, of the Company, which constitutes “service recipient stock” as such term is described under Section 409A of the Code.

(ll) “Restricted Stock Award” means an award of shares of Stock which is granted pursuant to the terms and conditions of Section 6(a).

(mm) “Restricted Stock Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Document will be subject to the terms and conditions of this Plan.

(nn) “Restricted Stock Unit Award” means a right to receive shares of Stock which is granted pursuant to the terms and conditions of Section 6(b).

(oo) “Restricted Stock Unit Award Document” means an Award Document evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Document will be subject to the terms and conditions of this Plan.

(pp) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(qq) “Stock” means Common Stock or Preferred Stock, as applicable.

(rr) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Stock that is granted pursuant to the terms and conditions of Section 5.

(ss) “Stock Appreciation Right Award Document” means an Award Document evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Award Document will be subject to the terms and conditions of this Plan.

(tt) “Stock Award” means any right to receive Stock granted under this Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, or a Performance Stock Award.

(uu) “Stock Award Document” means an Award Document evidencing the terms and conditions of a Stock Award grant. Each Stock Award Document will be subject to the terms and conditions of this Plan.

(vv) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ww) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

*            *             *

SPECIAL MEETING OF NOVUS THERAPEUTICS, INC.

Date:	[ ]
Time:	10:00 A.M. PT
Place:	Novus Therapeutics, Inc. 19900 MacArthur Boulevard, Irvine, CA 92612

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR the nominees listed in Proposals 1-4.

		For	Against	Abstain	Directors Recommend ê

1.	To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, upon conversion of the Company’s Series X1 Preferred Stock, par value $0.001 per share, issued in September 2020.	☐	☐	☐	For

2:	To approve the Novus Therapeutics, Inc. 2020 Long Term Incentive Plan	☐	☐	☐	For

3:	To ratify an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology.	☐	☐	☐	For

4:	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3.	☐	☐	☐	For

Note: To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Special Meeting of Novus Therapeutics, Inc.

to be held on Tuesday, [        ], 2020

for Holders as of [        ], 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:
INTERNET		TELEPHONE
Go To		866-229-2195
www.proxypush.com/NVUS • Cast your vote online. • View Meeting Documents.		• Use any touch-tone telephone.
	OR	• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints David-Alexandre C. Gros and Jon S. Kuwahara, and each other of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Novus Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1-4. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PROXY TABULATOR FOR
NOVUS THERAPEUTICS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

Proxy — Novus Therapeutics, Inc.

Special Meeting of Stockholders

[        ], 2020, 10:00 A.M. PT

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Gregory J. Flesher and Jon S. Kuwahara (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Novus Therapeutics, Inc., a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Novus Therapeutics, Inc. 19900 MacArthur Boulevard, Irvine, CA 92612, on [        ], 2020 at 10:00 A.M. PT and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

1.

To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of the Company’s common stock, upon conversion of the Company’s Series X1 Preferred Stock, par value $0.001 per share , issued in September 2020.

2.	To approve the Novus Therapeutics, Inc. 2020 Long Term Incentive Plan.

3.	To ratify an amendment to our bylaws to allow for participation in stockholder meetings by means of virtual meeting technology.

4.	To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3

The Board of Directors of the Company recommends a vote “FOR” proposals 1-4.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” proposals 1-4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box.	☐